UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

200 Clarendon Street

27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. The Fund’s performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

The U.S. equity and fixed income markets generated positive returns during the 12 months ended December 31, 2012 (the “Reporting Period”).

Equity Markets

Representing the U.S. equity market, the S&P® 500 Index rose 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve Board (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9%, and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks drove market-leading returns in the financials sector. The heavily weighted financials sector was also the largest positive contributor (weight times performance) to S&P® 500 Index returns. On optimism about the economy and improved consumer confidence, the consumer discretionary sector also performed well. Conversely, the energy sector posted positive returns but was comparatively weak during the Reporting Period, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

MARKET REVIEW

Fixed Income Markets

The U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index (“Barclays Index”), returned 4.21% during the Reporting Period. Non-government sectors led the gains.

Spread, or non-U.S. Treasury, sectors started the Reporting Period on a rally that persisted through March 2012, helped by a global trend of improving economic data. In the U.S., manufacturing activity accelerated, and the unemployment rate fell faster than anticipated to a three-year low of 8.3%. Despite this favorable economic backdrop, persistent concerns about the Eurozone’s financial crisis continued to support demand for lower-risk government bonds. Highly accommodative monetary policy by global central banks also helped curb increases in U.S., Japanese and German government bond yields.

The positive trend for spread sectors reversed during the second quarter of 2012. Global economic data weakened, and concerns mounted about heavy losses in Spain’s banking sector and the possibility of Greece exiting the Eurozone. May was the toughest month in the Reporting Period overall for riskier asset classes. Equity indices fell sharply and emerging market sovereign bonds underperformed U.S. Treasuries by more than 5%. In June, investors’ risk appetite began to recover as a second round of Greek elections reaffirmed that country’s commitment to austerity and European Union leaders reached broad consensus on a recapitalization of Spanish banks. U.S. economic data began to improve, particularly in the housing sector with the Standard & Poor’s/Case-Shiller Home Price Indices showing a clear upward trend. Labor market data beat expectations again, and by the end of the Reporting Period, the U.S. unemployment rate had dropped to 7.8%. These factors sparked renewed rallies across spread sectors that persisted for most of the remainder of the Reporting Period, fueled primarily by investors’ search for yield in an extremely low interest rate environment.

Early in the third calendar quarter, U.S. and German interest rates traded near record lows — 1.39% for the U.S. 10-year Treasury bond and 1.17% for the German 10-year bund—on mounting expectations for further monetary stimulus. Central banks delivered on these expectations. In July 2012, the ECB cut its benchmark interest rate to 0.75% and its deposit rate to zero. In September, the ECB pledged to purchase potentially unlimited amounts of distressed government bonds in secondary markets as needed. As mentioned above, the Fed announced open-ended purchases of agency mortgage-backed securities in a third round of quantitative easing, dubbed QE3, and extended the likely period of low rates from mid-2014 to mid-2015.

Volatility increased in the lead-up to the November 2012 U.S. elections, though the reelection of President Obama had little impact on the fixed income markets. After a brief pause, spread sector rallies resumed, despite mounting uncertainty about the then-looming fiscal cliff. In the final days of the Reporting Period, the fixed income markets focused on the eleventh-hour negotiations in Washington, D.C., as lawmakers strived to reach agreement on fiscal policies ahead of the year-end deadline for automatic spending cuts and the expiration of Bush-era tax cuts.

During the Reporting Period as a whole, higher-yielding fixed income sectors outperformed U.S. Treasury securities. Non-agency mortgage-backed securities performed best, with an excess return of 29.2% over similar-duration U.S. Treasuries. Agency mortgage-backed securities were the weakest performers, generating an excess return of 0.9% over U.S. Treasuries during the Reporting Period.

Looking Ahead

Equity Markets

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive in our view ahead for U.S. equities. We recognize fiscal policy may lead to a drag on economic growth, and recent steps taken by the Fed to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S., and the lack of clarity around the outcome of fiscal negotiations, has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe provides companies with the ability to generate shareholder value, even in a slower economic growth environment. The S&P 500 Index, as a broad measure of the U.S. equity market, was trading below its historical average price-to-earnings ratio at the end of the Reporting Period, while its dividend yield was greater than the yield

MARKET REVIEW

on the 10-year U.S. Treasury bond. Continued strength in the U.S. housing recovery should provide, in our view, support to the economy and boost confidence among consumers.

Through these conditions, our investment decisions remain driven by our long-standing process and philosophy. We dive deep into the fundamentals of our holdings, meet with companies’ managements and have continuous discussions and debates amongst ourselves to ensure that the portfolios are reflective of our highest conviction ideas. We construct the portfolios around businesses that we believe should create long-term value for shareholders and are leveraged to secular growth trends rather than to political outcomes or macroeconomic expectations.

In our view, companies with strong business franchises become more attractive in uncertain environments. Holding competitive advantages, a strong management team and the ability to allocate capital allows the business to adapt and continuously execute on its long-term plans regardless of current sentiment. Companies are not static entities. We believe strong management teams know they must adapt to regulatory changes, expand into new markets and improve their product offerings in order to remain competitive and grow. These are the types of investments we believe will reward our shareholders over the long term. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Fixed Income Markets

Just after the close of the Reporting Period, U.S. lawmakers struck a deal to avert triggering several automatic tax increases. However, the new Congress will need to revisit fiscal issues, including spending cuts and the raising of the U.S. debt ceiling.

In our opinion, the fiscal cliff agreement is far from ideal, but we believe the underlying momentum in the U.S. economy is healthy. Indeed, our view of 2013 economic growth is more optimistic than the consensus view. We believe pent-up investment demand will be released in the wake of the fiscal cliff resolution. We also expect a continued recovery in the housing market and an environment favorable to riskier asset classes. As a result, we expect the long-term end of the U.S. Treasury yield curve to remain under pressure.

Our fixed income positioning overall reflects the “risk-on” environment, with an underweight in U.S. interest rate risk relative to fixed income portfolio benchmarks and overweighted positions in corporate credit and mortgage-backed securities. At the end of the Reporting Period, we planned to maintain our core position — an overweight to lower coupon mortgage-backed securities that are the target of Fed purchases, an underweight to coupons that are most vulnerable to refinancing at current historically low rates, and an overweight to higher coupons that have already priced in this risk.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 6.70%. This return compares to the 4.21% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Our top-down cross-sector strategy contributed the most to the Fund’s relative outperformance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. The Fund’s duration and U.S. yield curve positioning relative to the Barclays Index also enhanced results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. In addition, bottom-up individual issue selection was a strong driver of relative returns.

Which fixed income market sectors most affected Fund performance?

The Fund’s overweighted position in the strongly performing non-agency mortgage-backed securities sector contributed positively to relative results. An overweight to corporate credit, which also outperformed U.S. Treasuries during the Reporting Period, was advantageous as well.

Individual issue selection within the investment grade corporate bond and collateralized sectors enhanced relative performance. Among corporate bonds, investments in the financials and industrials sub-sectors boosted returns. Within the collateralized sector, the Fund benefited from its holdings in non-agency adjustable-rate mortgages (“ARMs”) and pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Our issue selection among asset-backed securities (“ABS”) and covered bonds also added value. Detracting slightly was issue selection among commercial mortgage-backed securities (“CMBS”).

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added to its relative returns for the Reporting Period overall. At the beginning of the Reporting Period, the Fund held a short duration position relative to that of the Barclays Index because we believed that interest rates would begin to increase when the Fed’s Operation Twist concluded in June 2012. (Ultimately, the Fed extended Operation Twist to the end of December 2012.) In the second quarter, as riskier asset classes declined on further evidence of slowing global economic growth and renewed tensions in Europe, we maintained the Fund’s short duration positioning relative to the Barclays Index. We subsequently shifted the Fund to a longer duration position relative to the Barclays Index in response to the Fed’s commitment to keep short-term interest rates low and based on our outlook for subdued economic growth and deteriorating financial conditions in Europe. This positioning contributed positively as U.S. economic data weakened and concerns about Spanish and Italian debt increased. In addition, during the third quarter, the Fund benefited from its longer duration position in U.S. and German government bonds, concentrated in the intermediate segment of the yield curve, as yields declined. In the fourth quarter, as interest rates moved higher, this longer duration positioning detracted. By the end of the Reporting Period, we had shifted the Fund to a shorter duration position relative to the Barclays Index once again.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, we actively adjusted the Fund’s duration as market conditions shifted. From a sector perspective, we maintained the Fund’s overweight in non-agency mortgage-backed securities. In July and August 2012, the Fund held a substantial overweight in agency mortgage-backed securities because we believed the Fed would re-enter the market and begin purchasing the securities. As the market similarly anticipated Fed action, spreads, or yield differentials to U.S. Treasuries, tightened, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. After the announcement, agency mortgage-backed security spreads tightened further.

During the first half of the Reporting Period, we shifted the Fund from an underweight in pass-through mortgage securities to a significant overweight. In the second half, we reduced the Fund’s allocation to pass-through mortgage securities to a more modest overweighted position. We increased the Fund’s already overweight position in corporate credit toward the end of the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and overweight investment grade corporate bonds relative to the Barclays Index. It was overweight quasi-government bonds, ABS, CMBS, residential mortgage-backed securities and pass-through mortgage securities. In addition, the Fund had exposure to covered bonds and emerging markets debt.

FUND BASICS

Core Fixed Income Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Year	Since Inception	Inception Date
Service	6.70%	5.10%	5.21%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.67%	0.83%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Core Fixed Income Fund (Commenced January 9, 2006)	6.70%	5.10%	5.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 15.50%. This return compares to the 15.96% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

All 10 sectors in the S&P 500 Index recorded gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were financials, consumer discretionary and health care. The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 19.03%. The industries with the strongest performance in terms of total return were diversified financials; media; retailing; banks; and customer durables and apparel.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were financials, information technology and consumer discretionary. The industries with the strongest performance on the basis of impact were diversified financials; software and services; pharmaceuticals, biotechnology and life sciences; capital goods; and media.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

During the Reporting Period, the utilities, energy and consumer staples sectors were the weakest performing sectors in terms of total return. The weakest performing industries in terms of total return were semiconductors and semiconductor equipment; utilities; consumer services; energy; and transportation.

On the basis of impact, utilities, energy and materials were the weakest performing sectors. The weakest performing industries on the basis of impact were semiconductors and semiconductor equipment; utilities; consumer services; commercial and professional services; and transportation.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Apple, Bank of America, JPMorgan Chase, Citigroup and Comcast. The weakest performers were Hewlett-Packard, Intel, Occidental Petroleum, McDonald’s and Exelon.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Eighteen stocks were removed from the S&P 500 Index during the Reporting Period. They were Compuware, Constellation Energy Group, Medco Health Solutions, Supervalu, Motorola Mobility Holdings, El Paso, Novellus Systems, Sara Lee, Progress Energy, Goodrich, Sears Holdings, Lexmark International, DeVry, Alpha Natural Resources, Sunoco, Cooper Industries, R.R. Donnelly and Sons, and Titanium Metals.

There were also 18 additions to the S&P 500 Index during the Reporting Period. They were WPX Energy, Crown Castle International, Fossil, Phillips 66, Kinder Morgan, Alexion Pharmaceuticals, Lam Research, Monster Beverage, Seagate Technology, Ensco, LyondellBasell Industries, ADT, Pentair, Kraft Foods Group, PetSmart, Dollar General, Garmin and Delphi Automotive.

FUND BASICS

Equity Index Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Year	Since Inception	Inception Date
Service	15.50%	1.37%	3.42%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.70%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.9%	Technology Hardware & Equipment
Exxon Mobil Corp.	3.1	Energy
General Electric Co.	1.7	Capital Goods
Chevron Corp.	1.7	Energy
International Business Machines Corp.	1.6	Software & Services
Microsoft Corp.	1.6	Software & Services
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	1.5	Telecommunication Services
Google, Inc. Class A	1.5	Software & Services
The Procter & Gamble Co.	1.4	Household & Personal Products

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	15.50%	1.37%	3.42%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 2.78%. This return compares to the 2.26% average annual total return of the Fund’s benchmark, the Barclays Government/Mortgage Index (the “Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Bottom-up individual issue selection within the collateralized sector added the most to the Fund’s relative returns during the Reporting Period. Our top-down cross-sector strategy also enhanced relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. In addition, the Fund’s duration and U.S. yield curve positioning relative to the Barclays Index contributed positively. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors most affected Fund performance?

As riskier asset classes rallied during the Reporting Period, the Fund benefited from its exposure to agency mortgage-backed securities, non-agency mortgage-backed securities (which are not represented in the Barclays Index) and asset-backed securities (“ABS”). More specifically, from the beginning of the Reporting Period until September 2012, when the Fed announced its third round of quantitative easing, the Fund’s overweight in agency mortgage-backed securities and its “down in coupon” focus (or, its emphasis on those securities with lower interest rates) added to relative results. In the fourth calendar quarter, the Fund’s investments in premium and super-premium agency mortgage-backed securities were particularly advantageous.

The Fund also benefited from individual issue selection within the collateralized sector. More specifically, the Fund’s holdings of pass-through mortgage securities boosted relative performance. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Our investments among commercial mortgage-backed securities (“CMBS”) also added to Fund performance. In addition, the Fund benefited from issue selection among both U.S. Treasury securities of between two-year and six-year maturities and longer maturity Treasury Inflation Protected Securities (“TIPS”).

Detracting was our individual issue selection within the government/agency sector, specifically the Fund’s exposure to select agency bonds.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added to its relative returns. The Fund benefited from its short duration position relative to that of the Barclays Index during the first quarter of 2012, as 10-year U.S. Treasury yields increased in response to improved U.S. economic data and subdued volatility surrounding the European sovereign debt crisis. During the second calendar quarter, 10-year U.S. Treasury yields fell sharply amidst renewed worries about Europe’s financial problems. We shifted the Fund to a longer duration position relative to the Barclays Index, which enhanced relative results. In the third calendar quarter, we shortened the Fund’s duration stance again, and its duration and yield curve positioning had a minimally positive impact on relative performance. During the fourth calendar quarter, the Fund’s short duration position relative to the Barclays Index detracted from relative returns. More specifically, the Fund’s underweight in U.S. Treasuries with 10-year and 30-year maturities was a drag on performance as interest rates fell during November.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter position than that of the Barclays Index to a comparatively longer duration position in late April in response to the Fed’s easing bias, our outlook for a continuation of subdued economic growth and deterioration in overall financial conditions. We then shifted the Fund to a shorter duration bias during the third calendar quarter as turmoil in Europe appeared to support an increase in interest rates.

From a sector perspective, we tactically shifted the Fund’s position in agency mortgage-backed securities, such that at the end of the second calendar quarter, the Fund was overweight agency mortgage-backed securities. We maintained a substantial overweight overall to agency mortgage-backed securities through September 2012 when the Fed announced a third round of quantitative easing. Because of improving housing fundamentals, the Fund had exposure to non agency mortgage-backed securities throughout the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the Barclays Index. It was overweight quasi-government bonds, ABS, residential mortgage-backed securities, agency collateralized mortgage obligations and pass-through mortgage securities.

FUND BASICS

Government Income Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Year	Since Inception	Inception Date
Service	2.78%	4.77%	5.02%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.81%	1.13%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Government Income Fund (Commenced January 9, 2006)	2.78%	4.77%	5.02%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 19.37%. This return compares to the 15.76% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index largely because of effective stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the information technology, telecommunication services and consumer discretionary sectors added to the Fund’s relative performance. Stock selection in the industrials, health care and materials sectors detracted from relative returns.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

Equinix, a leading data center solutions company, was the top contributor to the Fund’s relative returns during the Reporting Period. The company’s core business remained strong and its pricing up in the three main markets in which it operates — the U.S., Europe and Asia. Equinix also acquired data centers in Frankfurt, Hong Kong, Shanghai and Singapore to further drive growth. During the third quarter of 2012, the company announced its plans to convert to a real estate investment trust (“REIT”), which in our opinion should provide tax and valuation benefits. Meanwhile, during the Reporting Period, the market began to recognize that Equinix was trading at a discount to other data center operators that are publicly traded REITs and also to appreciate the growth and stability of Equinix’s revenue stream. At the end of the Reporting Period, we maintained conviction in the company’s ability to drive revenue growth, as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance.

Another notable contributor during the Reporting Period was wireless communications infrastructure operator SBA Communications. Its shares performed well as it benefited from secular growth trends that are driving the wireless communication industry. We expect the company’s leasing revenues to continue to grow as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data usage. Furthermore, the company’s management is evaluating the possibility of converting SBA Communications into a REIT, which we believe could unlock further shareholder value. In our view, the secular growth trends driving the wireless communication industry remain intact as the industry continues to evolve from voice to data usage and as carriers must make additional investments in their networks to support increasing demand. We believe SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from regulations that govern the construction of new towers, which create high barriers to entry.

The Fund’s investment in PVH also contributed positively to relative performance. Shares of the apparel maker performed especially well during the second half of the Reporting Period on news of better than expected second quarter earnings. Earlier in 2012, PVH had faced economic headwinds in Europe as well as high cotton prices. However, cotton prices declined later in the Reporting Period. During the second calendar quarter, PVH’s Tommy Hilfiger brand was particularly strong in Europe. In November, the company share price rose to an all-time high following the announcement of its planned acquisition of Warnaco Group. Should the acquisition be completed, PVH would have full control of the Calvin Klein brand, which is widely expected to expand the company’s presence in Europe, Asia and Latin America. (The deal is expected to close in early 2013.) In our opinion, the acquisition could boost the company’s earnings and enhance its growth profile. We believe that PVH’s higher-margin brands,

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

such as Tommy Hilfiger and Calvin Klein, are likely to grow faster than the company’s heritage business and as a result, the company’s operating profit could accelerate meaningfully.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

A position in Deckers Outdoor detracted from the Fund’s relative returns during the Reporting Period. The company’s earnings and earnings guidance were disappointing during 2012, as the footwear and apparel designer continued to deal with the impact of an unseasonably warm 2011 winter, which had pressured its inventory position and profitability. In our view, the inventory pressure should subside over the course of 2013. We continue to believe in the strength of the company’s Ugg brand and expect Deckers Outdoor to show improved sales and profit margin expansion in 2013.

An investment in Rovi also hampered relative performance during the Reporting Period. Rovi holds patents on interactive program guides for video delivery services and devices. The Fund held the stock because we saw the growth potential of Rovi’s electronic programming guide business. However, after some management execution errors and delays in the market development of this key business, we lost confidence in the company’s ability to capitalize on the opportunity. We eliminated the Fund’s position and reallocated the capital to higher conviction names.

Another key detractor from the Fund’s results during the Reporting Period was NetApp, a developer of data storage hardware and software for enterprise clients. The company cut its revenue guidance in the second calendar quarter, citing macroeconomic weakness and softening industry trends. In addition, investors appeared concerned about a possible drop in 2012 year-end business technology spending. NetApp’s share price suffered the most during the second quarter and in October, but it began to recover toward the end of Reporting Period. We continue to believe NetApp has a strong competitive position in an industry benefiting from several secular growth trends, such as virtualization, which should increase demand for the company storage products. For example, NetApp specializes in network-attached storage that we believe should continue to take market share from direct-attached products. In our opinion, the company’s storage devices are easier to buy, install and manage than competing products, which should also drive market share gains.

Did the Fund make any significant purchases or sales during the Reporting Period?

The Fund bought shares of Family Dollar Stores during the Reporting Period. The company operates a chain of more than 7,000 general merchandise retail discount stores in 44 states, providing consumers with a diverse array of merchandise in neighborhood stores. We have confidence in the business strategy presented by the company’s new chief executive officer, which we expect to be implemented during the next few calendar quarters.

During the Reporting Period, we purchased shares of Activision Blizzard, a worldwide publisher of online, personal computer, console, handheld and mobile interactive entertainment products. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on gaming consoles and World of Warcraft on personal computers. World of Warcraft is offered through a monthly subscription model that provides a large and reliable cash flow stream, which can be used to invest in newer intellectual properties, such as Skylanders or Call of Duty. In our view, these newer intellectual properties, as well as upcoming new releases, have profit margin structures larger than the corporate average, and we believe they should drive the company’s operating margins higher over the next few years.

We initiated a position in Chipotle Mexican Grill, which develops and operates fast casual, fresh Mexican food restaurants throughout the U.S. and in select international locations. We believe that Chipotle Mexican Grill, with its unique business model and strong brand recognition, is a best-in-class franchise with attractive expansion opportunities both domestically and internationally. We are also confident in the management team’s ability to execute and in the company’s ability to maintain strong year-over-year sales growth, driven by sustained menu pricing power and continued high operating margins.

During the Reporting Period, the Fund sold its position in electronic transaction processing provider Global Payments as the ramifications of a security breach continued to unfold. While the fundamentals of the business did not materially change, we believe Global Payments’ sterling reputation has been tarnished. In the aftermath of the security breach, we saw potential for slowing growth in the company’s important sales channels within North America, which account for 70% of its total revenue.

We liquidated the Fund’s position in Western Union, which provides global money transfer services. Though Western Union’s transaction-based business model and free cash flow generation remained attractive, we were concerned about the company’s inability to increase revenue growth. In addition, Western Union issued 2012 earnings per share guidance that fell below expectations. Consequently, we eliminated the Fund’s position and reallocated the capital to higher conviction names.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

We eliminated the Fund’s position in St. Jude Medical during the Reporting Period. Reports of safety and quality issues continued to be an overhang for the global medical device company, allowing competitors to grow their market share. St. Jude Medical was also experiencing pricing headwinds, with negative price pressure amid flat to marginal volume growth.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

In keeping with its investment process, the Fund did not use derivatives during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the information technology, telecommunication services and financials. The Fund had smaller weightings than the Russell Index in the industrials sector, consumer discretionary, energy, consumer staples, utilities and materials sectors. It was relatively neutral compared to the Russell Index in the health care sector at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Year	Since Inception	Inception Date
Service	19.37%	5.14%	6.68%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.15%	1.41%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.6%	Telecommunication Services
PVH Corp.	2.7	Consumer Durables & Apparel
CBRE Group, Inc. Class A	2.3	Real Estate
Equinix, Inc.	2.2	Software & Services
Rackspace Hosting, Inc.	2.1	Software & Services
PetSmart, Inc.	2.1	Retailing
Amphenol Corp. Class A	2.0	Technology Hardware & Equipment
Agilent Technologies, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Xilinx, Inc.	1.9	Semiconductors & Semiconductor Equipment
Crown Castle International Corp.	1.9	Telecommunication Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Growth Opportunities Fund (Commenced January 9, 2006)	19.37%	5.14%	6.68%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 28.2%
Automobiles & Components – 0.4%
Ford Motor Credit Co. LLC
$525,000	3.984%	06/15/16	$553,875

Banks – 6.9%
Abbey National Treasury Services PLC
175,000	2.875	04/25/14	177,543
ANZ Capital Trust II(a)(b)
425,000	5.360	12/15/53	433,500
Bank of America Corp.
225,000	6.000	09/01/17	263,625
200,000	5.750	12/01/17	232,744
100,000	5.625	07/01/20	117,903
350,000	5.700	01/24/22	420,900
Barclays Bank PLC(b)
125,000	6.050	12/04/17	138,299
Capital One Bank NA
300,000	8.800	07/15/19	404,797
Capital One Financial Corp.
225,000	1.000	11/06/15	223,728
CBA Capital Trust II(a)(b)(c)
325,000	6.024	12/31/49	331,849
Citigroup, Inc.
600,000	5.000	09/15/14	632,064
175,000	4.500	01/14/22	195,391
ING Bank N.V.(b)
450,000	2.000	09/25/15	453,330
JPMorgan Chase & Co.
100,000	3.250	09/23/22	102,971
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	382,485
Mizuho Corporate Bank Ltd.(b)
200,000	2.550	03/17/17	209,142
225,000	2.950	10/17/22	222,238
Morgan Stanley & Co.
325,000	6.250	08/28/17	374,148
450,000	5.950	12/28/17	512,984
125,000	5.500	07/24/20	139,750
125,000	5.500	07/28/21	141,922
125,000	4.875	11/01/22	129,215
Regions Financial Corp.
325,000	5.750	06/15/15	351,406
Resona Bank Ltd.(a)(b)(c)
650,000	5.850	12/31/49	699,730
Royal Bank of Scotland Group PLC
250,000	2.550	09/18/15	255,592
Santander Holdings USA, Inc.
75,000	3.000(a)	09/24/15	76,432
165,000	4.625	04/19/16	174,334
Standard Chartered PLC(b)
150,000	5.500	11/18/14	161,535
The Bear Stearns Companies LLC
400,000	7.250	02/01/18	500,650
Union Bank NA
425,000	2.125	06/16/17	436,106

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wachovia Bank NA
$300,000	6.600%	01/15/38	$410,472

			9,306,785

Chemicals – 1.0%
CF Industries, Inc.
150,000	6.875	05/01/18	182,625
Eastman Chemical Co.
150,000	2.400	06/01/17	155,379
150,000	4.800(a)	09/01/42	162,208
Ecolab, Inc.
450,000	4.350	12/08/21	503,403
NewMarket Corp.(b)
225,000	4.100	12/15/22	229,560
The Dow Chemical Co.
137,000	7.600	05/15/14	149,384

			1,382,559

Diversified Manufacturing – 0.4%
General Electric Co.
300,000	2.700	10/09/22	305,246
Xylem, Inc.
250,000	3.550	09/20/16	266,257

			571,503

Electric – 0.6%
PPL WEM Holdings PLC(a)(b)
220,000	5.375	05/01/21	247,871
Progress Energy, Inc.
350,000	7.000	10/30/31	448,469
Puget Sound Energy, Inc. Series A(a)(c)
75,000	6.974	06/01/67	79,594

			775,934

Energy – 4.1%
Anadarko Petroleum Corp.
125,000	6.375	09/15/17	149,145
BG Energy Capital PLC(a)(c)
325,000	6.500	11/30/72	349,102
BP Capital Markets PLC
225,000	3.200	03/11/16	239,888
500,000	4.500	10/01/20	576,627
145,000	3.561	11/01/21	156,920
Dolphin Energy Ltd.(b)
181,512	5.888	06/15/19	204,993
200,000	5.500	12/15/21	233,300
Gazprom OAO Via Gaz Capital SA(d)
350,000	9.250	04/23/19	460,687
Nexen, Inc.
150,000	5.875	03/10/35	185,673
305,000	6.400	05/15/37	396,480
Pemex Project Funding Master Trust
150,000	6.625	06/15/35	190,125

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Petrobras International Finance Co.
$40,000	5.750%	01/20/20	$45,416
190,000	5.375	01/27/21	213,484
PTTEP Canada International Finance Ltd.(b)
240,000	5.692	04/05/21	277,497
Ras Laffan Liquefied Natural Gas Co. Ltd. III(b)
250,000	5.500	09/30/14	268,887
Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
200,000	4.199	03/06/22	204,586
TNK-BP Finance SA
140,000	7.875	03/13/18	170,100
Transocean, Inc.
100,000	4.950	11/15/15	109,451
625,000	6.500	11/15/20	755,781
125,000	6.375	12/15/21	151,868
Weatherford International Ltd.
175,000	9.625	03/01/19	228,250

			5,568,260

Food & Beverage – 1.4%
Heineken NV(b)
225,000	3.400	04/01/22	234,690
Kraft Foods Group, Inc.(b)
275,000	6.125	08/23/18	336,628
Mondelez International, Inc.
150,000	5.375	02/10/20	181,663
200,000	6.500	02/09/40	268,667
Pernod-Ricard SA(b)
575,000	4.450	01/15/22	635,751
SABMiller Holdings, Inc.(b)
275,000	2.450	01/15/17	286,659

			1,944,058

Food & Staples Retailing – 0.6%
CVS Caremark Corp.(a)
500,000	2.750	12/01/22	500,124
Walgreen Co.
175,000	1.800	09/15/17	176,209
150,000	3.100	09/15/22	151,289

			827,622

Healthcare – 1.0%
Cigna Corp.
150,000	2.750	11/15/16	157,625
Coventry Health Care, Inc.
153,000	6.300	08/15/14	165,505
DENTSPLY International, Inc.
125,000	2.750	08/15/16	128,406
Express Scripts, Inc.
500,000	3.125	05/15/16	528,028
PerkinElmer, Inc.(a)
275,000	5.000	11/15/21	305,539

			1,285,103

Corporate Obligations – (continued)
Life Insurance – 1.8%
American International Group, Inc.
$125,000	2.375%	08/24/15	$126,938
Hartford Financial Services Group, Inc.
200,000	6.000	01/15/19	234,154
MetLife Capital Trust X(a)(b)
300,000	9.250	04/08/68	414,000
Metropolitan Life Global Funding I(b)
200,000	3.875	04/11/22	217,512
Nippon Life Insurance Co.(a)(b)(c)
475,000	5.000	10/18/42	501,714
Principal Financial Group, Inc.
225,000	3.125	05/15/23	222,595
Prudential Financial, Inc.(a)(c)
475,000	5.625	06/15/43	490,437
The Northwestern Mutual Life Insurance Co.(b)
200,000	6.063	03/30/40	255,339

			2,462,689

Media Cable – 0.4%
COX Communications, Inc.(b)
225,000	3.250	12/15/22	232,033
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
325,000	3.800	03/15/22	335,268

			567,301

Media Non Cable – 1.0%
NBCUniversal Media LLC
175,000	2.875	04/01/16	184,506
325,000	2.875	01/15/23	326,383
News America, Inc.
375,000	6.150	02/15/41	474,802
WPP Finance UK
275,000	8.000	09/15/14	304,472

			1,290,163

Metals and Mining – 0.5%
Freeport-McMoRan Copper & Gold, Inc.(a)
225,000	3.550	03/01/22	222,441
Xstrata Finance Canada Ltd.(b)
500,000	2.450	10/25/17	504,847

			727,288

Noncaptive-Financial – 0.9%
Blackstone Holdings Finance Co. LLC(b)
100,000	4.750	02/15/23	106,306
100,000	6.250	08/15/42	112,904
Discover Financial Services(b)
250,000	3.850	11/21/22	257,968
General Electric Capital Corp.
300,000	5.875	01/14/38	362,780
International Lease Finance Corp.
375,000	5.750	05/15/16	394,688

			1,234,646

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate	Maturity Date		Value
Corporate Obligations – (continued)
Pharmaceuticals – 0.7%
AbbVie, Inc.(b)
$650,000	1.750%	11/06/17		$657,671
Mylan, Inc.(a)(b)
100,000	7.875	07/15/20		118,250
Watson Pharmaceuticals, Inc.(a)
175,000	3.250	10/01/22		178,715

				954,636

Pipelines – 1.7%
Energy Transfer Partners LP
375,000	5.950	02/01/15		410,482
75,000	5.200	02/01/22	(a)	85,278
125,000	6.500	02/01/42	(a)	152,600
Enterprise Products Operating LLC Series A(a)(c)
400,000	8.375	08/01/66		456,500
Enterprise Products Operating LLC Series B(a)(c)
125,000	7.034	01/15/68		143,281
Tennessee Gas Pipeline Co. LLC
200,000	8.375	06/15/32		287,344
The Williams Companies, Inc.(a)
200,000	3.700	01/15/23		202,007
TransCanada Pipelines Ltd.(a)(c)
325,000	6.350	05/15/67		347,750
Western Gas Partners LP(a)
175,000	4.000	07/01/22		184,044

				2,269,286

Property/Casualty Insurance – 0.2%
Transatlantic Holdings, Inc.
175,000	8.000	11/30/39		230,738

Real Estate Investment Trusts – 2.6%
Camden Property Trust
325,000	5.700	05/15/17		374,064
DDR Corp.(a)
250,000	4.625	07/15/22		271,509
Developers Diversified Realty Corp.
375,000	7.500	04/01/17		449,740
ERP Operating LP(a)
275,000	4.625	12/15/21		306,856
HCP, Inc.
275,000	6.000	01/30/17		314,218
125,000	2.625	02/01/20	(a)	123,876
Healthcare Realty Trust, Inc.
350,000	5.750	01/15/21		393,175
Kilroy Realty LP
275,000	5.000	11/03/15		300,651
ProLogis LP(a)(d)
175,000	1.875	11/15/37		175,193
Simon Property Group LP
350,000	10.350	04/01/19		496,886
WEA Finance LLC(b)
125,000	7.500	06/02/14		136,004

Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
$175,000	3.375%	10/03/22	(a)	$179,849

				3,522,021

Retailers – 0.2%
LVMH Moet Hennessy Louis Vuitton SA(b)
250,000	1.625	06/29/17		254,124

Technology – 0.5%
Hewlett-Packard Co.
250,000	3.000	09/15/16		249,849
150,000	2.600	09/15/17		145,988
50,000	4.300	06/01/21		48,972
NetApp, Inc.
250,000	2.000	12/15/17		249,219

				694,028

Tobacco – 0.1%
Altria Group, Inc.
60,000	9.700	11/10/18		83,935
100,000	2.850	08/09/22		98,779

				182,714

Transportation – 0.4%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
250,000	3.125	05/11/15		255,027
225,000	2.500	03/15/16		224,570

				479,597

Wirelines Telecommunications – 0.8%
American Tower Corp.
150,000	4.700	03/15/22		165,914
AT&T, Inc.
425,000	2.950	05/15/16		449,989
475,000	2.625	12/01/22	(a)	475,330
Telefonica Emisiones SAU
50,000	5.462	02/16/21		52,875

				1,144,108

TOTAL CORPORATE OBLIGATIONS
(Cost $35,572,497)				$38,229,038

Mortgage-Backed Obligations – 54.1%
Adjustable Rate Non-Agency(c) – 1.6%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$19,519	2.673%	04/25/34		$19,273
Countrywide Alternative Loan Trust Series 2005-38, Class A1
234,285	1.665	09/25/35		177,699
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
88,723	2.908	02/19/34		83,212
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
16,518	2.934	11/21/34		15,273

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency – (continued)
	Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
	$408,738	4.787%	09/25/35	$364,437
	Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
	866,985	0.420	05/25/46	666,479
	Lehman XS Trust Series 2005-7N, Class 1A1A
	330,429	0.480	12/25/35	273,400
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	493,123	1.015	12/25/46	191,729
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
	19,640	2.773	09/25/34	19,718
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
	43,352	2.804	05/25/34	44,707
	Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
	21,642	2.571	06/25/34	21,794
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
	522,451	0.865	03/25/47	376,075

				2,253,796

	Collateralized Mortgage Obligations – 11.0%
	Agency Multi-Family – 3.6%
	FNMA
	386,523	2.800%	03/01/18	413,102
	1,076,717	3.740	05/01/18	1,203,810
	320,000	3.840	05/01/18	359,194
	800,000	4.506	06/01/19	926,426
	100,000	1.520	12/25/19	102,269
	194,600	3.416	10/01/20	214,793
	194,765	3.632	12/01/20	215,357
	976,475	3.763	12/01/20	1,108,658
	100,000	2.349	05/25/22	101,161
	GNMA
	171,225	3.950	07/15/25	187,857

				4,832,627

	Covered Bond – 4.7%(c)
	Abbey National Treasury Services PLC
GBP	200,000	2.123	02/16/15	331,557
	Bank of Scotland PLC(b)
	$400,000	5.250	02/21/17	457,294
	Northern Rock Asset Management PLC(b)
	900,000	5.625	06/22/17	1,045,745
	Sparebank 1 Boligkreditt AS(b)
	2,500,000	2.625	05/27/16	2,637,937
	700,000	2.300	06/30/18	730,520
	700,000	1.750	11/15/19	691,071
	Stadshypotek AB(b)
	500,000	1.875	10/02/19	499,800

				6,393,924

	Mortgage-Backed Obligations – (continued)
	Regular Floater(c) – 2.5%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	453,207	0.604%	09/20/66	$564,112
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
	$95,026	0.529	09/20/66	88,350
	Granite Master Issuer PLC Series 2005-2, Class A7
GBP	33,043	0.814	12/20/54	52,769
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	363,475	0.614	12/20/54	580,500
	Granite Master Issuer PLC Series 2006-3, Class A4
	$1,453,900	0.291	12/20/54	1,431,497
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	33,043	0.330	12/20/54	42,988
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$330,432	0.351	12/20/54	325,340
	Granite Master Issuer PLC Series 2007-1, Class 3A2
EUR	99,130	0.310	12/20/54	128,965
	Granite Mortgages PLC Series 2003-3, Class 3A
GBP	59,937	0.909	01/20/44	96,539

				3,311,060

	Sequential Fixed Rate – 0.2%
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	327,471

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$14,865,082

	Commercial Mortgage-Backed Securities – 2.8%
	Sequential Fixed Rate – 2.8%
	Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
	$150,000	4.063%	12/12/44	$165,631
	Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B(c)
	125,000	4.934	12/12/44	139,901
	Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C(c)
	100,000	5.649	12/12/44	112,444
	GS Mortgage Securities Corp. II Series 2007-GG10, Class A4(c)
	300,000	5.789	08/10/45	345,681
	J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C8, Class A3
	400,000	2.829	10/15/45	410,016
	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A5
	500,000	2.840	12/15/47	512,513
	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4(c)
	1,100,000	5.858	07/15/40	1,312,025
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A4
	800,000	2.858	11/15/45	826,932

				3,825,143

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,825,143

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 38.7%
Adjustable Rate FHLMC(c) – 1.2%
$1,522,868	2.412%	09/01/35		$1,633,789

Adjustable Rate FNMA(c) – 1.6%
465,834	2.342	05/01/33		491,207
728,791	2.333	05/01/35		774,646
769,653	2.611	09/01/35		827,067

				2,092,920

FHLMC – 10.4%
15,895	7.500	06/01/15		16,824
25,317	7.000	07/01/16		26,319
287,765	5.500	02/01/18		311,661
26,413	5.500	04/01/18		28,607
10,491	4.500	09/01/18		11,165
46,699	5.500	09/01/18		50,577
2,554	9.500	08/01/19		2,785
103	9.500	08/01/20		105
107,605	6.500	10/01/20		119,976
20,977	4.500	07/01/24		22,634
126,862	4.500	11/01/24		137,199
26,524	4.500	12/01/24		28,685
32,920	6.000	03/01/29		36,337
183	6.000	04/01/29		202
29,007	7.500	12/01/29		33,372
260,719	7.000	05/01/32		297,853
730	6.000	08/01/32		806
152,677	7.000	12/01/32		174,423
17,138	5.000	10/01/33		18,518
20,217	5.000	07/01/35		21,813
281,112	5.000	08/01/35		302,895
17,171	5.000	09/01/35		18,502
66,451	5.000	12/01/35		71,718
1,388,367	5.000	02/01/37		1,495,947
27,708	6.000	09/01/37		30,499
90,434	5.000	02/01/38		97,442
38,826	6.000	02/01/38		42,796
16,615	5.000	03/01/38		17,864
120,371	6.000	07/01/38		132,925
32,766	6.000	10/01/38		36,225
4,530	5.000	12/01/38		4,868
933,807	5.000	02/01/39		1,004,818
20,405	5.000	06/01/41		22,191
5,999,902	3.000	11/01/42		6,278,221
2,000,001	3.000	12/01/42		2,092,832
1,000,000	5.500	TBA-30yr	(e)	1,080,547

				14,070,151

FNMA – 24.9%
29,948	7.500	08/01/15		31,206
22,457	6.000	04/01/16		24,068
38,938	6.500	05/01/16		42,254
54,651	6.500	09/01/16		59,304
70,325	6.500	11/01/16		76,313
16,746	7.500	04/01/17		17,844

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$287,380	5.500%	02/01/18		$308,294
277,015	5.000	05/01/18		299,804
25,053	6.500	08/01/18		27,894
136,959	7.000	08/01/18		153,233
398,555	4.375	06/01/21		463,724
3,639	5.000	06/01/23		3,941
106,933	5.000	08/01/23		117,149
336,497	5.500	09/01/23		362,375
75,893	5.500	10/01/23		81,796
20,139	4.500	07/01/24		21,974
278,438	4.500	11/01/24		304,067
113,881	4.500	12/01/24		124,397
81	7.000	07/01/25		96
4,231	7.000	11/01/25		4,990
31,047	9.000	11/01/25		36,542
114,820	7.000	08/01/26		131,767
784	7.000	08/01/27		912
9,472	7.000	09/01/27		11,011
33,420	6.000	12/01/27		36,504
329	7.000	01/01/28		383
202,979	6.000	02/01/29		224,033
186,710	6.000	06/01/29		206,375
872,608	5.000	09/01/29		943,175
49,089	8.000	10/01/29		60,124
14,224	7.000	12/01/29		16,537
83,777	5.000	01/01/30		90,552
1,482	8.500	04/01/30		1,778
7,341	8.000	05/01/30		8,366
379	8.500	06/01/30		441
16,663	7.000	05/01/32		19,373
131,538	7.000	06/01/32		152,628
184,609	7.000	08/01/32		214,208
39,196	8.000	08/01/32		48,675
37,853	5.000	04/01/33		41,080
9,897	5.000	08/01/33		10,742
766,452	5.000	09/01/33		831,797
2,195	5.500	09/01/33		2,404
1,893,319	5.000	12/01/33		2,054,736
3,084	5.500	02/01/34		3,377
499	5.500	04/01/34		546
45,350	5.000	12/01/34		49,182
24,456	5.500	12/01/34		26,730
68,555	5.000	04/01/35		74,414
157,984	6.000	04/01/35		174,611
7,363	5.000	09/01/35		7,968
4,054	5.500	09/01/35		4,424
957,488	5.000	12/01/35		1,036,266
336	5.500	02/01/37		365
490	5.500	04/01/37		532
651	5.500	05/01/37		707
64,795	6.000	12/01/37		71,449
758	5.500	03/01/38		824
1,603,491	5.000	04/01/38		1,732,460
34,869	6.000	05/01/38		38,565

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$724	5.500%	06/01/38		$787
	28,994	6.000	06/01/38		32,067
	975	5.500	07/01/38		1,060
	73,465	6.000	07/01/38		81,250
	700	5.500	08/01/38		761
	29,173	6.000	08/01/38		32,265
	547	5.500	09/01/38		595
	700,031	6.000	09/01/38		763,343
	13,565	5.500	10/01/38		14,766
	31,238	6.000	10/01/38		34,631
	38,075	6.000	11/01/38		42,211
	361	5.500	12/01/38		393
	210,829	6.000	12/01/38		229,896
	276,574	5.000	01/01/39		300,472
	54,780	4.500	08/01/39		60,195
	120,236	4.500	07/01/40		129,938
	601,687	4.000	09/01/40		644,493
	1,132,373	4.000	11/01/40		1,212,932
	711,112	4.500	03/01/41		769,892
	1,336,027	4.500	05/01/41		1,446,463
	86,344	4.500	06/01/41		93,481
	845,399	4.500	09/01/41		915,280
	2,000,000	3.500	TBA-30yr	(e)	2,132,188
	3,000,000	4.000	TBA-30yr	(e)	3,215,391
	2,000,000	2.500	TBA-15yr	(e)	2,091,406
	7,000,000	4.500	TBA-30yr	(e)	7,562,187
	1,000,000	3.000	TBA-30yr	(e)	1,048,047

					33,747,676

	GNMA – 0.6%
	6,162	7.000	10/15/25		7,273
	14,674	7.000	11/15/25		17,320
	2,575	7.000	02/15/26		3,055
	8,409	7.000	04/15/26		9,975
	4,029	7.000	03/15/27		4,801
	87,547	7.000	11/15/27		104,322
	4,917	7.000	01/15/28		5,782
	34,602	7.000	02/15/28		40,687
	14,205	7.000	03/15/28		16,703
	3,893	7.000	04/15/28		4,578
	538	7.000	05/15/28		633
	8,631	7.000	06/15/28		10,149
	18,844	7.000	07/15/28		22,158
	14,265	7.000	08/15/28		16,774
	26,756	7.000	09/15/28		31,462
	4,144	7.000	11/15/28		4,873
	4,654	7.500	11/15/30		4,730
	605	7.000	12/15/31		712
	453,331	6.000	08/20/34		510,654

					816,641

	TOTAL FEDERAL AGENCIES				$52,361,177

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $72,338,676)				$73,305,198

	Agency Debentures – 6.5%
	FHLMC
EUR	300,000	4.375%	01/15/14		$409,279
	$500,000	1.250	08/01/19		500,496
	1,400,000	2.375	01/13/22		1,462,767
	FNMA
	1,600,000	0.625	10/30/14		1,610,201
	1,100,000	0.875	08/28/17		1,105,490
	1,900,000	0.875	10/26/17		1,906,255
	400,000	6.250	05/15/29		574,637
	Tennessee Valley Authority
	900,000	5.375	04/01/56		1,218,528

	TOTAL AGENCY DEBENTURES
	(Cost $8,384,723)				$8,787,653

	Asset-Backed Securities – 1.6%
	Home Equity – 0.2%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	$117,508	7.000%	09/25/37		$101,289
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	164,381	7.000	09/25/37		147,299

					248,588

	Student Loans(c) – 1.4%
	Access Group, Inc. Series 2005-2, Class A3
	589,649	0.491	11/22/24		578,931
	College Loan Corp. Trust Series 2004-1, Class A4
	300,000	0.505	04/25/24		291,100
	College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.405	10/25/25		974,128
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	100,000	0.542	05/25/36		86,442

					1,930,601

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,206,401)				$2,179,189

	Foreign Debt Obligations – 8.7%
	Sovereign – 8.7%
	Chile Government International Bond
	$150,000	3.625%	10/30/42		$147,000
	Colombia Government International Bond
	209,000	4.375	07/12/21		240,872
	Indonesia Government International Bond
	230,000	8.500	10/12/35		369,725
	Mexican Government
MXN	29,166,090	0.000(f)	06/27/13		2,208,954
	Slovenia Government International Bond(b)
	$210,000	5.500	10/26/22		221,288

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Kingdom Gilt
GBP	4,200,000	4.500%	03/07/13	6,873,178
	1,000,000	2.750	01/22/15	1,704,275

				11,765,292

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,415,504)			$11,765,292

	Municipal Debt Obligations – 1.1%
	California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36	$173,977
	105,000	7.625	03/01/40	151,693

				325,670

	Illinois – 0.2%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350	07/01/35	302,428

	New York – 0.4%
	Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600	09/01/20	548,402

	Ohio – 0.2%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270	02/15/50	298,902

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,225,008)			$1,475,402

Shares	Interest Rate	Value
Preferred Stock – 0.0%
Banks – 0.0%
CoBank ACB(b)(c)
613	6.250%	$63,384

TOTAL PREFERRED STOCK
(Cost $61,300)

Principal Amount	Interest Rate	Maturity Date	Value
Government Guarantee Obligations(g) – 3.4%
Achmea Hypotheekbank NV(b)
$105,000	3.200%	11/03/14	$110,071
BRFkredit AS(b)
1,700,000	2.050	04/15/13	1,708,121
Israel Government AID Bond
400,000	5.500	09/18/23	524,144
100,000	5.500	12/04/23	130,761
100,000	5.500	04/26/24	132,159

Government Guarantee Obligations(g) – (continued)
Kommunalbanken AS(b)
$300,000	1.000%	09/26/17	$299,620
Landwirtschaftliche Rentenbank
1,400,000	4.125	07/15/13	1,428,476
Swedbank AB(b)
200,000	2.900	01/14/13	200,152

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $4,504,560)			$4,533,504

U.S. Treasury Obligations – 2.7%
United States Treasury Bonds
$2,000,000	0.000%(g)	02/15/26	$1,476,340
400,000	4.375	05/15/41	520,856
800,000	2.750	11/15/42	770,751
United States Treasury Inflation-Protected Securities
121,143	1.625	01/15/15	128,752
402,356	0.125(h)	07/15/22	436,995
307,110	0.750	02/15/42	336,718

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,685,627)			$3,670,412

TOTAL INVESTMENTS – 106.3%
(Cost $139,394,296)			$144,009,072

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%			(8,573,103)

NET ASSETS – 100.0%			$135,435,969

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,811,667, which represents approximately 13.9% of net assets as of December 31, 2012.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2012.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $17,129,766 which represents approximately 12.6% of net assets as of December 31, 2012.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Guaranteed by a foreign government.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
RB	—Revenue Bond
RMKT	—Remarketed
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	EUR/USD	03/20/13	$85,855	$164
	GBP/USD	03/20/13	115,146	1,451
Citibank NA	AUD/USD	03/20/13	168,324	303
	EUR/USD	03/20/13	175,673	3,182
	SEK/EUR	03/20/13	87,960	2,105
	USD/AUD	03/20/13	167,291	2,386
	USD/JPY	03/21/13	995,781	36,513
	USD/NZD	03/20/13	166,941	2,783
Deutsche Bank AG (London)	EUR/USD	03/20/13	1,973,433	17,014
	GBP/USD	03/20/13	84,451	439
	NOK/EUR	03/20/13	85,489	955
	USD/EUR	03/20/13	252,282	1,400
	USD/JPY	03/21/13	666,162	18,838
HSBC Bank PLC	NOK/EUR	03/20/13	225,049	1,825
	SEK/EUR	03/20/13	435,258	5,983
	USD/GBP	03/20/13	168,902	550
JPMorgan Chase Bank NA	EUR/USD	03/20/13	84,534	86
	USD/EUR	03/20/13	84,534	622
Morgan Stanley Co., Inc.	EUR/USD	03/20/13	85,855	586
Royal Bank of Canada	USD/CAD	03/20/13	168,276	724
State Street Bank	USD/JPY	03/21/13	247,717	11,283
UBS AG (London)	EUR/USD	03/20/13	173,031	1,506
	USD/CAD	03/20/13	358,396	948
	USD/GBP	03/20/13	168,903	243
	USD/NZD	03/20/13	166,941	398
Westpac Banking Corp.	NZD/AUD	03/20/13	338,837	124
	USD/AUD	03/20/13	357,301	2,599
TOTAL				$115,010

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	JPY/USD	03/21/13	$84,515	$(486)
	USD/CHF	03/20/13	2,220,131	(41,194)
Citibank NA	JPY/USD	03/21/13	246,394	(7,606)
	USD/EUR	02/08/13	1,149,624	(1,444)
Deutsche Bank AG (London)	EUR/USD	03/20/13	85,855	(114)
	JPY/USD	03/21/13	417,079	(7,921)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	EUR/SEK	03/20/13	$239,157	$(2,280)
	USD/NOK	03/20/13	77,711	(1,711)
JPMorgan Chase Bank NA	EUR/SEK	03/20/13	348,704	(3,095)
	USD/GBP	01/09/13	9,939,305	(203,780)
	USD/MXN	06/27/13	2,170,730	(5,966)
Morgan Stanley Co., Inc.	EUR/NOK	03/20/13	1,157,839	(1,073)
	EUR/USD	03/20/13	84,534	(135)
Royal Bank of Canada	CAD/USD	03/20/13	75,528	(472)
Royal Bank of Scotland	EUR/SEK	03/20/13	84,534	(177)
	NZD/USD	03/20/13	173,092	(570)
UBS AG (London)	EUR/SEK	03/20/13	174,352	(1,062)
	JPY/USD	03/21/13	82,818	(2,182)
Westpac Banking Corp.	AUD/USD	03/20/13	244,936	(1,670)
TOTAL				$(282,938)

FORWARD SALES CONTRACTS — At December 31, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $3,248,282)	5.000%	TBA-30yr	01/14/13	$(3,000,000)	$(3,249,609)

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(79)	March 2013	$(11,652,500)	$132,828
U.S. Ultra Long Treasury Bonds	40	March 2013	6,503,750	(90,165)
5 Year U.S. Treasury Notes	152	March 2013	18,910,938	22,011
10 Year U.S. Treasury Notes	(39)	March 2013	(5,178,469)	(3,220)
TOTAL				$61,454

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 99.5%
Automobiles & Components – 0.8%
1,500	BorgWarner, Inc.*	$107,430
3,800	Delphi Automotive PLC*	145,350
50,049	Ford Motor Co.	648,134
3,040	Harley-Davidson, Inc.	148,474
9,085	Johnson Controls, Inc.	278,909
3,164	The Goodyear Tire & Rubber Co.*	43,695

		1,371,992

Banks – 2.8%
9,058	BB&T Corp.	263,678
2,550	Comerica, Inc.	77,367
12,146	Fifth Third Bancorp	184,498
3,534	First Horizon National Corp.	35,022
6,600	Hudson City Bancorp, Inc.	53,658
11,645	Huntington Bancshares, Inc.	74,411
12,400	KeyCorp	104,408
1,593	M&T Bank Corp.	156,863
4,789	People’s United Financial, Inc.	57,899
6,951	PNC Financial Services Group, Inc.	405,313
17,798	Regions Financial Corp.	126,722
6,954	SunTrust Banks, Inc.	197,146
24,603	U.S. Bancorp	785,820
64,341	Wells Fargo & Co.	2,199,175
2,430	Zions Bancorporation	52,002

		4,773,982

Capital Goods – 7.8%
8,321	3M Co.	772,605
8,516	Caterpillar, Inc.	762,863
2,346	Cummins, Inc.	254,189
7,714	Danaher Corp.	431,213
5,133	Deere & Co.	443,594
2,401	Dover Corp.	157,770
6,056	Eaton Corp. PLC	328,235
9,465	Emerson Electric Co.	501,266
3,553	Fastenal Co.	165,890
635	Flowserve Corp.	93,218
2,247	Fluor Corp.	131,989
4,301	General Dynamics Corp.	297,930
137,369	General Electric Co.	2,883,375
10,248	Honeywell International, Inc.	650,441
5,600	Illinois Tool Works, Inc.	340,536
3,788	Ingersoll-Rand PLC	181,672
1,637	Jacobs Engineering Group, Inc.*	69,687
1,400	Joy Global, Inc.	89,292
1,300	L-3 Communications Holdings, Inc.	99,606
3,494	Lockheed Martin Corp.	322,461
4,800	Masco Corp.	79,968
3,273	Northrop Grumman Corp.	221,189
4,615	PACCAR, Inc.	208,644
1,552	Pall Corp.	93,524
1,968	Parker Hannifin Corp.	167,398
2,798	Pentair Ltd.	137,522
1,917	Precision Castparts Corp.	363,118
2,712	Quanta Services, Inc.*	74,010

Common Stocks – (continued)
Capital Goods – (continued)
4,382	Raytheon Co.	$252,228
1,816	Rockwell Automation, Inc.	152,526
1,853	Rockwell Collins, Inc.	107,789
1,224	Roper Industries, Inc.	136,452
803	Snap-On, Inc.	63,429
2,217	Stanley Black & Decker, Inc.	163,991
3,639	Textron, Inc.	90,211
8,907	The Boeing Co.	671,232
11,011	United Technologies Corp.	903,012
792	W.W. Grainger, Inc.	160,277
2,518	Xylem, Inc.	68,238

		13,092,590

Commercial & Professional Services – 0.7%
1,434	Avery Dennison Corp.	50,075
1,400	Cintas Corp.	57,260
578	Dun & Bradstreet Corp.	45,460
1,550	Equifax, Inc.	83,886
2,198	Iron Mountain, Inc.	68,248
2,600	Pitney Bowes, Inc.	27,664
3,925	Republic Services, Inc.	115,120
1,957	Robert Half International, Inc.	62,272
1,127	Stericycle, Inc.*	105,115
2,922	The ADT Corp.	135,844
5,989	Tyco International Ltd.	175,178
5,765	Waste Management, Inc.	194,511

		1,120,633

Consumer Durables & Apparel – 1.1%
3,769	Coach, Inc.	209,217
3,600	D.R. Horton, Inc.	71,208
700	Fossil, Inc.*	65,170
1,400	Garmin Ltd.	57,148
823	Harman International Industries, Inc.	36,739
1,521	Hasbro, Inc.	54,604
1,800	Leggett & Platt, Inc.	48,996
2,200	Lennar Corp. Class A	85,074
4,481	Mattel, Inc.	164,094
3,733	Newell Rubbermaid, Inc.	83,134
9,564	NIKE, Inc. Class B	493,502
4,513	PulteGroup, Inc.*	81,956
801	Ralph Lauren Corp.	120,086
1,142	VF Corp.	172,408
989	Whirlpool Corp.	100,631

		1,843,967

Consumer Services – 1.9%
1,200	Apollo Group, Inc. Class A*	25,104
5,828	Carnival Corp.	214,295
428	Chipotle Mexican Grill, Inc.*	127,313
1,766	Darden Restaurants, Inc.	79,594
3,300	H&R Block, Inc.	61,281
3,412	International Game Technology	48,348
3,321	Marriott International, Inc. Class A	123,774
13,160	McDonald’s Corp.	1,160,843

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
9,695	Starbucks Corp.	$519,846
2,600	Starwood Hotels & Resorts Worldwide, Inc.	149,136
1,828	Wyndham Worldwide Corp.	97,268
1,032	Wynn Resorts Ltd.	116,090
5,972	Yum! Brands, Inc.	396,541

		3,119,433

Diversified Financials – 6.4%
12,854	American Express Co.	738,848
2,716	Ameriprise Financial, Inc.	170,103
141,059	Bank of America Corp.	1,636,284
1,586	BlackRock, Inc.	327,842
7,658	Capital One Financial Corp.	443,628
38,287	Citigroup, Inc.	1,514,634
4,047	CME Group, Inc.	205,223
6,542	Discover Financial Services	252,194
3,050	E*TRADE Financial Corp.*	27,298
1,802	Franklin Resources, Inc.	226,511
932	IntercontinentalExchange, Inc.*	115,391
5,783	Invesco Ltd.	150,879
49,738	JPMorgan Chase & Co.	2,186,980
1,632	Legg Mason, Inc.	41,975
2,500	Leucadia National Corp.	59,475
2,530	Moody’s Corp.	127,310
18,247	Morgan Stanley	348,883
2,898	Northern Trust Corp.	145,364
3,171	NYSE Euronext	100,013
6,148	SLM Corp.	105,315
6,050	State Street Corp.	284,411
3,372	T. Rowe Price Group, Inc.	219,618
15,289	The Bank of New York Mellon Corp.	392,927
14,156	The Charles Schwab Corp.	203,280
5,761	The Goldman Sachs Group, Inc.(a)	734,873
1,683	The NASDAQ OMX Group, Inc.	42,092

		10,801,351

Energy – 10.9%
6,501	Anadarko Petroleum Corp.	483,089
5,124	Apache Corp.	402,234
5,691	Baker Hughes, Inc.	232,420
2,749	Cabot Oil & Gas Corp.	136,735
3,285	Cameron International Corp.*	185,471
7,017	Chesapeake Energy Corp.	116,623
25,638	Chevron Corp.	2,772,493
15,841	ConocoPhillips	918,620
2,900	CONSOL Energy, Inc.	93,090
5,267	Denbury Resources, Inc.*	85,325
4,923	Devon Energy Corp.	256,193
969	Diamond Offshore Drilling, Inc.	65,853
3,100	Ensco PLC Class A	183,768
3,511	EOG Resources, Inc.	424,094
2,017	EQT Corp.	118,963
59,739	Exxon Mobil Corp.	5,170,410
3,106	FMC Technologies, Inc.*	133,030

Common Stocks – (continued)
Energy – (continued)
12,184	Halliburton Co.	$422,663
1,356	Helmerich & Payne, Inc.	75,950
3,877	Hess Corp.	205,326
8,265	Kinder Morgan, Inc.	292,002
9,139	Marathon Oil Corp.	280,202
4,384	Marathon Petroleum Corp.	276,192
2,439	Murphy Oil Corp.	145,242
4,032	Nabors Industries Ltd.*	58,262
5,571	National Oilwell Varco, Inc.	380,778
1,900	Newfield Exploration Co.*	50,882
3,300	Noble Corp.	114,906
2,351	Noble Energy, Inc.	239,191
10,560	Occidental Petroleum Corp.	809,002
3,406	Peabody Energy Corp.	90,634
8,277	Phillips 66	439,509
1,600	Pioneer Natural Resources Co.	170,544
2,242	QEP Resources, Inc.	67,865
2,085	Range Resources Corp.	131,001
1,600	Rowan Companies PLC Class A*	50,032
17,319	Schlumberger Ltd.	1,200,034
4,581	Southwestern Energy Co.*	153,051
8,675	Spectra Energy Corp.	237,521
1,900	Tesoro Corp.	83,695
8,801	The Williams Companies, Inc.	288,145
7,292	Valero Energy Corp.	248,803
2,881	WPX Energy, Inc.*	42,869

		18,332,712

Food & Staples Retailing – 2.4%
5,629	Costco Wholesale Corp.	555,976
16,287	CVS Caremark Corp.	787,476
3,176	Safeway, Inc.	57,454
7,654	Sysco Corp.	242,326
6,624	The Kroger Co.	172,357
11,276	Walgreen Co.	417,325
21,975	Wal-Mart Stores, Inc.	1,499,354
2,245	Whole Foods Market, Inc.	205,036

		3,937,304

Food, Beverage & Tobacco – 5.9%
26,719	Altria Group, Inc.	839,511
8,524	Archer-Daniels-Midland Co.	233,472
2,100	Beam, Inc.	128,289
2,020	Brown-Forman Corp. Class B	127,765
2,300	Campbell Soup Co.	80,247
3,643	Coca-Cola Enterprises, Inc.	115,593
5,355	ConAgra Foods, Inc.	157,973
1,800	Constellation Brands, Inc. Class A*	63,702
2,600	Dean Foods Co.*	42,926
2,800	Dr. Pepper Snapple Group, Inc.	123,704
8,417	General Mills, Inc.	340,131
4,206	H.J. Heinz Co.	242,602
1,800	Hormel Foods Corp.	56,178
3,234	Kellogg Co.	180,619
7,819	Kraft Foods Group, Inc.	355,530

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,739	Lorillard, Inc.	$202,889
1,709	McCormick & Co., Inc.	108,573
2,701	Mead Johnson Nutrition Co.	177,969
2,123	Molson Coors Brewing Co. Class B	90,843
23,354	Mondelez International, Inc. Class A	594,826
2,000	Monster Beverage Corp.*	105,760
20,330	PepsiCo, Inc.	1,391,182
21,849	Philip Morris International, Inc.	1,827,450
4,379	Reynolds American, Inc.	181,422
50,697	The Coca-Cola Co.	1,837,766
1,997	The Hershey Co.	144,223
1,437	The J.M. Smucker Co.	123,927
3,695	Tyson Foods, Inc. Class A	71,683

		9,946,755

Health Care Equipment & Services – 4.6%
20,685	Abbott Laboratories	1,354,867
4,424	Aetna, Inc.	204,831
3,022	AmerisourceBergen Corp.	130,490
7,193	Baxter International, Inc.	479,485
2,623	Becton, Dickinson and Co.	205,092
18,305	Boston Scientific Corp.*	104,888
994	C. R. Bard, Inc.	97,154
4,445	Cardinal Health, Inc.	183,045
2,842	CareFusion Corp.*	81,224
1,870	Cerner Corp.*	145,187
3,762	Cigna Corp.	201,117
1,711	Coventry Health Care, Inc.	76,704
6,134	Covidien PLC	354,177
1,100	DaVita HealthCare Partners, Inc.*	121,583
1,805	DENTSPLY International, Inc.	71,496
1,494	Edwards Lifesciences Corp.*	134,714
10,667	Express Scripts Holding Co.*	576,018
2,093	Humana, Inc.	143,643
527	Intuitive Surgical, Inc.*	258,425
1,235	Laboratory Corp. of America Holdings*	106,976
3,084	McKesson Corp.	299,025
13,221	Medtronic, Inc.	542,325
1,081	Patterson Companies, Inc.	37,003
2,034	Quest Diagnostics, Inc.	118,521
4,074	St. Jude Medical, Inc.	147,234
3,795	Stryker Corp.	208,042
1,437	Tenet Healthcare Corp.*	46,659
13,472	UnitedHealth Group, Inc.	730,721
1,486	Varian Medical Systems, Inc.*	104,377
3,968	WellPoint, Inc.	241,731
2,317	Zimmer Holdings, Inc.	154,451

		7,661,205

Household & Personal Products – 2.3%
5,486	Avon Products, Inc.	78,779
5,867	Colgate-Palmolive Co.	613,336
5,189	Kimberly-Clark Corp.	438,107
1,700	The Clorox Co.	124,474

Common Stocks – (continued)
Household & Personal Products – (continued)
3,170	The Estee Lauder Companies, Inc. Class A	$189,756
35,761	The Procter & Gamble Co.	2,427,815

		3,872,267

Insurance – 4.0%
4,473	ACE Ltd.	356,945
6,172	Aflac, Inc.	327,857
19,412	American International Group, Inc.*	685,244
4,239	Aon PLC	235,688
1,000	Assurant, Inc.	34,700
23,905	Berkshire Hathaway, Inc. Class B*	2,144,279
1,900	Cincinnati Financial Corp.	74,404
6,800	Genworth Financial, Inc. Class A*	51,068
5,711	Hartford Financial Services Group, Inc.	128,155
3,769	Lincoln National Corp.	97,617
4,046	Loews Corp.	164,875
7,079	Marsh & McLennan Companies, Inc.	244,013
14,235	MetLife, Inc.	468,901
3,627	Principal Financial Group, Inc.	103,442
6,113	Prudential Financial, Inc.	326,006
6,380	The Allstate Corp.	256,285
3,423	The Chubb Corp.	257,820
7,422	The Progressive Corp.	156,604
5,020	The Travelers Companies, Inc.	360,536
1,311	Torchmark Corp.	67,739
3,718	Unum Group	77,409
3,984	XL Group PLC	99,839

		6,719,426

Materials – 3.6%
2,798	Air Products & Chemicals, Inc.	235,088
900	Airgas, Inc.	82,161
13,800	Alcoa, Inc.	119,784
1,487	Allegheny Technologies, Inc.	45,145
2,095	Ball Corp.	93,751
1,300	Bemis Co., Inc.	43,498
832	CF Industries Holdings, Inc.	169,029
1,971	Cliffs Natural Resources, Inc.	76,002
12,111	E.I. du Pont de Nemours & Co.	544,632
1,953	Eastman Chemical Co.	132,902
3,484	Ecolab, Inc.	250,499
1,769	FMC Corp.	103,522
12,336	Freeport-McMoRan Copper & Gold, Inc.	421,891
1,083	International Flavors & Fragrances, Inc.	72,063
5,808	International Paper Co.	231,391
4,931	LyondellBasell Industries NV Class A	281,511
2,198	MeadWestvaco Corp.	70,050
7,015	Monsanto Co.	663,970
6,503	Newmont Mining Corp.	301,999
4,200	Nucor Corp.	181,356
2,162	Owens-Illinois, Inc.*	45,986
2,024	PPG Industries, Inc.	273,948

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
3,933	Praxair, Inc.	$430,467
2,616	Sealed Air Corp.	45,806
1,600	Sigma-Aldrich Corp.	117,728
15,708	The Dow Chemical Co.	507,682
3,571	The Mosaic Co.	202,226
1,129	The Sherwin-Williams Co.	173,663
1,968	United States Steel Corp.	46,976
1,657	Vulcan Materials Co.	86,247

		6,050,973

Media – 3.6%
2,740	Cablevision Systems Corp. Class A	40,936
7,836	CBS Corp. Class B	298,160
34,992	Comcast Corp. Class A	1,308,001
7,890	DIRECTV*	395,762
3,063	Discovery Communications, Inc. Class A*	194,439
2,891	Gannett Co., Inc.	52,067
26,541	News Corp. Class A	677,857
3,447	Omnicom Group, Inc.	172,212
1,118	Scripps Networks Interactive, Inc. Class A	64,755
6,071	The Interpublic Group of Companies, Inc.	66,903
3,654	The McGraw-Hill Companies, Inc.	199,764
23,215	The Walt Disney Co.	1,155,875
63	The Washington Post Co. Class B	23,008
3,983	Time Warner Cable, Inc.	387,108
12,486	Time Warner, Inc.	597,205
6,011	Viacom, Inc. Class B	317,020

		5,951,072

Pharmaceuticals, Biotechnology & Life Sciences – 7.4%
4,496	Agilent Technologies, Inc.	184,066
2,518	Alexion Pharmaceuticals, Inc.*	236,214
4,026	Allergan, Inc.	369,305
10,052	Amgen, Inc.	867,689
3,044	Biogen Idec, Inc.*	446,463
21,581	Bristol-Myers Squibb Co.	703,325
5,537	Celgene Corp.*	435,873
13,443	Eli Lilly & Co.	663,009
3,077	Forest Laboratories, Inc.*	108,680
9,861	Gilead Sciences, Inc.*	724,290
2,290	Hospira, Inc.*	71,540
36,297	Johnson & Johnson	2,544,420
2,293	Life Technologies Corp.*	112,540
39,891	Merck & Co., Inc.	1,633,137
5,352	Mylan, Inc.*	147,073
1,500	PerkinElmer, Inc.	47,610
1,119	Perrigo Co.	116,409
96,387	Pfizer, Inc.	2,417,386
4,744	Thermo Fisher Scientific, Inc.	302,572
1,126	Waters Corp.*	98,097
1,700	Watson Pharmaceuticals, Inc.*	146,200

		12,375,898

Common Stocks – (continued)
Real Estate – 2.2%
5,135	American Tower Corp. (REIT)	$396,781
1,780	Apartment Investment & Management Co. Class A (REIT)	48,167
1,491	AvalonBay Communities, Inc. (REIT)	202,165
1,963	Boston Properties, Inc. (REIT)	207,705
3,915	CBRE Group, Inc. Class A*	77,909
4,138	Equity Residential (REIT)	234,500
5,900	HCP, Inc. (REIT)	266,562
3,400	Health Care REIT, Inc. (REIT)	208,386
9,593	Host Hotels & Resorts, Inc. (REIT)	150,322
5,300	Kimco Realty Corp. (REIT)	102,396
2,130	Plum Creek Timber Co., Inc. (REIT)	94,508
6,087	Prologis, Inc. (REIT)	222,115
1,856	Public Storage (REIT)	269,046
3,992	Simon Property Group, Inc. (REIT)	631,095
3,873	Ventas, Inc. (REIT)	250,661
2,252	Vornado Realty Trust (REIT)	180,340
7,155	Weyerhaeuser Co. (REIT)	199,052

		3,741,710

Retailing – 4.1%
1,135	Abercrombie & Fitch Co. Class A	54,446
4,720	Amazon.com, Inc.*	1,185,381
499	AutoNation, Inc.*	19,810
466	AutoZone, Inc.*	165,164
2,994	Bed Bath & Beyond, Inc.*	167,395
3,266	Best Buy Co., Inc.	38,702
900	Big Lots, Inc.*	25,614
3,000	CarMax, Inc.*	112,620
3,500	Dollar General Corp.*	154,315
3,064	Dollar Tree, Inc.*	124,276
1,183	Expedia, Inc.	72,695
1,302	Family Dollar Stores, Inc.	82,560
1,537	GameStop Corp. Class A	38,563
2,011	Genuine Parts Co.	127,859
2,000	J.C. Penney Co., Inc.	39,420
2,877	Kohl’s Corp.	123,654
3,137	Limited Brands, Inc.	147,627
14,702	Lowe’s Companies, Inc.	522,215
5,334	Macy’s, Inc.	208,133
708	Netflix, Inc.*	65,688
2,003	Nordstrom, Inc.	107,161
1,485	O’Reilly Automotive, Inc.*	132,789
1,394	PetSmart, Inc.	95,266
658	Priceline.com, Inc.*	408,750
2,915	Ross Stores, Inc.	157,847
8,854	Staples, Inc.	100,936
8,614	Target Corp.	509,690
3,950	The Gap, Inc.	122,608
19,674	The Home Depot, Inc.	1,216,837
1,556	Tiffany & Co.	89,221
9,585	TJX Companies, Inc.	406,883
1,400	TripAdvisor, Inc.*	58,744
1,400	Urban Outfitters, Inc.*	55,104

		6,937,973

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.0%
8,100	Advanced Micro Devices, Inc.*	$19,440
4,234	Altera Corp.	145,819
4,000	Analog Devices, Inc.	168,240
15,516	Applied Materials, Inc.	177,503
6,719	Broadcom Corp. Class A*	223,138
780	First Solar, Inc.*	24,087
65,310	Intel Corp.	1,347,345
2,166	KLA-Tencor Corp.	103,448
2,172	Lam Research Corp.*	78,474
2,967	Linear Technology Corp.	101,768
7,900	LSI Corp.*	55,932
2,471	Microchip Technology, Inc.	80,530
13,543	Micron Technology, Inc.*	85,998
7,902	NVIDIA Corp.	97,116
2,300	Teradyne, Inc.*	38,847
14,652	Texas Instruments, Inc.	453,333
3,500	Xilinx, Inc.	125,650

		3,326,668

Software & Services – 9.5%
8,352	Accenture PLC Class A	555,408
6,365	Adobe Systems, Inc.*	239,833
2,273	Akamai Technologies, Inc.*	92,988
3,000	Autodesk, Inc.*	106,050
6,337	Automatic Data Processing, Inc.	361,272
1,914	BMC Software, Inc.*	75,909
4,604	CA, Inc.	101,196
2,492	Citrix Systems, Inc.*	163,849
3,956	Cognizant Technology Solutions Corp. Class A*	292,942
1,996	Computer Sciences Corp.	79,940
15,155	eBay, Inc.*	773,208
4,436	Electronic Arts, Inc.*	64,455
3,200	Fidelity National Information Services, Inc.	111,392
1,776	Fiserv, Inc.*	140,357
3,461	Google, Inc. Class A*	2,455,130
13,936	International Business Machines Corp.	2,669,441
3,673	Intuit, Inc.	218,543
1,398	Mastercard, Inc. Class A	686,809
99,182	Microsoft Corp.	2,651,135
49,247	Oracle Corp.	1,640,910
4,180	Paychex, Inc.	130,165
2,500	Red Hat, Inc.*	132,400
3,833	SAIC, Inc.	43,390
1,658	Salesforce.com, Inc.*	278,710
9,281	Symantec Corp.*	174,576
2,165	Teradata Corp.*	133,992
8,019	The Western Union Co.	109,139
2,157	Total System Services, Inc.	46,203
2,106	VeriSign, Inc.*	81,755
6,790	Visa, Inc. Class A	1,029,228
13,712	Yahoo!, Inc.*	272,869

		15,913,194

Common Stocks – (continued)
Technology Hardware & Equipment – 7.5%
2,126	Amphenol Corp. Class A	$137,552
12,351	Apple, Inc.	6,583,454
69,274	Cisco Systems, Inc.	1,361,234
19,473	Corning, Inc.	245,749
18,967	Dell, Inc.	192,136
27,564	EMC Corp.*	697,369
1,034	F5 Networks, Inc.*	100,453
2,100	FLIR Systems, Inc.	46,851
1,521	Harris Corp.	74,468
25,735	Hewlett-Packard Co.	366,724
2,583	Jabil Circuit, Inc.	49,826
2,854	JDS Uniphase Corp.*	38,643
7,000	Juniper Networks, Inc.*	137,690
1,725	Molex, Inc.	47,144
3,654	Motorola Solutions, Inc.	203,455
4,822	NetApp, Inc.*	161,778
22,270	QUALCOMM, Inc.	1,381,185
3,123	SanDisk Corp.*	136,038
4,331	Seagate Technology PLC	132,009
5,649	TE Connectivity Ltd.	209,691
2,912	Western Digital Corp.	123,731
17,179	Xerox Corp.	117,161

		12,544,341

Telecommunication Services – 3.0%
74,362	AT&T, Inc.	2,506,743
8,104	CenturyLink, Inc.	317,028
3,825	Crown Castle International Corp.*	276,012
13,831	Frontier Communications Corp.	59,197
4,000	MetroPCS Communications, Inc.*	39,760
39,407	Sprint Nextel Corp.*	223,438
37,290	Verizon Communications, Inc.	1,613,538
7,681	Windstream Corp.	63,599

		5,099,315

Transportation – 1.6%
2,104	C.H. Robinson Worldwide, Inc.	133,015
13,475	CSX Corp.	265,862
2,814	Expeditors International of Washington, Inc.	111,294
3,849	FedEx Corp.	353,030
4,181	Norfolk Southern Corp.	258,553
600	Ryder System, Inc.	29,958
9,599	Southwest Airlines Co.	98,294
6,159	Union Pacific Corp.	774,309
9,368	United Parcel Service, Inc. Class B	690,702

		2,715,017

Utilities – 3.4%
1,500	AGL Resources, Inc.	59,955
3,035	Ameren Corp.	93,235
6,284	American Electric Power Co., Inc.	268,201
5,521	CenterPoint Energy, Inc.	106,279
3,400	CMS Energy Corp.	82,892
3,830	Consolidated Edison, Inc.	212,718

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
7,527	Dominion Resources, Inc.	$389,899
2,228	DTE Energy Co.	133,791
9,242	Duke Energy Corp.	589,640
4,270	Edison International	192,961
2,360	Entergy Corp.	150,450
11,089	Exelon Corp.	329,787
5,565	FirstEnergy Corp.	232,394
1,031	Integrys Energy Group, Inc.	53,839
5,518	NextEra Energy, Inc.	381,790
3,700	NiSource, Inc.	92,093
4,110	Northeast Utilities	160,619
4,130	NRG Energy, Inc.	94,949
2,670	Oneok, Inc.	114,143
3,170	Pepco Holdings, Inc.	62,164
5,678	PG&E Corp.	228,142
1,395	Pinnacle West Capital Corp.	71,117
7,659	PPL Corp.	219,277
6,755	Public Service Enterprise Group, Inc.	206,703
1,546	SCANA Corp.	70,559
2,986	Sempra Energy	211,827
2,535	TECO Energy, Inc.	42,487
8,064	The AES Corp.	86,285
11,417	The Southern Co.	488,762
2,978	Wisconsin Energy Corp.	109,739
6,409	Xcel Energy, Inc.	171,184

		5,707,881

TOTAL COMMON STOCKS
(Cost $127,639,689)		$166,957,659

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations(b)(c) – 0.1%
United States Treasury Bills
$ 40,000	0.000%	03/07/13	$39,997
100,000	0.000	02/07/13	99,997

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,984)			$139,994

TOTAL INVESTMENTS – 99.6%
(Cost $127,779,673)			$167,097,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			713,208

NET ASSETS – 100.0%			$167,810,861

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	14	March 2013	$994,070	$(507)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date			Value
Mortgage-Backed Obligations – 61.2%
Collateralized Mortgage Obligations – 4.9%
Agency Multi-Family – 3.4%
FNMA
$193,261	2.800%		03/01/18			$206,551
489,417	3.740		05/01/18			547,186
110,000	3.840		05/01/18			123,473
400,000	4.506		06/01/19			463,213
97,300	3.416		10/01/20			107,396
97,382	3.632		12/01/20			107,679
390,590	3.763		12/01/20			443,463
199,277	4.375		06/01/21			231,862
GNMA
85,613	3.950		07/15/25			93,929

						2,324,752

Regular Floater(a) – 0.6%
National Credit Union Administration Guaranteed Notes Series A1
400,000	0.232		06/12/13			400,004

Sequential Fixed Rate – 0.9%
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
278,383	2.650		10/29/20			293,862
National Credit Union Administration Guaranteed Notes Series A4
300,000	3.000		06/12/19			327,471

						621,333

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS						$3,346,089

Commercial Mortgage-Backed Securities – 0.9%
Sequential Fixed Rate – 0.9%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$200,000	5.889%		07/10/44			$228,365
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A5
100,000	2.840		12/15/47			102,502
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5
300,000	2.850		12/10/45			308,490

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES						$639,357

Federal Agencies – 55.4%
Adjustable Rate FHLMC(a) – 0.6%
$380,717	2.412%		09/01/35			$408,447

Adjustable Rate FNMA(a) – 1.2%
155,278	2.342		05/01/33			163,736
364,396	2.333		05/01/35			387,323
236,033	2.707		12/01/35			252,853

						803,912

Mortgage-Backed Obligations – (continued)
FHLMC – 9.2%
$2,018		10.000%		03/01/21			$2,370
2,032,504		5.000		03/01/38			2,186,016
2,000,001		3.000		12/01/42			2,092,889
2,000,000		2.500		TBA-15yr	(b)		2,087,344

							6,368,619

FNMA – 42.8%
35,394		5.000		03/01/18			38,305
17,433		5.000		06/01/18			18,867
396,360		5.500		03/01/19			425,205
7,066		8.000		09/01/21			8,122
8,252		5.000		04/01/23			8,937
23,280		5.000		06/01/23			25,212
413,015		5.500		05/01/25			445,293
69		6.000		03/01/32			77
2,531		6.000		05/01/33			2,797
9,897		5.000		08/01/33			10,742
497		6.000		12/01/33			552
718		6.000		12/01/34			796
64,434		5.000		04/01/35			69,831
757		6.000		04/01/35			832
2,872,463		5.000		12/01/35			3,108,797
2,509		6.000		02/01/36			2,761
9,494		6.500		03/01/36			10,640
95,568		6.000		11/01/36			104,220
1,908,495		5.000		12/01/36			2,065,518
856,102		5.000		04/01/38			924,958
942,632		6.000		07/01/38			1,027,858
1,484,211		6.000		09/01/38			1,618,445
42,128		5.000		01/01/39			45,517
98,557		6.000		01/01/39			107,471
87,827		4.500		04/01/40			94,914
39,064		4.000		11/01/40			41,844
3,000,000		3.000		TBA-30yr	(b)		3,144,141
2,000,000		3.500		TBA-30yr	(b)		2,132,188
5,000,000		4.000		TBA-30yr	(b)		5,358,984
8,000,000		4.500		TBA-30yr	(b)		8,642,500

							29,486,324

GNMA – 1.6%
1,000,000		5.000		TBA-30yr	(b)		1,090,078

TOTAL FEDERAL AGENCIES							$38,157,380

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $41,786,935)							$42,142,826

Agency Debentures – 22.9%
FFCB
$500,000		5.400%		06/08/17			$601,810
FHLB
800,000		0.210		01/04/13			800,004
3,400,000		0.375		01/29/14			3,406,296

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FHLB – (continued)
$5,000,000	2.125%	06/10/16	$5,261,817
200,000	5.625	06/11/21	259,386
FHLMC
700,000	0.500	01/24/14	700,124
500,000	0.375	02/27/14	500,787
1,500,000	4.500	04/02/14	1,579,459
300,000	1.250	08/01/19	300,297
700,000	2.375	01/13/22	731,384
FNMA
300,000	0.875	08/28/17	301,497
800,000	0.875	10/26/17	802,634
100,000	6.250	05/15/29	143,659
Tennessee Valley Authority
300,000	5.375	04/01/56	406,176

TOTAL AGENCY DEBENTURES
(Cost $15,457,623)			$15,795,330

Asset-Backed Securities – 1.3%
Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$33,574	7.000%	09/25/37	$28,940
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
46,966	7.000	09/25/37	42,085

			71,025

Student Loans(a) – 1.2%
Brazos Higher Education Authority Series 2005-3, Class A14
81,002	0.420	09/25/23	80,901
College Loan Corp. Trust Series 2004-1, Class A4
150,000	0.505	04/25/24	145,550
SLM Student Loan Trust Series 2008-5, Class A4
300,000	2.015	07/25/23	315,414
SLM Student Loan Trust Series 2012-2, Class A
240,491	0.910	01/25/29	242,871

			784,736

TOTAL ASSET-BACKED SECURITIES
(Cost $856,955)			$855,761

Government Guarantee Obligations – 3.1%
Israel Government AID Bond(c)
$100,000	5.500%	12/04/23	$130,761
Private Export Funding Corp.(d)
2,000,000	3.550	04/15/13	2,019,616

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,139,246)			$2,150,377

U.S. Treasury Obligations – 19.0%
United States Treasury Bonds
$1,600,000	0.000%(e)	02/15/26	$1,181,072
800,000	4.375	05/15/41	1,041,712
100,000	3.750	08/15/41	117,475
400,000	2.750	11/15/42	385,375
United States Treasury Inflation-Protected Securities
201,178	0.125	07/15/22	218,497
204,740	0.750	02/15/42	224,479
United States Treasury Notes
1,500,000	0.250(f)	11/30/13	1,500,885
700,000	0.250	04/30/14	700,322
300,000	0.625	07/15/14	301,833
1,000,000	0.125	07/31/14	998,270
2,400,000	0.250	09/30/14	2,400,528
1,000,000	0.375	03/15/15	1,001,940
1,000,000	1.750	07/31/15	1,036,520
400,000	0.750	10/31/17	401,324
900,000	0.750	12/31/17	901,476
700,000	1.125	12/31/19	698,089

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,000,896)			$13,109,797

TOTAL INVESTMENTS – 107.5%
(Cost $73,241,655)			$74,054,091

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.5)%			(5,160,597)

NET ASSETS – 100.0%			$68,893,494

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(b)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $22,455,235 which represents approximately 32.6% of net assets as of December 31, 2012.
(c)	Guaranteed by a foreign government.
(d)	Guaranteed by the Export/Import Bank of the United States.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(b)	Settlement Date	Principal Amount	Value
FHLMC	3.000%	TBA-30yr	01/14/13	$(1,000,000)	$(1,045,312)
FNMA	3.000	TBA-30yr	02/12/13	(2,000,000)	(2,091,563)
FNMA	5.000	TBA-30yr	01/14/13	(4,000,000)	(4,332,812)
TOTAL (Proceeds Receivable: $7,455,547)					$(7,469,687)

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(36)	March 2013	$(5,310,000)	$59,743
U.S. Ultra Long Treasury Bonds	14	March 2013	2,276,313	(21,941)
2 Year U.S. Treasury Notes	13	March 2013	2,866,094	1,197
5 Year U.S. Treasury Notes	78	March 2013	9,704,297	13,352
10 Year U.S. Treasury Notes	20	March 2013	2,655,625	(13,788)
TOTAL				$38,563

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 98.8%
Banks – 1.6%
86,295	First Republic Bank	$2,828,750

Capital Goods – 5.9%
34,823	Graco, Inc.	1,793,036
72,657	Kennametal, Inc.	2,906,280
64,213	Quanta Services, Inc.*	1,752,373
20,899	Rockwell Automation, Inc.	1,755,307
17,746	Roper Industries, Inc.	1,978,324

		10,185,320

Commercial & Professional Services – 1.4%
119,007	Ritchie Bros Auctioneers, Inc.	2,486,056

Consumer Durables & Apparel – 4.7%
46,607	Deckers Outdoor Corp.*	1,876,864
20,044	Lululemon Athletica, Inc.*	1,527,954
42,199	PVH Corp.	4,684,511

		8,089,329

Consumer Services – 5.7%
9,118	Chipotle Mexican Grill, Inc.*	2,712,240
61,651	Coinstar, Inc.*	3,206,469
43,580	Dunkin’ Brands Group, Inc.	1,445,984
64,941	Marriott International, Inc. Class A	2,420,351

		9,785,044

Diversified Financials – 8.6%
20,036	IntercontinentalExchange, Inc.*	2,480,657
74,085	Lazard Ltd. Class A	2,210,697
101,624	MSCI, Inc. Class A*	3,149,328
57,413	Northern Trust Corp.	2,879,836
108,202	SLM Corp.	1,853,500
34,180	T. Rowe Price Group, Inc.	2,226,143

		14,800,161

Energy – 4.6%
36,583	Cameron International Corp.*	2,065,476
11,039	Core Laboratories NV	1,206,673
24,920	Dril-Quip, Inc.*	1,820,406
13,154	Pioneer Natural Resources Co.	1,402,085
30,925	Whiting Petroleum Corp.*	1,341,217

		7,835,857

Food, Beverage & Tobacco – 3.4%
36,321	Beam, Inc.	2,218,850
41,785	The Hain Celestial Group, Inc.*	2,265,583
25,204	TreeHouse Foods, Inc.*	1,313,884

		5,798,317

Health Care Equipment & Services – 5.0%
29,427	C. R. Bard, Inc.	2,876,195
67,297	CareFusion Corp.*	1,923,348
26,637	Henry Schein, Inc.*	2,143,213
29,655	HMS Holdings Corp.*	768,658
10,603	MEDNAX, Inc.*	843,151

		8,554,565

Common Stocks – (continued)
Household & Personal Products – 2.2%
41,948	Church & Dwight Co., Inc.	$2,247,154
25,489	The Estee Lauder Companies, Inc. Class A	1,525,772

		3,772,926

Materials – 4.7%
34,076	Airgas, Inc.	3,110,798
36,266	Ecolab, Inc.	2,607,525
35,483	International Flavors & Fragrances, Inc.	2,361,039

		8,079,362

Media – 2.9%
26,532	Discovery Communications, Inc. Class A*	1,684,252
137,829	Pandora Media, Inc.*	1,265,270
35,102	Scripps Networks Interactive, Inc. Class A	2,033,108

		4,982,630

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
83,753	Agilent Technologies, Inc.	3,428,848
10,993	Alexion Pharmaceuticals, Inc.*	1,031,253
41,894	Ariad Pharmaceuticals, Inc.*	803,527
21,299	BioMarin Pharmaceutical, Inc.*	1,048,976
41,126	Cepheid, Inc.*	1,390,470
6,596	Mettler-Toledo International, Inc.*	1,275,007
20,993	Shire PLC ADR	1,935,135
57,731	Vertex Pharmaceuticals, Inc.*	2,421,238

		13,334,454

Real Estate – 2.3%
198,253	CBRE Group, Inc. Class A*	3,945,235

Retailing – 8.1%
26,709	Bed Bath & Beyond, Inc.*	1,493,300
35,503	Dick’s Sporting Goods, Inc.	1,615,032
22,873	Dollar General Corp.*	1,008,471
47,118	Family Dollar Stores, Inc.	2,987,752
52,243	PetSmart, Inc.	3,570,287
22,723	Tiffany & Co.	1,302,937
49,290	Urban Outfitters, Inc.*	1,940,054

		13,917,833

Semiconductors & Semiconductor Equipment – 4.5%
81,933	Altera Corp.	2,821,773
46,338	Linear Technology Corp.	1,589,393
91,701	Xilinx, Inc.	3,292,066

		7,703,232

Software & Services – 13.1%
266,823	Activision Blizzard, Inc.	2,833,660
24,408	Citrix Systems, Inc.*	1,604,826
22,079	Cognizant Technology Solutions Corp. Class A*	1,634,950
18,413	Equinix, Inc.*	3,796,760

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
45,472	FleetCor Technologies, Inc.*	$2,439,573
82,571	Genpact Ltd.	1,279,850
52,972	MICROS Systems, Inc.*	2,248,132
49,269	Rackspace Hosting, Inc.*	3,659,209
13,479	Salesforce.com, Inc.*	2,265,820
25,960	VeriFone Systems, Inc.*	770,493

		22,533,273

Technology Hardware & Equipment – 4.8%
53,585	Amphenol Corp. Class A	3,466,949
48,508	Juniper Networks, Inc.*	954,152
80,158	NetApp, Inc.*	2,689,301
105,379	RealD, Inc.*	1,181,299

		8,291,701

Telecommunication Services – 6.9%
44,589	Crown Castle International Corp.*	3,217,542
87,090	SBA Communications Corp. Class A*	6,185,132
94,239	tw telecom, inc.*	2,400,267

		11,802,941

Transportation – 0.6%
17,727	C.H. Robinson Worldwide, Inc.	1,120,701

TOTAL INVESTMENTS – 98.8%
(Cost $144,068,090)		$169,847,687

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		2,022,082

NET ASSETS – 100.0%		$171,869,769

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Core Fixed Income Fund	Equity Index Fund	Government Income Fund	Growth Opportunities Fund

Assets:

Investments of unaffiliated issuers, at value (cost $139,394,296, $127,020,797, $73,241,655 and $144,068,090)	$144,009,072	$166,362,780	$74,054,091	$169,847,687
Investments of affiliated issuer, at value (cost $758,876 for Equity Index Fund)	—	734,873	—	—
Cash	7,452,691	632,322	17,046,263	2,528,696
Foreign currencies, at value (cost $14,454 for Core Fixed Income Fund)	14,429	—	—	—
Receivables:
Investments sold on an extended-settlement basis	23,905,758	—	17,047,157	—
Investments sold	—	21,348	—	—
Interest and dividends	900,889	184,975	156,319	21,273
Unrealized gain on forward foreign currency exchange contracts	115,010	—	—	—
Reimbursement from investment adviser	58,295	74,880	33,725	54,160
Futures variation margin	18,974	32,170	5,358	—
Fund shares sold	6,049	7,535	145,864	16,530
Foreign tax reclaims	1,987	126	—	—
Total assets	176,483,154	168,051,009	108,488,777	172,468,346

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	37,303,047	—	32,005,156	—
Investments purchased	—	—	—	267,026
Forward sale contracts, at value (proceeds receivable $3,248,282, $0, $7,455,547 and $0)	3,249,609	—	7,469,687	—
Unrealized loss on forward foreign currency exchange contracts	282,938	—	—	—
Fund shares redeemed	81,617	127,539	31,775	110,331
Amounts owed to affiliates	77,508	68,381	47,251	165,620
Accrued expenses	52,466	44,228	41,414	55,600
Total liabilities	41,047,185	240,148	39,595,283	598,577

Net Assets:
Paid-in capital	136,339,549	143,352,609	68,511,516	145,597,138
Undistributed net investment income	337,022	375,823	78,526	603
Accumulated net realized gain (loss)	(5,749,320)	(15,235,044)	(533,407)	492,431
Net unrealized gain	4,508,718	39,317,473	836,859	25,779,597
NET ASSETS	$135,435,969	$167,810,861	$68,893,494	$171,869,769
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	12,452,445	15,917,783	6,514,359	24,815,659
Net asset value, offering and redemption price per share:	$10.88	$10.54	$10.58	$6.93

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2012

	Core Fixed Income Fund	Equity Index Fund	Government Income Fund	Growth Opportunities Fund

Investment income:
Interest	$3,187,508	$105	$779,642	$—
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $2,268, $0 and $9,864)	—	3,986,900	—	1,537,336
Dividends — affiliated issuer	—	11,713	—	—
Total investment income	3,187,508	3,998,718	779,642	1,537,336

Expenses:
Management fees	571,376	520,613	367,618	1,716,767
Distribution and Service fees	357,109	433,845	170,193	429,192
Professional fees	92,178	81,636	86,111	79,628
Custody and accounting fees	72,156	53,185	39,061	47,922
Printing and mailing costs	42,334	56,945	22,883	54,060
Transfer Agent fees	28,566	34,705	13,614	34,332
Trustee fees	14,974	15,059	14,796	15,068
Other	6,496	45,727	5,906	7,522
Total expenses	1,185,189	1,241,715	720,182	2,384,491
Less — expense reductions	(234,825)	(402,542)	(183,466)	(404,975)
Net expenses	950,364	839,173	536,716	1,979,516
NET INVESTMENT INCOME (LOSS)	2,237,144	3,159,545	242,926	(442,180)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $8,460 for the Growth Opportunities Fund)	3,684,069	6,551,675	1,094,812	12,350,130
Investments — affiliated issuer	—	47,814	—	—
Futures contracts	631,950	224,093	364,897	—
Forward foreign currency exchange contracts	12,480	—	—	—
Foreign currency transactions	(382)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,942,664	15,022,403	140,506	18,219,850
Investments — affiliated issuer	—	201,926	—	—
Futures contracts	(52,366)	(3,576)	(17,544)	—
Forward foreign currency exchange contracts	(155,069)	—	—	—
Foreign currency translation	3,605	—	—	—
Net realized and unrealized gain	7,066,951	22,044,335	1,582,671	30,569,980
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,304,095	$25,203,880	$1,825,597	$30,127,800

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income (loss)	$2,237,144	$3,537,938
Net realized gain	4,328,117	6,930,049
Net change in unrealized gain (loss)	2,738,834	159,539
Net increase (decrease) in net assets resulting from operations	9,304,095	10,627,526

Distributions to shareholders:
From net investment income	(3,241,836)	(3,977,951)
From net realized gains	—	—
Total distributions to shareholders	(3,241,836)	(3,977,951)

From share transactions:
Proceeds from sales of shares	8,361,507	9,969,434
Reinvestment of distributions	3,241,836	3,977,951
Cost of shares redeemed	(30,344,108)	(43,202,836)
Net increase (decrease) in net assets resulting from share transactions	(18,740,765)	(29,255,451)
TOTAL INCREASE (DECREASE)	(12,678,506)	(22,605,876)

Net assets:

Beginning of year	148,114,475	170,720,351
End of year	$135,435,969	$148,114,475
Undistributed net investment income	$337,022	$363,935

Summary of share transactions:
Shares sold	786,585	972,726
Shares issued on reinvestment of distributions	304,260	391,617
Shares redeemed	(2,842,488)	(4,224,590)
NET INCREASE (DECREASE)	(1,751,643)	(2,860,247)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

$3,159,545	$2,920,878	$242,926	$564,744	$(442,180)	$(704,148)
6,823,582	4,710,923	1,459,709	3,524,061	12,350,130	12,953,975
15,220,753	(4,327,577)	122,962	179,428	18,219,850	(18,317,287)
25,203,880	3,304,224	1,825,597	4,268,233	30,127,800	(6,067,460)

(3,068,378)	(2,889,650)	(516,585)	(645,189)	—	—
—	—	(2,117,284)	(2,563,808)	(14,534,448)	(2,777,378)
(3,068,378)	(2,889,650)	(2,633,869)	(3,208,997)	(14,534,448)	(2,777,378)

2,183,506	3,698,155	15,052,010	14,330,295	5,879,360	42,131,646
3,068,378	2,889,650	2,633,869	3,208,997	14,534,448	2,777,378
(29,287,642)	(31,165,262)	(15,310,789)	(23,583,089)	(23,461,412)	(22,643,830)
(24,035,758)	(24,577,457)	2,375,090	(6,043,797)	(3,047,604)	22,265,194
(1,900,256)	(24,162,883)	1,566,818	(4,984,561)	12,545,748	13,420,356

169,711,117	193,874,000	67,326,676	72,311,237	159,324,021	145,903,665
$167,810,861	$169,711,117	$68,893,494	$67,326,676	$171,869,769	$159,324,021
$375,823	$288,397	$78,526	$65,636	$603	$37,967

212,773	389,956	1,391,077	1,330,747	837,085	6,377,019
290,291	315,120	248,434	300,542	2,112,565	441,554
(2,849,794)	(3,306,547)	(1,416,700)	(2,190,027)	(3,270,859)	(3,395,728)
(2,346,730)	(2,601,471)	222,811	(558,738)	(321,209)	3,422,845

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	$10.43	$0.17	$0.52	$0.69	$(0.24)	$10.88	6.70%	$135,436	0.67%	0.83%	1.57%	727%
2011	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67	0.83	2.22	644
2010	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67	0.81	2.80	399
2009	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67	0.79	4.29	187
2008	10.13	0.47	(1.31)	(0.84)	(0.48)	8.81	(8.56)	182,978	0.67	0.77	4.92	140

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	52

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	$9.29	$0.19	$1.26	$1.45	$(0.20)	$—	$(0.20)	$10.54	15.50%	$167,811	0.48%	0.72%	1.82%	3%
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48	0.70	1.59	3
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51	0.71	1.52	4
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59	0.68	1.97	5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60	0.69	1.81	4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	$10.70	$0.04	$0.25	$0.29	$(0.08)	$(0.33)	$(0.41)	$10.58	2.78%	$68,893	0.79%	1.06%	0.36%	1045%
2011	10.56	0.09	0.57	0.66	(0.10)	(0.42)	(0.52)	10.70	6.35	67,327	0.81	1.13	0.81	960
2010	10.29	0.17	0.37	0.54	(0.19)	(0.08)	(0.27)	10.56	5.19	72,311	0.81	1.08	1.56	614
2009	10.14	0.31	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81	1.05	3.01	287
2008	10.27	0.42	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81	1.04	4.12	244

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	54

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	$6.34	$(0.02	)(d)	$1.25	$1.23	$(0.64)	$6.93	19.37%	$171,870	1.15%	1.39%	(0.26	)%(d)	46%
2011	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17	1.41	(0.46)		53
2010	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18	1.43	(0.56)		57
2009	3.55	(0.02)		2.10	2.08	—	5.63	58.59	127,710	1.18	1.43	(0.50)		71
2008	6.20	(0.02)		(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18	1.37	(0.32)		78

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act, each offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Expenses — Expenses directly incurred by a Fund are charged to that Fund, and certain expenses incurred by the Trust, which may not specifically relate to a Fund, are allocated across the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and Government Income	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage-backed-securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Common Stock and/or Other Equity Investments	$—	$63,384	$—
Corporate Obligations	—	38,229,038	—
Mortgage-Backed Obligations	—	73,305,198	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	3,670,412	8,787,653	—
Asset-Backed Securities	—	2,179,189	—
Foreign Debt Obligations	8,577,453	3,187,839	—
Municipal Debt Obligations	—	1,475,402	—
Government Guarantee Obligations	—	4,533,504	—
Total	$12,247,865	$131,761,207	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,249,609)	$—

Derivative Type
Assets(a)
Futures Contracts	$154,839	$—	$—
Forward Foreign Currency Exchange Contracts	—	115,010	—
Liabilities(a)
Futures Contracts	$(93,385)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(282,938)	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments	$166,957,659	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	139,994	—	—
Total	$167,097,653	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(507)	$—	$—

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$42,142,826	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	13,109,797	15,795,330	—
Asset-Backed Securities	—	855,761	—
Government Guarantee Obligations	—	2,150,377	—
Total	$13,109,797	$60,944,294	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(7,469,687)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$74,292	$—	$—
Liabilities(a)
Futures Contracts	$(35,729)	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments	$169,847,687	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Unrealized gain on futures variation margin	$154,839	(a)	Unrealized loss on futures variation margin	$(93,385	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	115,010		Payable for unrealized loss on forward foreign currency exchange contracts	(282,938)
Total		$269,849			$(376,323)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—	Unrealized loss on futures variation margin	$(507)
Government Income	Interest Rate	Unrealized gain on futures variation margin	74,292	Unrealized loss on futures variation margin	(35,729)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$631,950	$(52,366)	234
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,480	(155,069)	172
Total		$644,430	$(207,435)	406

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” on the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$224,093	$(3,576)	21
Government Income	Interest Rate	364,897	(17,544)	137

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management fee rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2012, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 27, 2013 and prior to such date GSAM may not terminate the arrangement without the approval of the trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.   Distribution and Service Plan — The Trust, on behalf of each Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2012, for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C.   Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$—	$—	$12	$223	$235
Equity Index	156	—	1	246	403
Government Income	—	—	17	166	183
Growth Opportunities	52	154	2	197	405

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$47	$29	$2	$78
Equity Index	30	35	3	68
Government Income	31	15	1	47
Growth Opportunities	140	23	3	166

E.  Line of Credit Facility — As of December 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended December 31, 2012 (in thousands):

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	7	—	(1)	6	$735	$12

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

6.     PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$1,021,224,101	$49,681,121	$1,040,011,036	$47,314,400
Equity Index	—	4,606,909	—	28,087,879
Government Income	712,129,463	2,000,735	696,167,744	6,347,638
Growth Opportunities	—	77,408,615	—	94,586,724

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Distributions paid from:
Ordinary income	$3,241,836	$3,068,378	$2,175,050	$492,616
Net long-term capital gains	—	—	458,819	14,041,832
Total taxable distributions	$3,241,836	$3,068,378	$2,633,869	$14,534,448

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Distributions paid from:
Ordinary income	$3,977,951	$2,889,650	$2,816,793	$—
Net long-term capital gains	—	—	392,204	2,777,378
Total taxable distributions	$3,977,951	$2,889,650	$3,208,997	$2,777,378

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION (continued)

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Undistributed ordinary income — net	$431,486	$340,253	$93,860	$302,671
Undistributed long-term capital gain	—	—	3,349	625,309
Total undistributed earnings	$431,486	$340,253	$97,209	$927,980
Capital loss carryforwards:(1)
Expiring 2017	$(1,103,983)	$(641,986)	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Total capital loss carryforwards	$(5,592,757)	$(641,986)	$—	$—
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(349,074)	713	(511,071)	(34,054)
Unrealized gains — net	4,606,765	24,759,272	795,840	25,378,705
Total accumulated earnings (losses) — net	$(903,580)	$24,458,252	$381,978	$26,272,631

(1)	Expiration occurs on December 31 of the year indicated. The Core Fixed Income and Equity Index Funds utilized $3,040,722 and $6,453,043, respectively, of capital losses in the current fiscal year.

As of December 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Tax cost	$139,402,723	$142,338,381	$73,244,111	$144,468,982
Gross unrealized gain	5,580,296	53,960,816	953,704	32,249,685
Gross unrealized loss	(973,947)	(29,201,544)	(143,724)	(6,870,980)
Net unrealized security gain	$4,606,349	$24,759,272	$809,980	$25,378,705
Net unrealized gain (loss) on other investments	416	—	(14,140)	—
Net unrealized gain	$4,606,765	$24,759,272	$795,840	$25,378,705

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2012

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments, and securities on loan. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating losses, recognition of income and gains and losses of inflation protected securities and certain bonds and the difference in tax treatment of foreign currency transactions and paydown gains and losses.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(977,779)	$977,779
Equity Index	825	2,916	(3,741)
Government Income	—	(286,549)	286,549
Growth Opportunities	37,364	(442,180)	404,816

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

At a meeting held on February 12, 2013, the Trustees approved a proposal to rename the Goldman Sachs Government Income Fund the “Goldman Sachs High Quality Floating Rate Fund”. In addition, the Fund’s new investment objective will be to seek to provide a high level of current income, consistent with low volatility of principal. The Fund will invest at least 80% of its net assets in high quality floating rate or variable rate obligations. This revised policy reflects a change in the Fund’s principal investments from fixed rate U.S. government securities to floating rate U.S. government and non-U.S. government obligations. These changes will be effective at the close of business on April 30, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds”), portfolios of Goldman Sachs Variable Insurance Trust, at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Government Income Fund				Growth Opportunities Fund
	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Actual	$1,000	$1,033.90		$3.37	$1,000	$1,057.60		$2.48	$1,000	$1,009.10		$3.94	$1,000	$1,071.00		$5.99
Hypothetical 5% return	1,000	1,021.82	+	3.35	1,000	1,022.72	+	2.44	1,000	1,021.22	+	3.96	1,000	1019.36	+	5.84

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service
Core Fixed Income	0.66%
Equity Index	0.48%
Government Income	0.78%
Growth Opportunities	1.15%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2012, 100% of the dividends paid from net investment company taxable income by the Equity Index and Growth Opportunities Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Government Income and Growth Opportunities Funds designate $458,819 and $14,041,832, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2012.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2013 Goldman Sachs. All rights reserved.

VITSVCAR13/92505.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative investments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the period since its inception on April 16, 2012 through December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 3.74%. This return compares to the 4.86% cumulative total return of the Fund’s benchmark, the GS Global Markets Navigator Index (the “Index”), during the same time period. A blended index comprised 60% of the Standard & Poor’s® 500 Index(a) (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Index(b) (with dividends reinvested) generated a cumulative total return of 4.89% during the same time period.

The S&P 500 Index and the Barclays U.S. Aggregate Bond Index generated cumulative total returns of 5.87% and 2.97%, respectively, during the same time period.

Importantly, since inception, the Fund’s overall annualized volatility was 4.30%, significantly less than the S&P® 500 Index’s annualized volatility of 13.10% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During April 2012, optimism about Europe’s financial problems gave way to uncertainty and fear of a European Monetary Union (“EMU”) break-up. The changing political landscape unnerved markets. The French did not re-elect their president, who had worked closely with Germany’s chancellor since the start of the crisis, and elected a Socialist. The Dutch coalition government broke up. In addition, deepening concerns over the health of Spanish banks and Greece’s potential exit from the EMU weighed heavily on European markets, the euro and the financials sector, particularly large European banks. Despite further easing from the Bank of Japan, the yen continued to rise and pressured Japanese equities.

Meanwhile, economic data from the U.S. began to lose some momentum and called into question the U.S. recovery. The U.S. labor market, which had been reporting improvements, appeared to slow, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter U.S. Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals.

In May, global equity markets declined. Investors sought relative safety in less risky assets, leading to a strong rally in bonds for the month. Disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. The gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

Global equity and bond markets were up slightly in July as worries over the EMU’s stability, Greece’s restructuring efforts and disappointing quarterly corporate earnings tempered investors’ optimism about the potential for further stimulus from the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). The markets rose further during August, as the Fed and ECB

3

(a)	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Prices Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(b)	The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

reaffirmed their commitments to pursue further quantitative easing if deemed necessary. Investor optimism, however, was offset somewhat by ongoing concerns over the European sovereign debt crisis and weak Eurozone macroeconomic data.

During September, global equity markets were broadly up, with investors moving into equities following bold moves by the central banks in the U.S., Europe and Japan. The Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. The ECB pledged unlimited monetary support, bolstering the bond markets of troubled countries like Spain and Italy, while the Bank of Japan announced it would increase the size of its planned asset purchases by $160 billion. Global bonds rose modestly toward the end September on renewed signs of global economic weakness.

Global equity markets paused in October ahead of a tight U.S. presidential election race and a pending leadership change in China. Global bonds were modestly up as investors focused on the post-election “fiscal cliff” of tax increases and spending cuts in the U.S. and the potential downgrade of Spanish government debt to junk status.

In November, global bonds were down. However, a number of positive developments around the world boosted investor sentiment and sparked a global equity rally into the end of 2012. The U.S. equity market crept higher as election day preserved the status quo in the White House and Congress, even as the fiscal cliff drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff. Meanwhile, approval for Spain’s plan to restructure its banks and an agreement among finance ministers to reschedule some of Greece’s debt and release aid to the country lifted European equity markets late in 2012. The Japanese equity market rose sharply into year-end on hopes that the newly elected prime minister would focus on weakening the yen and establishing an inflation target. Indeed, the yen weakened notably against the U.S. dollar late in 2012, which drove strong returns in the local Japanese equity market, because it was perceived as good for Japan’s export-oriented economy. A rising yen tends to reduce equity returns expressed in U.S. dollars. Lastly, improving economic data from China and the U.S. late in 2012 improved sentiment on the global economy and lifted the broad global equity markets.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the GS Global Markets Navigator Index. Using a momentum-based methodology, the Fund strives to manage risk and hedge this with “potential” in changing market environments.

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, the U.S. large cap, Europe, Asia, emerging markets, the U.K. and small-cap stocks. Within the fixed income category, the Fund may allocate assets to the U.S., European and Japanese fixed income securities. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s allocation to Japanese equities detracted from its relative returns, most significantly during April and May 2012. Its exposure to U.S. small-cap equities also hampered relative performance, particularly during May.

On the positive side, the Fund benefited from its allocations to European equities during the third and fourth quarters of 2012, its exposure to U.S. large-cap equities during the third quarter and its exposure to emerging markets equities in the fourth quarter. The Fund’s allocations to U.S. Treasury securities and German Bunds also contributed positively, especially near the beginning of the Reporting Period.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, during the Reporting Period, the Fund’s actual volatility (annualized, using daily returns) was 4.30% versus the S&P 500® Index’s annualized volatility of 13.10%.

How was the Fund positioned during the Reporting Period?

The Fund’s allocation to fixed income increased slightly during the month of May 2012 driven by the strong momentum of the asset class. In May, we shifted the Fund away from the declining equity markets, specifically in Europe. The Fund maintained

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

exposure to U.S. and Japanese equities largely based on the attractive returns these asset classes had seen overall during the first several months of 2012. In June, the Fund’s allocation to Japanese stocks was reduced to zero. In July, we increased the Fund’s allocation to U.S. fixed income because of the strong momentum of that asset class. At the same time, the Fund maintained its exposure to the U.S. equity market. In addition, we chose not to add exposure to European equities because of their weak momentum.

During August, we increased the Fund’s allocation to German Bunds as a result of strong momentum and low volatility. In addition, because of persistently benign volatility and modestly strong momentum in U.S. stocks, we maintained the Fund’s exposure to the U.S. equity market. In September, we increased the Fund’s allocation to European and U.S. small-cap equities in response to strong momentum and low volatility in the global equity markets. At the same time, we further increased the Fund’s allocation to German Bunds and reduced its exposure to U.S. Treasury securities. Near the end of the month, we decreased the Fund’s allocation to equities, including European stocks and U.S. large-cap and small-cap stocks. We also increased the Fund’s allocation to U.S. Treasury securities.

In October, we increased the Fund’s allocations to European equities and U.S. Treasury securities. In addition, we further reduced the Fund’s exposure to U.S. small-cap and large-cap equities. We also reduced the Fund’s allocation to U.K. equities. During November, because of strong momentum and relatively low volatility across the global equity markets, we increased the Fund’s allocations to equities, adding to its exposure to U.S. large-cap stocks and European, U.K., Japanese and emerging markets equities. At the same time, we reduced the Fund’s exposure to U.S. Treasury securities, maintained its allocation to German Bunds and modestly increased its exposure to Japanese government bonds.

In December, we increased the Fund’s allocation to U.S. Treasury securities in response to growing equity market volatility. We also decreased the Fund’s allocations to German Bunds and Japanese government bonds and increased its exposure to emerging markets and Japanese equities. In addition, we reduced the Fund’s allocation to U.S. large-cap equities to zero as a result of their relatively poor momentum.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities and to non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to U.S. and non-U.S. fixed income.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund had allocations to European, Japanese and emerging markets equities. It also had allocations to German Bunds and U.S. Treasury securities.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. When volatility increases, our goal is to preserve capital by moving the Fund into less volatile assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund’s assets to equities. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

5

FUND BASICS

Global Markets Navigator Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	N/A	N/A	N/A	3.74%	4/16/12

[1]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.09%	1.41%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 9, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

As of December 31, 2012

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on April 16, 2012 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, GS Global Markets Navigator Index, S&P 500 Index (with dividends reinvested) and the Barclays U.S. Aggregate Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Markets Navigator Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2012.

Cumulative Total Return through December 31, 2012	Since Inception
Service (Commenced April 16, 2012)	3.74%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 21.3%
FHLB
$2,509,000	0.000%	03/22/13	$2,508,724
FHLMC
1,341,000	0.000	02/28/13	1,340,915
1,695,000	0.000	03/25/13	1,694,807

TOTAL AGENCY DEBENTURES
(Cost $5,543,440)			$5,544,446

Shares	Description		Values
Exchange Traded Fund – 17.0%
98,944	Vanguard FTSE Emerging Markets		$4,405,976
(Cost $4,178,602)

Shares	Rate		Value
Investment Company(b) – 9.9%
Goldman Sachs Financial Square Government Fund — FST Shares
2,562,496	0.042%		$2,562,496
(Cost $2,562,496)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 37.5%
United States Treasury Notes
$8,600,000	3.125%	05/15/21	$9,752,057
(Cost $9,779,296)

TOTAL INVESTMENTS – 85.7%
(Cost $22,063,834)			$22,264,975

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.3%			3,724,601

NET ASSETS – 100.0%			$25,989,576

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	191	March 2013	$6,592,688	$(44,978)
Euro-Bund	10	March 2013	1,922,375	10,887
FTSE 100 Index	2	March 2013	189,996	(1,510)
TSE TOPIX Index	22	March 2013	2,187,684	185,236
TOTAL				$149,635

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments of unaffiliated issuers, at value (cost $19,501,338)	$19,702,479
Investments of affiliated issuer, at value which equals cost	2,562,496
Cash	3,108,876
Receivables:
Futures variation margin(a)	570,253
Fund shares sold	173,020
Dividends and interest	34,987
Reimbursement from investment adviser	13,461
Deferred offering costs	65,817
Total assets	26,231,389

Liabilities:
Payables:
Investments purchased	143,401
Fund shares redeemed	40,956
Amounts owed to affiliates	21,116
Accrued expenses	36,340
Total liabilities	241,813

Net Assets:
Paid-in capital	25,225,874
Undistributed net investment income	57,155
Net realized gain	361,275
Net unrealized gain	345,272
NET ASSETS	$25,989,576
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized)	2,509,662
Net asset value, offering and redemption price per share	$10.36

(a) Includes cash on deposit with counterparty relating to initial margin requirements on future transactions of $573,106.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Period Ended December 31, 2012(a)

Investment income:
Dividends — unaffiliated issuers	$58,426
Interest	40,824
Dividends — affiliated issuer	365
Total investment income	99,615

Expenses:
Amortization of offering costs	109,693
Professional fees	89,084
Management fees	59,840
Printing and mailing costs	22,473
Distribution and Service fees	18,937
Organization costs	12,000
Trustee fees	11,011
Custody and accounting fees	10,820
Transfer Agent fees	1,515
Other	1,369
Total expenses	336,742
Less — expense reductions	(257,511)
Net expenses	79,231
NET INVESTMENT INCOME	20,384

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	55,860
Futures contracts	371,899
Foreign currency transactions	3,234
Net unrealized gain (loss) on:
Investments — unaffiliated issuers	201,141
Futures contracts	149,635
Foreign currency translation	(5,504)
Net realized and unrealized gain	776,265
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$796,649

(a) Commenced operations on April 16, 2012.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2012(a)

From operations:
Net investment income	$20,384
Net realized gain	430,993
Net unrealized gain	345,272
Net increase in net assets resulting from operations	796,649

Distributions to shareholders:
From net realized gains	(33,093)

From share transactions:
Proceeds from sales of shares	29,921,805
Reinvestment of distributions	33,093
Cost of shares redeemed	(4,728,878)
Net increase in net assets resulting from share transactions	25,226,020
TOTAL INCREASE	25,989,576

Net assets:

Beginning of period	—
End of period	$25,989,576
Undistributed net investment income	$57,155

Summary of share transactions:
Shares sold	2,978,079
Shares issued on reinvestment of distributions	3,229
Shares redeemed	(471,646)
NET INCREASE	2,509,662

(a) Commenced operations on April 16, 2012.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income from investment operations
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)
FOR THE PERIOD ENDED DECEMBER 31,
2012 (Commenced April 16, 2012)	$10.00	$0.02	$0.35	$0.37	$(0.01)	$10.36	3.74%	$25,990	1.04	%(e)	4.21	%(e)	0.27	%(e)	300%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 16, 2012.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$5,544,446	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,752,057	—	—
Exchange Traded Fund	4,405,976	—	—
Investment Company	2,562,496	—	—
Total	$16,720,529	$5,544,446	$—

Derivative Type
Assets(a)
Futures Contracts	$196,123	$—	$—
Liabilities(a)
Futures Contracts	$(46,488)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2012

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Unrealized gain on futures variation margin	$185,236	Unrealized loss on futures variation margin	$(46,488)
Interest Rate	Unrealized gain on futures variation margin	10,887	—	—
Total		$196,123		$(46,488)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$322,920	$138,748	64
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	48,979	10,887	10

(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2012.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Fund.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense reimbursements will remain in place through at least April 9, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the period ended December 31, 2012, GSAM reimbursed approximately $256,100 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the period ended December 31, 2012, custody fee credits were approximately $1,400.

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $15,700, $5,000, and $400 for management, distribution and service, and transfer agent fees, respectively.

E. Other Transactions with Affiliates — The following table provides information about the investment in shares of a fund of which the Fund is an affiliate for the period ended December 31, 2012:

Name of Affiliated Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Goldman Sachs Financial Square Government Fund	—	2,855,136	(292,640)	2,562,496	$2,562,496	$365

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2012

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2012, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$22,927,056	$9,464,253	$13,096,510	$5,355,117

7.    TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2012 was as follows:

Distributions paid from:
Ordinary income	$4,661
Net long-term capital gains	28,432
Total taxable distributions	$33,093

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$422,565
Undistributed long-term capital gains	8,437
Total undistributed earnings	$431,002
Unrealized gains — net	332,700
Total accumulated gains — net	$763,702

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,077,921
Gross unrealized gain	228,380
Gross unrealized loss	(41,326)
Net unrealized security gain	$187,054
Net unrealized gain on other investments	145,646
Net unrealized gain	332,700

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $146 and $36,625 from paid-in capital and accumulated net realized gain, respectively, to undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of foreign currency transactions and certain non-deductible expenses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2012

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

10.    OTHER MATTERS

Other Matters — As of January 1, 2013, GSAM is subject to registration as a commodity pool operator (CPO) under the Commodity Exchange Act with respect to the Fund. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, GSAM is not yet subject to CFTC recordkeeping, reporting and disclosure requirements and the impact of these requirements, including their impact on the Fund’s financial statements, remains uncertain.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Global Markets Navigator Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period April 16, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, broker and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Period Ended December 31, 2012 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Actual	$1,000	$1,049.60		$5.36
Hypothetical 5% return	1,000	1,019.91	+	5.28

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.04%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).
Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Global Markets Navigator Fund designates $28,432, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2012.

28

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Fund.

© 2013 Goldman Sachs. All rights reserved.

VITNAVAR13/92376.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 19.07% and 18.77%, respectively. These returns compare to the 17.46% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks drove market-leading returns in the financials sector. The heavily weighted financials sector was also the largest positive contributor (weight times performance) to

*	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

S&P® 500 Index returns. On optimism about the economy and improved consumer confidence, the consumer discretionary sector also performed well. Conversely, the energy sector posted positive returns but was comparatively weak during the Reporting Period, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the telecommunication services, materials and financials sectors helped the Fund’s performance most relative to the Russell Index. Only partially offsetting these positive contributors was stock selection in the energy and consumer staples sectors, which detracted from the Fund’s relative results as company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in U.S. mobile operator Sprint Nextel, super-regional bank SunTrust Banks and diversified financial institution JPMorgan Chase.

Telecommunications company Sprint Nextel was the top contributor to the Fund’s relative results during the Reporting Period. Its shares gained sharply after the company reported a significant increase in its average revenue per subscriber during the second calendar quarter and raised 2012 profit targets. We sold out of the Fund’s position in October 2012 after the company agreed to sell 70% of its shares to SoftBank, a Japanese telecommunications company. We believe our investment thesis played out and therefore directed proceeds from the sale to ideas with what we considered to have more favorable risk/reward potential.

SunTrust Banks is a diversified financial services holding company, whose businesses provide a range of financial services to consumer and corporate clients, including deposit, credit and trust and investment services. SunTrust Banks failed the Fed’s stress test during the first quarter of 2012 but offset the news with positive forward guidance. Housing market improvements continually drove its shares higher throughout 2012 as increased mortgage production led to higher fee revenues. Reducing risk, along with holding higher quality assets, fueled a reduction in non-performing loans, which, in turn, led to lower loss provisions, improving the bank’s bottom line. A large one-time transaction of a long-term Coca-Cola holding during the third quarter of 2012 was said to help improve capital adequacy ratios. SunTrust Banks also completed a $300 million cost-cutting program to help offset tighter lending spreads.

Early in the Reporting Period, JPMorgan Chase’s stock declined in the wake of a surprising trading loss out of a London derivatives desk, which was originally estimated at $2 billion but then ballooned to nearly $6 billion as time went on. The company then suspended its stock repurchasing, sending shares down further. The stock then rallied sharply in the third calendar quarter, as investor concern surrounding the company’s multi-billion dollar trading loss subsided amidst continued improvement in its overall businesses. Share prices continued to advance during the fourth quarter of 2012, as negative sentiment continued to subside, and the company reported better than expected third calendar quarter results. In addition, management discussed returning value to shareholders and assured investors the company is on track to meet Basel III capital requirements. At the end of the Reporting Period, we continued to have conviction in the management team of JPMorgan Chase and to believe the company will benefit from its strong balance sheet, resilient business model and robust capital generating franchises.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production companies Devon Energy and Newfield Exploration and in global diversified financial services holding company Citigroup.

The Fund’s investments in the energy sector detracted from its relative performance during the Reporting Period, largely driven by Devon Energy, a North America-focused independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids. During the Reporting Period, shares of Devon Energy fell along with the broader energy sector due in part to a decline in oil and gas prices. The company has shifted production and resources toward oil and natural gas liquids over time, and as a result, shares fell further after the company reported third calendar quarter production levels that missed expectations due to operating issues. We recognize our investment thesis may well take longer to play out than originally expected.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

However, we believe the value of Devon Energy’s large, North American asset base is not fully recognized at its current market price. The company maintains a strong balance sheet, in our view, which, along with its joint venture partnerships, should help speed up the development of its oil properties. In addition, at the end of the Reporting Period, we believed the company’s cash flow should increase in 2013 as the company projects to spend significantly less on acquiring new acreage. While Devon Energy still has a large exposure to natural gas, it increased the amount of production that is hedged, taking advantage of strong pricing in the second half of 2012.

Citigroup’s businesses provide consumers, corporations, governments and institutions with a broad range of financial products and services. In March 2012, its shares began to decline after the third largest U.S. bank failed to meet the Fed’s minimum requirements in a stress test when examiners considered the effects of the bank’s plan for managing capital. We believed Citigroup was overly exposed to Europe and thus trimmed the Fund’s position in June 2012. The resulting underweighted position hurt the Fund’s relative results, as Citigroup’s shares rose for the remainder of the year along with the financials sector broadly.

Newfield Exploration’s domestic areas of operation include the mid-U.S. continent, the Rocky Mountains and onshore Texas. Its shares fell as the price of natural gas declined during the Reporting Period. We agreed with its management’s decision to shift resources toward oil production and away from natural gas, but we sold the Fund’s position in Newfield Exploration in favor of higher conviction names in the energy sector.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We re-initiated a Fund position in Bank of America after having sold the Fund’s position ahead of its fourth quarter 2011 earnings reports due to concerns the company would need to raise capital. However, in our view, the company has been making progress on legacy issues, particularly relating to its mortgage business, and recent settlements have reduced litigation risks. Bank of America has also increased its capital adequacy ratios over the past few years, and as the need to build additional reserves decreases, more capital can be deployed back into its businesses. On the expense side, Bank of America has lowered its funding costs and closed less profitable banking centers. As its management continues to take steps to reduce expenses, we believe additional cost savings should benefit the company’s earnings over the coming years. We believe the company’s earnings improvements in 2012 may well continue over the coming year and further believe the company should benefit from its high exposure to the improving housing market.

We established a Fund position in automobile manufacturer General Motors because we believe the company has a strong balance sheet, including a sizable amount of cash. In addition, we believe one of the largest catalysts for the company’s stock going into 2013 could be the 2013 truck cycle. Finally, we like its management team’s increased focus on core competencies.

Strict to our sell discipline, we also made some adjustments to the Fund’s positioning by selling out of holdings where our investment thesis had fundamentally changed and/or valuation levels were no longer attractive. As such, we exited the Fund’s position in Walt Disney after strong performance throughout the Reporting Period. The company reported fiscal third quarter earnings that beat consensus expectations, and margin expansion occurred in the company’s parks segment. Overall, Walt Disney’s stock price reached our stretch valuation, or the valuation we considered to be at the upper end of the range we considered reasonable, and so we decided to move the proceeds into a name that we believed had a more attractive risk/reward profile.

We sold the Fund’s position in General Mills during the Reporting Period. General Mills reported earnings that were lower than expected and guided lower for fiscal year 2012, primarily due to weak pricing and greater than expected spending on advertising. Although we believed General Mills remained a leading consumer foods company with a strong management team, we exited the Fund’s position as a reflection of the company’s execution difficulties and lower sales volumes across the industry.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and utilities increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in energy, financials, information technology and materials decreased. The Fund’s position in cash also increased during the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

On December 31, 2012, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, materials, telecommunication services and energy and was rather neutrally weighted to the Russell Index in consumer staples, industrials and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive in our view ahead for U.S. equities. We recognize that fiscal policy may lead to a drag on economic growth and the recent steps taken by the Fed to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S., and the lack of clarity around the outcome of fiscal negotiations, has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe provides companies with the ability to generate shareholder value, even in a slower economic growth environment. U.S. equities remain inexpensive relative to both fixed income and history, and continued strength in the U.S. housing recovery should provide, in our view, support to the economy and boost confidence among consumers. Additional potential catalysts could be investors re-allocating to equities, multiple expansion, correlations trending down and increased merger and acquisition activity.

We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies in control of their own destiny, such as innovators in their industry, or companies with financial flexibility that have been investing in their own businesses and may be poised to gain market share. As we look ahead into 2013, we maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term. (When large numbers of stocks see their earnings multiples, or price/earnings ratios (share price divided by earnings per share), increase, the equity market is said to be undergoing multiple expansion. Changes in the earnings multiple of an individual stock are often evaluated in the context of earnings multiples of the general market. Correlation is simply a statistical measure of how two securities move in relation to each other.)

5

FUND BASICS

Large Cap Value Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	19.07%	–0.94%	6.18%	2.98%	1/12/98
Service	18.77	–1.13	N/A	–1.78	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.78%	0.79%
Service	1.03	1.04

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	4.4%	Energy
General Electric Co.	4.2	Capital Goods
JPMorgan Chase & Co.	3.8	Diversified Financials
Pfizer, Inc.	3.4	Pharmaceuticals, Biotechnology & Life Sciences
Devon Energy Corp.	2.6	Energy
Bank of America Corp.	2.5	Diversified Financials
Halliburton Co.	2.5	Energy
Prudential Financial, Inc.	2.3	Insurance
The Boeing Co.	2.0	Capital Goods
General Motors Co.	1.8	Automobiles & Components

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	19.07%	-0.94%	6.18%	2.98%
Service (Commenced July 24, 2007)	18.77%	-1.13%	N/A	-1.78%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 98.9%
Automobiles & Components – 1.8%
679,631	General Motors Co.*	$19,593,762

Banks – 2.6%
491,533	SunTrust Banks, Inc.	13,934,961
440,250	U.S. Bancorp	14,061,585

		27,996,546

Capital Goods – 8.8%
166,404	General Dynamics Corp.	11,526,805
2,169,015	General Electric Co.	45,527,625
533,828	Masco Corp.	8,893,575
358,474	Textron, Inc.	8,886,570
282,322	The Boeing Co.	21,275,786

		96,110,361

Commercial & Professional Services – 0.8%
246,459	Waste Management, Inc.	8,315,527

Consumer Services – 2.1%
39,278	Chipotle Mexican Grill, Inc.*	11,683,634
1,002,621	MGM Resorts International*	11,670,508

		23,354,142

Diversified Financials – 10.5%
109,724	Ameriprise Financial, Inc.	6,872,014
2,350,812	Bank of America Corp.	27,269,419
217,941	Citigroup, Inc.	8,621,746
40,377	IntercontinentalExchange, Inc.*	4,999,076
950,400	JPMorgan Chase & Co.	41,789,088
533,163	Morgan Stanley	10,194,077
853,657	SLM Corp.	14,623,145

		114,368,565

Energy – 14.5%
141,255	Chevron Corp.	15,275,316
537,472	Devon Energy Corp.	27,970,043
553,522	Exxon Mobil Corp.	47,907,329
768,843	Halliburton Co.	26,671,164
213,273	Occidental Petroleum Corp.	16,338,844
320,715	Southwestern Energy Co.*	10,715,088
285,234	Transocean Ltd.	12,735,698

		157,613,482

Food & Staples Retailing – 1.5%
436,486	Walgreen Co.	16,154,347

Food, Beverage & Tobacco – 5.3%
115,655	Anheuser-Busch InBev NV ADR	10,109,404
79,979	Diageo PLC ADR	9,323,952
391,556	Mondelez International, Inc. Class A	9,972,931
205,330	Philip Morris International, Inc.	17,173,801
124,005	The J.M. Smucker Co.	10,694,191

		57,274,279

Health Care Equipment & Services – 3.5%
225,195	Aetna, Inc.	10,426,528
83,286	C. R. Bard, Inc.	8,140,374

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
285,822	UnitedHealth Group, Inc.	$15,502,985
58,362	Varian Medical Systems, Inc.*	4,099,347

		38,169,234

Household & Personal Products – 0.7%
107,167	The Procter & Gamble Co.	7,275,568

Insurance – 8.0%
497,337	American International Group, Inc.*	17,555,996
153,739	Everest Re Group Ltd.	16,903,603
409,807	Hartford Financial Services Group, Inc.	9,196,069
471,289	Prudential Financial, Inc.	25,133,842
255,090	The Travelers Companies, Inc.	18,320,564

		87,110,074

Materials – 1.6%
141,747	Eastman Chemical Co.	9,645,883
128,078	LyondellBasell Industries NV Class A	7,311,973

		16,957,856

Media – 3.6%
293,524	CBS Corp. Class B	11,168,588
257,693	DIRECTV*	12,925,881
146,059	DISH Network Corp. Class A	5,316,548
189,167	Viacom, Inc. Class B	9,976,667

		39,387,684

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
67,543	Celgene Corp.*	5,316,985
257,937	Eli Lilly & Co.	12,721,453
165,397	Johnson & Johnson	11,594,330
426,616	Merck & Co., Inc.	17,465,659
157,134	Mylan, Inc.*	4,318,042
1,492,611	Pfizer, Inc.	37,434,684
294,263	Vertex Pharmaceuticals, Inc.*	12,341,390

		101,192,543

Real Estate Investment Trust – 3.0%
116,078	American Tower Corp.	8,969,347
91,709	AvalonBay Communities, Inc.	12,434,823
70,539	Simon Property Group, Inc.	11,151,511

		32,555,681

Retailing – 4.2%
292,032	Bed Bath & Beyond, Inc.*	16,327,509
513,332	Lowe’s Companies, Inc.	18,233,553
286,547	Urban Outfitters, Inc.*	11,278,490

		45,839,552

Semiconductors & Semiconductor Equipment – 2.9%
449,278	Altera Corp.	15,473,134
449,075	Lam Research Corp.*	16,225,080

		31,698,214

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Software & Services – 2.0%
269,682	Adobe Systems, Inc.*	$10,161,618
16,193	Google, Inc. Class A*	11,486,828

		21,648,446

Technology Hardware & Equipment – 3.8%
647,115	Cisco Systems, Inc.	12,715,810
570,976	EMC Corp.*	14,445,693
706,081	Juniper Networks, Inc.*	13,888,613

		41,050,116

Telecommunication Services – 1.5%
488,971	AT&T, Inc.	16,483,212

Utilities – 6.9%
318,749	American Electric Power Co., Inc.	13,604,207
237,095	Duke Energy Corp.	15,126,661
176,571	Exelon Corp.	5,251,222
333,592	Northeast Utilities	13,036,775
496,974	PPL Corp.	14,228,366
497,917	Xcel Energy, Inc.	13,299,363

		74,546,594

TOTAL INVESTMENTS – 98.9%
(Cost $983,909,849)		$1,074,695,785

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		11,558,685

NET ASSETS – 100.0%		$1,086,254,470

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $983,909,849)	$1,074,695,785
Cash	9,757,845
Receivables:
Investments sold	1,451,246
Dividends	1,378,172
Fund shares sold	1,223,801
Total assets	1,088,506,849

Liabilities:
Payables:
Fund shares redeemed	1,348,095
Amounts owed to affiliates	835,309
Accrued expenses	68,975
Total liabilities	2,252,379

Net Assets:
Paid-in capital	996,161,442
Undistributed net investment income	2,095,865
Accumulated net realized loss	(2,788,773)
Net unrealized gain	90,785,936
NET ASSETS	$1,086,254,470
Net Assets:
Institutional	$351,677,302
Service	734,577,168
Total Net Assets	$1,086,254,470
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	32,697,386
Service	68,356,786
Net asset value, offering and redemption price per share:
Institutional	$10.76
Service	10.75

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:

Dividends (net of foreign taxes withheld of $17,345)	$26,048,702

Expenses:
Management fees	8,877,242
Distribution and Service fees — Service Class	2,031,482
Transfer Agent fees(a)	240,486
Custody and accounting fees	93,258
Printing and mailing costs	91,110
Professional fees	71,257
Trustee fees	17,879
Other	31,102
Total expenses	11,453,816
Less — expense reductions	(216,705)
Net expenses	11,237,111
NET INVESTMENT INCOME	14,811,591

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $451,047)	115,785,338
Net change in unrealized gain on Investments	76,484,258
Net realized and unrealized gain	192,269,596
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,081,187

(a) Institutional and Service Shares had Transfer Agent fees of $77,982 and $162,504, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$14,811,591	$15,962,647
Net realized gain	115,785,338	16,316,398
Net change in unrealized gain (loss)	76,484,258	(116,886,486)
Net increase (decrease) in net assets resulting from operations	207,081,187	(84,607,441)

Distributions to shareholders:
From net investment income
Institutional Shares	(4,850,997)	(5,580,091)
Service Shares	(8,140,528)	(9,437,060)
From net realized gains
Institutional Shares	(8,570,410)	—
Service Shares	(17,965,988)	—
Total distributions to shareholders	(39,527,923)	(15,017,151)

From share transactions:
Proceeds from sales of shares	111,767,606	406,837,184
Reinvestment of distributions	39,527,923	15,017,151
Cost of shares redeemed	(511,813,315)	(222,396,415)
Net increase (decrease) in net assets resulting from share transactions	(360,517,786)	199,457,920
TOTAL INCREASE (DECREASE)	(192,964,522)	99,833,328

Net assets:

Beginning of year	1,279,218,992	1,179,385,664
End of year	$1,086,254,470	$1,279,218,992
Undistributed net investment income	$2,095,865	$2,713,616

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$9.39	$0.15		$1.64	$1.79	$(0.15)	$(0.27)		$(0.42)	$10.76	19.07%	$351,677	0.77%	0.78%	1.40%		120%
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)		(0.39)	10.75	18.77	734,577	1.02	1.03	1.15		120
2011 - Institutional	10.24	0.14	(d)	(0.86)	(0.72)	(0.13)	—		(0.13)	9.39	(7.05)	421,560	0.78	0.79	1.39	(d)	91
2011 - Service	10.23	0.12	(d)	(0.87)	(0.75)	(0.10)	—		(0.10)	9.38	(7.27)	857,659	1.03	1.04	1.23	(d)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—		(0.08)	10.24	11.20	507,146	0.80	0.80	1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—		(0.06)	10.23	10.89	672,239	1.05	1.05	0.78		95
2009 - Institutional	7.97	0.18	(e)	1.28	1.46	(0.15)	—		(0.15)	9.28	18.32	487,962	0.81	0.81	2.18	(e)	84
2009 - Service	7.98	0.16	(e)	1.28	1.44	(0.14)	—		(0.14)	9.28	17.87	391,053	1.06	1.06	1.92	(e)	84
2008 - Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	—	(f)	(0.22)	7.97	(34.45)	389,838	0.81	0.81	2.36		69
2008 - Service	12.52	0.19		(4.51)	(4.32)	(0.22)	—	(f)	(0.22)	7.98	(34.32)	67,200	1.06	1.06	2.15		69

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,074,695,785	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.72	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM waived approximately $200,000 of its management fee.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $16,700.

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $662,800, $154,200, and $18,300 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $4,000 in brokerage commissions from portfolio transactions on behalf of the Fund.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $1,430,019,733 and $1,795,808,221, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from:
Ordinary income	$15,017,151	$26,723,306
Net long-term capital gains	—	12,804,617
Total taxable distributions	$15,017,151	$39,527,923

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$7,378,317
Undistributed long-term capital gains	3,153,046
Total undistributed earnings	$10,531,363
Unrealized gains — net	79,561,665
Total accumulated gains — net	$90,093,028

The	Fund utilized $43,690,156 of capital losses in the current fiscal year.

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$995,134,120
Gross unrealized gain	106,230,503
Gross unrealized loss	(26,668,838)
Net unrealized security gain	$79,561,665

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $2,437,817 from undistributed net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	2,229,900	$23,125,316	5,453,432	$52,432,441
Reinvestment of distributions	1,248,503	13,421,407	604,560	5,580,091
Shares redeemed	(15,685,268)	(161,397,158)	(10,688,404)	(108,271,184)
	(12,206,865)	(124,850,435)	(4,630,412)	(50,258,652)
Service Shares
Shares sold	8,685,922	88,642,290	36,038,573	354,404,743
Reinvestment of distributions	2,430,775	26,106,516	1,023,542	9,437,060
Shares redeemed	(34,228,911)	(350,416,157)	(11,307,596)	(114,125,231)
	(23,112,214)	(235,667,351)	25,754,519	249,716,572
NET INCREASE (DECREASE)	(35,319,079)	$(360,517,786)	21,124,107	$199,457,920

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction cost.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,095.60		$4.00
Hypothetical 5% return	1,000	1,021.32	+	3.86
Service
Actual	1,000	1,094.80		5.32
Hypothetical 5% return	1,000	1,020.06	+	5.13

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.76% and 1.01% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2012, 71.03% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $12,804,617, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2012.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2013 Goldman Sachs. All rights reserved.

VITLCVAR13/92372.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 18.41% and 18.13%, respectively. These returns compare to the 18.45% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks drove market-leading returns in the

*	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

financials sector. The heavily weighted financials sector was also the largest positive contributor (weight times performance) to S&P® 500 Index returns. On optimism about the economy and improved consumer confidence, the consumer discretionary sector also performed well. Conversely, the energy sector posted positive returns but was comparatively weak during the Reporting Period, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the industrials, information technology and health care sectors, where company-specific issues weighed on certain holdings. Such detractors were only partially offset by effective stock selection in the financials, telecommunication service and materials sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in oilfield services firm Key Energy Services, communications equipment provider Polycom and mattress and pillow manufacturer Tempur-Pedic International.

In April 2012, Key Energy Services reported first calendar quarter earnings that missed profit expectations due to slow growth in U.S. natural gas drilling and increased costs associated with moving from a focus on natural gas to oil. Key Energy Services’ shares fell after the company’s earnings announcement, yet we felt the challenges the company faced could be temporary due to the transitional costs of shifting its business focus. However, in mid-June 2012, Key Energy Services again disappointed by lowering its second quarter and full-year forecasts, citing softer than expected revenue and decelerating growth in the liquid shale markets. Given our reduced conviction in the company, we subsequently sold the Fund’s position in Key Energy Services.

During the first three quarters of 2012, Polycom underperformed after pre-announcing that both revenue and earnings would miss expectations. The negative guidance was primarily driven by shortfalls in its Asia-Pacific and North America markets, as the company attempts to transition to a more software-oriented company. However, despite these near-term execution headwinds, we remained, at the end of the Reporting Period, positive on the company’s secular growth over the long term. We believe expectations for the company have been reset and that Polycom should be able to report strong earnings in the future, driven by product ramp execution and leverage to its new unified communications platform, Microsoft Lync.

Shares of Tempur-Pedic International fell as the company lowered its full year guidance for revenue growth. Also, its management indicated the company was facing increased competition, particularly from specialty mattress shops. While we continued, at the end of the Reporting Period, to believe there is significant opportunity for gross profit margin expansion, we exited the Fund’s position, as we believed our investment thesis may take longer to play out than originally anticipated.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in specialty media company Scripps Networks Interactive, wine and spirits producer Constellation Brands and U.S. mobile operator Sprint Nextel.

During the Reporting Period, Scripps Networks Interactive, a cable television network that operates channels such as HGTV, the Food Network and the Travel Channel, was the top overall contributor to Fund returns. Its shares gained through 2012, as higher than expected affiliate fee and advertising growth drove earnings and revenues that exceeded analysts’ predictions. True to our sell discipline, we exited the position toward the end of the fourth calendar quarter.

Constellation Brands lowered guidance in early April 2012 due to higher than expected spending on advertising and new brand launches, causing the stock to sell off and creating what we felt was an attractive entry point for the Fund. Despite the market’s reaction, we were encouraged by the company reinvesting in its core business, and we thought the market was under-appreciating the volume acceleration that should occur as a result of the advertising. In late June, as Anheuser-Busch InBev purchased the remaining shares of Grupo Modelo, Constellation Brands made its own side deal with Anheuser-Busch InBev to purchase the rest

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

of its joint venture with Grupo Modelo. With the deal, Constellation Brands greatly decreased its funding costs and acquired a strong business for what we believe was an attractive price. At the end of the Reporting Period, we believed the wine and spirits market was fundamentally strong, which should allow Constellation Brands, in our view, to increase prices and maintain margins going forward.

Within the telecommunication services sectors, Sprint Nextel was the top contributor to the Fund’s relative results during the Reporting Period. Its shares gained sharply after the company reported a significant increase in its average revenue per subscriber during the second calendar quarter and raised 2012 profit targets. We sold out of the Fund’s position in October 2012 after the company agreed to sell 70% of its shares to SoftBank, a Japanese telecommunications company. We believe our investment thesis played out and therefore directed proceeds from the sale to ideas with what we considered to have more favorable risk/reward potential.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in Lam Research, a supplier of integrated circuit processing equipment to the semiconductor industry. We believe the semiconductor cycle is currently bottoming out, driving potential for Lam Research to gain market share. We expect revenue and operating expenditure synergies from its recent deal with Novellus Systems coupled with its restructuring plan that we believe may increase its margins. Smart phone and tablet demand will, we believe, continue to drive the recovery in Lam Research’s end markets, with emerging market countries expected to fuel growth in the future. Lam Research continues to benefit from competition in the consumer electronics space, as companies attempt to push new products to remain competitive. We believe its increased scale and diversified product portfolio has better positioned Lam Research to gain market share and benefit from a recovery in semiconductor equipment spending. We also like that the company has continued to return excess capital to shareholders through its large share repurchase program.

We established a Fund position in Stanley Black & Decker, a diversified provider of power and hand tools as well as electronic monitoring and security systems. With an industry-leading position, we think the company’s advanced technology and differentiated products should continue to drive growth and market share gains. Moreover, the company recently announced its plans to divest its hardware and home improvement business to focus on higher growth and margins businesses, and we felt this was a positive development that gives us confidence in the company’s management team and its focus on shareholders. Finally, the company’s most recent $1.2 billion share repurchase authorization and debt reduction plan demonstrates to us the strength of its balance sheet, and we believe its valuation was compelling, especially relative to companies with exposure to construction end-markets, a segment we feel may well continue to see improvement.

In addition to the sale of Scripps Networks Interactive, already mentioned, we exited the Fund’s position in EQT, an integrated energy company with an emphasis on Appalachian area natural gas supply, transmission and distribution. EQT had been under pressure due to weak natural gas prices driven, in turn, by unusually warm winter conditions and excess supply from more efficient drilling techniques. Consequently, we decided to move the proceeds into higher conviction names within the energy sector.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and materials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in industrials and telecommunication services decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2012, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in financials and industrials and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care, information technology, materials and utilities. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive in our view ahead for U.S. equities. We recognize that fiscal policy may lead to a drag on economic growth and the recent steps taken by the Fed to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S., and the lack of clarity around the outcome of fiscal negotiations, has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe provides companies with the ability to generate shareholder value, even in a slower economic growth environment. U.S. equities remain inexpensive relative to both fixed income and history, and continued strength in the U.S. housing recovery should provide, in our view, support to the economy and boost confidence among consumers. Additional potential catalysts could be investors re-allocating to equities, multiple expansion, correlations trending down and increased merger and acquisition activity. “(When large numbers of stocks see their earnings multiples, or price/earnings ratios (share price divided by earnings per share), increase, the equity market is said to be undergoing multiple expansion. Changes in the earnings multiple of an individual stock are often evaluated in the context of earnings multiples of the general market. Correlation is simply a statistical measure of how two securities move in relation to each other.)”

We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies in control of their own destiny, such as innovators in their industry, or companies with financial flexibility that have been investing in their own businesses and may be poised to gain market share. As we look ahead into 2013, we maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Mid Cap Value Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	18.41%	3.05%	9.76%	7.88%	5/01/98
Service	18.13	2.79	N/A	4.24	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.86%
Service	1.08	1.11

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
M&T Bank Corp.	2.0%	Banks
Aetna, Inc.	1.9	Health Care Equipment & Services
Lam Research Corp.	1.8	Semiconductors & Semiconductor Equipment
Principal Financial Group, Inc.	1.7	Insurance
Cameron International Corp.	1.6	Energy
SLM Corp.	1.6	Diversified Financials
Invesco Ltd.	1.6	Diversified Financials
Dover Corp.	1.5	Capital Goods
Ventas, Inc.	1.5	Real Estate Investment Trust
Stanley Black & Decker, Inc.	1.4	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	18.41%	3.05%	9.76%	7.88%
Service (Commenced January 9, 2006)	18.13%	2.79%	N/A	4.24%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 1.2%
117,714	Delphi Automotive PLC*	$4,502,561
101,309	TRW Automotive Holdings Corp.*	5,431,175

		9,933,736

Banks – 4.1%
228,229	CIT Group, Inc.*	8,818,769
168,753	First Republic Bank	5,531,723
166,641	M&T Bank Corp.	16,409,139
92,996	SunTrust Banks, Inc.	2,636,437

		33,396,068

Capital Goods – 9.1%
108,867	B/E Aerospace, Inc.*	5,378,030
5,789	Carlisle Companies, Inc.	340,162
192,392	Dover Corp.	12,642,078
2,147	Flowserve Corp.	315,179
284,417	Fortune Brands Home & Security, Inc.*	8,310,665
46,524	Gardner Denver, Inc.	3,186,894
158,368	Lennox International, Inc.	8,317,487
75,131	Lincoln Electric Holdings, Inc.	3,657,377
120,607	Pentair Ltd.	5,927,834
81,007	Rockwell Automation, Inc.	6,803,778
72,229	Rockwell Collins, Inc.	4,201,561
278,544	Spirit Aerosystems Holdings, Inc. Class A*	4,726,892
151,879	Stanley Black & Decker, Inc.	11,234,490

		75,042,427

Commercial & Professional Services – 0.5%
130,627	Waste Connections, Inc.	4,413,886

Consumer Durables & Apparel – 2.1%
227,177	D.R. Horton, Inc.	4,493,561
80,866	PVH Corp.	8,976,935
123,162	Toll Brothers, Inc.*	3,981,827

		17,452,323

Consumer Services – 2.7%
26,709	Chipotle Mexican Grill, Inc.*	7,944,859
742,403	MGM Resorts International*	8,641,571
92,576	Starwood Hotels & Resorts Worldwide, Inc.	5,310,159

		21,896,589

Diversified Financials – 6.1%
156,664	Ameriprise Financial, Inc.	9,811,866
500,001	Invesco Ltd.	13,045,026
122,623	Lazard Ltd. Class A	3,659,071
764,156	SLM Corp.	13,089,992
417,480	The NASDAQ OMX Group, Inc.	10,441,175

		50,047,130

Energy – 8.9%
240,570	Cameron International Corp.*	13,582,582
78,187	Concho Resources, Inc.*	6,298,745

Common Stocks – (continued)
Energy – (continued)
168,576	HollyFrontier Corp.	$7,847,213
168,559	Marathon Petroleum Corp.	10,619,217
158,757	Peabody Energy Corp.	4,224,524
83,709	Pioneer Natural Resources Co.	8,922,542
130,995	Range Resources Corp.	8,230,416
254,642	Southwestern Energy Co.*	8,507,589
113,265	Tesoro Corp.	4,989,323

		73,222,151

Food, Beverage & Tobacco – 4.6%
243,733	Coca-Cola Enterprises, Inc.	7,733,648
173,356	Constellation Brands, Inc. Class A*	6,135,069
30,338	Ingredion, Inc.	1,954,677
42,307	Lorillard, Inc.	4,935,958
116,991	Monster Beverage Corp.*	6,186,484
125,858	The J.M. Smucker Co.	10,853,994

		37,799,830

Health Care Equipment & Services – 4.9%
329,152	Aetna, Inc.	15,239,738
145,479	AmerisourceBergen Corp.	6,281,783
1,626,948	Boston Scientific Corp.*	9,322,412
471,913	Hologic, Inc.*	9,452,417

		40,296,350

Household & Personal Products – 0.8%
121,801	Church & Dwight Co., Inc.	6,524,880

Insurance – 7.9%
99,157	Everest Re Group Ltd.	10,902,312
285,847	Hartford Financial Services Group, Inc.	6,414,407
87,473	PartnerRe Ltd.	7,040,702
489,715	Principal Financial Group, Inc.	13,966,672
259,884	W.R. Berkley Corp.	9,808,022
193,797	Willis Group Holdings PLC	6,498,013
408,720	XL Group PLC	10,242,523

		64,872,651

Materials – 6.2%
98,631	Albemarle Corp.	6,126,958
174,175	Carpenter Technology Corp.	8,992,655
175,659	Celanese Corp. Series A	7,822,095
47,608	Crown Holdings, Inc.*	1,752,451
23,388	Cytec Industries, Inc.	1,609,796
56,105	Martin Marietta Materials, Inc.	5,289,579
45,145	Packaging Corp. of America	1,736,728
133,826	Reliance Steel & Aluminum Co.	8,310,595
562,217	Sealed Air Corp.	9,844,420

		51,485,277

Media – 0.2%
24,334	Charter Communications, Inc. Class A*	1,855,224

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.7%
132,200	Life Technologies Corp.*	$6,488,376
403,499	Mylan, Inc.*	11,088,152
108,254	Vertex Pharmaceuticals, Inc.*	4,540,173

		22,116,701

Real Estate Investment Trust – 10.4%
132,774	Alexandria Real Estate Equities, Inc.	9,203,894
75,969	AvalonBay Communities, Inc.	10,300,637
82,570	Camden Property Trust	5,632,100
146,047	Douglas Emmett, Inc.	3,402,895
614,075	Host Hotels & Resorts, Inc.	9,622,555
410,838	Kimco Realty Corp.	7,937,390
258,770	Liberty Property Trust	9,256,203
826,820	MFA Financial, Inc.	6,705,510
203,343	Piedmont Office Realty Trust, Inc.	3,670,341
210,863	Tanger Factory Outlet Centers, Inc.	7,211,515
192,142	Ventas, Inc.	12,435,430

		85,378,470

Retailing – 4.5%
16,249	AutoZone, Inc.*	5,759,133
529,300	Liberty Interactive Corp. Class A*	10,416,624
81,422	Limited Brands, Inc.	3,831,719
211,945	Macy’s, Inc.	8,270,094
62,615	PetSmart, Inc.	4,279,109
108,274	Urban Outfitters, Inc.*	4,261,665

		36,818,344

Semiconductors & Semiconductor Equipment – 4.1%
301,281	Altera Corp.	10,376,118
402,480	Lam Research Corp.*	14,541,602
496,713	LSI Corp.*	3,516,728
802,411	ON Semiconductor Corp.*	5,656,998

		34,091,446

Software & Services – 3.5%
177,565	Adobe Systems, Inc.*	6,690,649
84,264	Check Point Software Technologies Ltd.*	4,014,337
219,557	Fidelity National Information Services, Inc.	7,642,779
400,834	Parametric Technology Corp.*	9,022,774
60,615	Paychex, Inc.	1,887,551

		29,258,090

Technology Hardware & Equipment – 3.1%
69,481	Amphenol Corp. Class A	4,495,421
548,735	Juniper Networks, Inc.*	10,793,617
168,721	NetApp, Inc.*	5,660,590
419,657	Polycom, Inc.*	4,389,612

		25,339,240

Utilities – 10.2%
378,850	Calpine Corp.*	6,868,550
251,089	CMS Energy Corp.	6,121,550

Common Stocks – (continued)
Utilities – (continued)
187,794	Edison International	$8,486,411
101,993	Great Plains Energy, Inc.	2,071,478
234,891	Northeast Utilities	9,179,540
314,993	NV Energy, Inc.	5,713,973
117,817	Pinnacle West Capital Corp.	6,006,310
343,963	PPL Corp.	9,847,661
180,803	Questar Corp.	3,572,667
162,384	SCANA Corp.	7,411,206
125,620	Sempra Energy	8,911,483
370,501	Xcel Energy, Inc.	9,896,082

		84,086,911

TOTAL INVESTMENTS – 97.8%
(Cost $708,142,697)		$805,327,724

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		18,208,309

NET ASSETS – 100.0%		$823,536,033

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $708,142,697)	$805,327,724
Cash	19,114,768
Receivables:
Investments sold	4,908,380
Dividends	1,272,267
Fund shares sold	192,215
Total assets	830,815,354

Liabilities:
Payables:
Investments purchased	5,177,353
Fund shares redeemed	1,396,122
Amounts owed to affiliates	592,904
Accrued expenses	112,942
Total liabilities	7,279,321

Net Assets:
Paid-in capital	818,185,368
Undistributed net investment income	4,030,260
Accumulated net realized loss	(95,864,622)
Net unrealized gain	97,185,027
NET ASSETS	$823,536,033
Net Assets:
Institutional	$601,619,528
Service	221,916,505
Total Net Assets	$823,536,033
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	39,232,773
Service	14,456,616
Net asset value, offering and redemption price per share:
Institutional	$15.33
Service	15.35

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:
Dividends (net of foreign taxes withheld of $366)	$16,811,031

Expenses:
Management fees	6,431,403
Distribution and Service fees — Service Class	476,856
Printing and mailing costs	190,953
Transfer Agent fees(a)	160,771
Custody and accounting fees	78,403
Professional fees	71,756
Trustee fees	16,769
Other	22,364
Total expenses	7,449,275
Less — expense reductions	(251,786)
Net expenses	7,197,489
NET INVESTMENT INCOME	9,613,542

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $130,896)	52,179,788
Net change in unrealized gain on investments	73,515,221
Net realized and unrealized gain	125,695,009
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,308,551

(a) Institutional and Service Shares had Transfer Agent fees of $122,626 and $38,145, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$9,613,542	$6,667,015
Net realized gain	52,179,788	80,337,958
Net change in unrealized gain (loss)	73,515,221	(139,903,556)
Net increase (decrease) in net assets resulting from operations	135,308,551	(52,898,583)

Distributions to shareholders:
From net investment income
Institutional Shares	(6,878,541)	(5,031,254)
Service Shares	(2,044,953)	(935,469)
Total distributions to shareholders	(8,923,494)	(5,966,723)

From share transactions:
Proceeds from sales of shares	77,172,149	87,019,443
Reinvestment of distributions	8,923,494	5,966,723
Cost of shares redeemed	(153,380,419)	(185,869,286)
Net decrease in net assets resulting from share transactions	(67,284,776)	(92,883,120)
TOTAL INCREASE (DECREASE)	59,100,281	(151,748,426)

Net assets:

Beginning of year	764,435,752	916,184,178
End of year	$823,536,033	$764,435,752
Undistributed net investment income	$4,030,260	$3,371,934

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$13.09	$0.18	(d)	$2.24	$2.42	$(0.18)	$—	$(0.18)	$15.33	18.41%	$601,620	0.84%	0.87%	1.24	%(d)	79%
2012 - Service	13.11	0.15	(d)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09	1.12	1.05	(d)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85	0.86	0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10	1.11	0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87	0.87	0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12	1.12	0.44		88
2009 - Institutional	8.66	0.14	(e)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86	0.86	1.46	(e)	111
2009 - Service	8.68	0.12	(e)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11	1.11	1.21	(e)	111
2008 - Institutional	14.02	0.14	(f)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84	0.84	1.16	(f)	93
2008 - Service	14.03	0.11	(f)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09	1.09	0.91	(f)	93

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.31% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.11% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$805,327,724	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM waived approximately $241,200 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM did not make any reimbursement to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $10,600.

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $532,900, $46,200, and $13,800 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $38,300 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $623,010,994 and $679,086,269, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from ordinary income	$5,966,723	$8,923,494

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,789,381
Capital loss carryforwards:(1)
Expiring 2017	$(91,647,805)
Timing differences (Deferred dividend income)	223,558
Unrealized gains — net	92,985,531
Total accumulated gains — net	$5,350,665

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $38,308,158 of capital losses in the current fiscal year.

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$712,342,193
Gross unrealized gain	109,999,826
Gross unrealized loss	(17,014,295)
Net unrealized security gain	$92,985,531

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership and real estate investment trust investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $31,722 from undistributed net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2012

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,369,746	$19,890,419	2,829,878	$39,771,062
Reinvestment of distributions	451,941	6,878,541	390,625	5,031,254
Shares redeemed	(8,781,130)	(127,112,408)	(11,606,383)	(162,091,250)
	(6,959,443)	(100,343,448)	(8,385,880)	(117,288,934)
Service Shares
Shares sold	3,947,427	57,281,730	3,411,041	47,248,381
Reinvestment of distributions	134,183	2,044,953	72,573	935,469
Shares redeemed	(1,801,047)	(26,268,011)	(1,691,746)	(23,778,036)
	2,280,563	33,058,672	1,791,868	24,405,814
NET DECREASE	(4,678,880)	$(67,284,776)	(6,594,012)	$(92,883,120)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,099.00		$4.43
Hypothetical 5% return	1,000	1,020.91	+	4.27
Service
Actual	1,000	1,098.10		5.75
Hypothetical 5% return	1,000	1,019.66	+	5.53

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).
Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2012, 100% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2013 Goldman Sachs. All rights reserved.

VITMIDCAR13/92373.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.00% and its standardized 7-day effective yield was also 0.00% as of December 31, 2012. The Fund’s one-month simple average yield was 0.01% as of December 31, 2012. The Fund’s 7-day distribution yield as of December 31, 2012 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein mixed U.S. and international economic data, political uncertainty, Federal Reserve Board (“Fed”) policy and supply/demand conditions within the repurchase agreement and U.S. Treasury securities markets combined to push money market yields lower.

During the first quarter of 2012, global economic data showed signs of stabilization well supported by quantitative easing programs in Japan and the U.K. and by the European Central Bank’s (“ECB”) second round of three-year loans for banks, known as its long-term refinancing operation (“LTRO”). Early in the quarter, increased risk appetite helped pull credit spreads, or the difference in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating, tighter and drive down interbank lending rates. At the same time, general collateral rates and yields on high quality assets were pressured higher by a combination of outflows from money market funds and cash rotating into risk assets and of continued increases in net supply of U.S. Treasury securities. In March, Greece secured a near-full participation rate among private creditors for the largest sovereign debt restructure on record. Credit default swaps were triggered without a substantial market impact. In response, the peripheral European bond markets experienced some relief as investors bought risk assets. Money market rates experienced strong upward pressure around mid-February 2012 as a result of large U.S. Treasury settlements. This supply lifted repurchase agreement, or repo, rates. Yields in perceived “safe haven” markets in the U.S., U.K. and Germany rose during the first calendar quarter. Economic data in the U.S. remained robust, especially in the labor, manufacturing and consumer spending segments of the economy. On the other hand, Eurozone economic reports generally reinforced the widespread view that the region was close to, or already in, recession.

The second calendar quarter saw rates for so-called “safe haven” assets hitting historic lows on the back of political uncertainty and deterioration of global economic data. The Dutch government collapsed in April, and markets focused on the broader implications of new leadership in both France and Greece. The elections reinforced the theme of a stronger political backlash against the principles of austerity dominating the European, and specifically the German, response to the sovereign debt crisis to date. Eurozone economic reports generally reinforced widespread weakness in the region. To add to investor unease, manufacturing PMI (Purchasing Managers Index) readings out of China during the second quarter raised concerns about the pace of that nation’s economic growth. Here in the U.S., economic data in the labor, retail and manufacturing segments disappointed. Together, the economic data boosted market expectations for additional stimulus by the Fed.

Against this backdrop, the Fed announced in June the extension of its Operation Twist program, wherein it sold short-term U.S. Treasury holdings and bought long-term U.S. Treasuries. In Greece, New Democracy, a pro-bailout and pro-euro party, won the parliamentary elections and was able to form a government. It was widely expected the new government would negotiate terms of the bailout with the troika of the International Monetary Fund, European Union and ECB such that harsh austerity targets may be

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

loosened. Spain was widely expected to receive up to $126 billion in rescue loans to recapitalize its struggling banking sector, with the money initially coming from the European Stability Mechanism (“ESM”), planned as an institution to manage a permanent rescue funding program in the Eurozone. While the rescue loan money would first count as government debt, it would not take seniority over existing bonds. Indeed, at the late June European Union summit, Eurozone leaders agreed to let the permanent rescue fund directly inject funds into Spanish banks and buy bonds in the open market to reduce the borrowing costs for struggling European Union states. Throughout the month of June, we held the belief that the ECB would likely cut interest rates further. On July 5th, the ECB did cut its benchmark interest rate by 25 basis points (a basis point is 1/100th of a percentage point) to 0.75% and its deposit rate to zero from 0.25%.

As U.S. Treasury yields declined during the first half of the Reporting Period overall, so, too, did money market yields. The Fed continued to reinforce similar rhetoric as had been in place for more than two years — it intended to operate in an ultra-low interest rate environment for an “extended period.” Still, Fed communications following its April 2012 meeting were generally less accommodative than expected. The Fed’s statement was, on the whole, barely changed from that following the March 2012 meeting, with the committee retaining its guidance that the targeted federal funds rate would likely remain exceptionally low “at least through late 2014.” The Fed also decided to continue the ongoing maturity extension program (“MEP”) of selling short-term U.S. Treasury securities and buying longer-term U.S. Treasuries, and mentioned again that it was prepared to adjust policy “as appropriate to promote a stronger economic recovery in a context of price stability.” Following further weakening in economic data, the Fed announced the extension of Operation Twist to year-end 2012, which was anticipated to result in net purchases of $300 billion in 10-year U.S. Treasuries. The program was expected to remain in U.S. Treasuries and to exhaust the potential for further Twist operations, as it would likely entail the selling of all of the Fed’s holdings of short-term U.S. Treasuries. Importantly, the Fed’s statement left the door open to further easing should the economy deteriorate further.

In July 2012, core government yields reached historic lows but then reversed the rally to end the third calendar quarter mostly flat, as ECB president Mario Draghi reiterated the central bank’s readiness to enact new measures to sustain the euro. Accommodative monetary policy was a major theme during the third quarter of 2012, with the Fed, ECB, Bank of Japan (“BoJ”) and Reserve Bank of Australia (“RBA”) each carrying out a form of additional monetary easing.

At its September 2012 meeting, the ECB delivered on heightened market expectations with the launch of a new bond purchase facility, known as Outright Monetary Transactions (“OMT”), to help lower government borrowing costs in troubled Eurozone economies. Unlike its former securities markets program, the OMT is unlimited in size, and the ECB would not be senior to other bondholders. In the U.S., the Fed exceeded most expectations in September by extending the likely period of near-zero interest rates to at least mid-2015 and by breaking new ground with an open-ended commitment to asset purchases. The planned $40 billion a month of agency mortgage-backed securities purchases would continue until the outlook for the labor market improved substantially, depending on incoming data. Policy easing continued in the Asia-Pacific region as well. The People’s Bank of China injected more liquidity into its banking system via seven-day and 28-day repurchase operations, and the RBA delivered a surprise 25 basis point rate cut. Economic data from the U.S. and Europe continued to indicate a fragile global recovery, with Japan and China also posting a slowdown in exports and domestic demand.

President Obama’s re-election in November 2012 lowered the risk of market speculation about a shift in Fed policy to a less accommodative stance. It also reinforced expectations for a low volatility environment and for stable U.S. economic growth around 2%.

In December, the Fed met market expectations by committing to an open-ended purchase program of $85 billion per month, inclusive of the $40 billion per month in continuing mortgage-backed securities purchases. The Fed also offered two unexpected items. First, it replaced calendar-based fed funds guidance with guidance based on unemployment and inflation data thresholds. Second, the Fed shifted the distribution of its U.S. Treasury purchases amongst maturity buckets, shortening the average maturity length while keeping duration roughly constant. After much brinksmanship and a technical breach of the year-end deadline, the U.S. Congress was able to come to an agreement to avoid the majority of the fiscal contraction that would have taken place as part of the fiscal cliff. The sequester on spending cuts was postponed until March 2013.

With the Fed keeping the targeted federal funds rate unchanged at its 0% to 0.25% range throughout the Reporting Period and with no near-term indication of this changing, money market yields remained anchored near zero, and the taxable money market yield curve was extremely flat, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end was quite narrow.

Finally, it is important to note that there were a number of significant developments on the money market reform front after Securities and Exchange Commission (“SEC”) Chair Mary Schapiro was unable to persuade a majority of the Commission to vote

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

in favor of making the proposal available for public comment at the end of August. SEC commissioner Daniel Gallagher, who voted against issuing Ms. Schapiro’s reform plan for public comment, expressed his potential support for further reforms. In turn, in November, the Financial Stability Oversight Council (“FSOC”) proposed three alternative reform scenarios for the industry — floating net asset value (“NAV”) per share; stable NAV per share, provided that a fund maintains a “buffer” of up to 1% of fund assets, plus a 3% “minimum balance at risk” of a shareholder’s account be made available for redemption on a delayed basis; and stable NAV per share, provided that a fund maintains a “buffer” of 3% of fund assets, plus agrees to take potential steps to reduce portfolio risks (including further diversification and liquidity requirements). The immediate next steps were a 60-day comment period on the FSOC recommendations, followed by a potential final recommendation to the SEC in late January 2013. According to the U.S. Department of the Treasury, the FSOC announced on January 15, 2013 that it had extended the comment period for proposed recommendations for money market mutual fund reform until February 15, 2013 to allow the public more time to review, consider and comment on the proposed recommendations. This also allowed the public to consider the information in the SEC staff report issued on November 30, 2012.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period, money market yields were anchored near the same level with little difference between maturities. During the first half of the Reporting Period, we used a barbelled strategy in managing the Fund’s duration, wherein we invested primarily in securities with one-month to three-month maturities and in overnight repurchase agreements. In addition, we sought to take advantage of opportunities at the longer end of the yield curve, or spectrum of maturities, by purchasing longer-dated agency securities. Repurchase agreement yields were in the single-digit to low-teen range; LIBOR levels moved lower; and yields on U.S. Treasury securities compressed. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.)

During the second half of the Reporting Period, the Fund remained highly liquid, as the stress in the Eurozone continued to create uncertainty in the market. Indeed, we kept a healthy portion of the Fund’s assets in overnight positions. With the Fed reinforcing maintenance of its targeted federal funds rate at its near-zero level on an open-ended basis, dependent on unemployment and inflation data, we selectively bought agency paper in the six-month and one-year part of the curve.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions over the year did not provide bountiful opportunities to pick up yield, as interest rates remained near zero or at times securities were offered at negative rates, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2011, the Fund’s weighted average maturity was 45 days. During the first quarter of 2012, we maintained the Fund’s weighted average maturity in a 35 to 50 day range. Through the remaining months of the Reporting Period, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on December 31, 2012 was 50 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 81 days as of December 31, 2012. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, tax-exempt municipal debt obligations and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, including overnight repurchase agreements, securities with one-month to three-month maturities, and tax-exempt variable rate demand notes. We particularly made purchases in longer-dated agencies during the second half of the Reporting Period when prices declined and we had the opportunity to lock in the higher yields then available.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

In our view, the themes for a decrease, or what is known as richening, in funding rates remained in place at the end of the Reporting Period, as the Fed’s third round of quantitative easing, dubbed QE3, leads to a build-up of reserves, and the end of Operation Twist, which expired at the end of December 2012, resulted in less collateral in the market. We believe the potential for a further influx of cash into the short-term end of the money market yield curve as a result of the expiration of the Temporary Account Guarantee (“TAG”) program on December 31, 2012 as well as a potential flight to quality move as a result of the upcoming U.S. debt ceiling negotiations have the potential to put further downward pressure on money market yields. (During the worst of the recent financial crisis, the Federal Deposit Insurance Corporation (“FDIC”) instituted the TAG program to temporarily provide unlimited insurance for, among other accounts, certain large, noninterest-bearing transaction accounts. The Dodd-Frank Act authorized continuation of the program at no cost for participants until December 31, 2012. Congress failed to pass industry-supported legislation to extend the program.)

Indeed, in our opinion, short-term interest rates are likely to remain low at least into 2014 with the Fed holding the targeted federal funds rate near zero. Although money market investment flows appear to have stabilized, we expect to keep the Fund conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. In our view, Fed policy risks remained, at the end of the Reporting Period, skewed to the side of easier monetary policy and further accommodation.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

5

FUND BASICS

SECTOR ALLOCATION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 26.3%
ABN Amro Funding (USA) LLC
$5,000,000	0.441%	02/04/13	$4,997,922
2,000,000	0.401	03/01/13	1,998,689
Aspen Funding Corp.
5,044,000	0.310	02/13/13	5,042,132
Atlantic Asset Securitization LLC
8,000,000	0.270	01/18/13	7,998,980
Atlantis One Funding Corp.
9,000,000	0.491	02/22/13	8,993,630
Bank of China Ltd.
5,000,000	0.651	03/18/13	4,993,139
Chariot Funding LLC
5,000,000	0.321	06/11/13	4,992,844
Erste Abwicklungsanstalt
10,000,000	0.431	01/25/13	9,997,133
Gemini Securitization Corp. LLC
2,000,000	0.320	01/08/13	1,999,876
5,192,000	0.290	02/04/13	5,190,578
Hannover Funding Co. LLC
8,000,000	0.350	01/22/13	7,998,367
Kells Funding LLC
9,000,000	0.511	01/08/13	8,999,108
LMA Americas LLC
2,000,000	0.380	01/07/13	1,999,873
2,000,000	0.360	02/13/13	1,999,140
Regency Markets No. 1 LLC
6,919,000	0.235	01/22/13	6,918,052
Royal Park Investments Funding Corp.
5,000,000	1.005	04/17/13	4,985,278
Versailles Commercial Paper LLC
5,000,000	0.340	01/10/13	4,999,575

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$94,104,316

Eurodollar Certificate of Deposit – 1.4%
Sumitomo Mitsui Trust Bank Ltd.
$5,000,000	0.400%	01/25/13	$5,000,016

U.S. Government Agency Obligations – 9.3%
Federal Home Loan Bank
$300,000	0.210%	05/17/13	$299,952
350,000	0.200	05/22/13	349,929
200,000	0.230	05/23/13	199,982
20,000	0.230	05/24/13	19,998
1,000,000	0.240	05/24/13	999,948
500,000	0.230	05/29/13	499,953
500,000	0.240	06/06/13	499,972
100,000	0.230	06/07/13	99,990
50,000	0.280	06/10/13	50,000
200,000	0.350	06/10/13	200,084
300,000	0.230	06/12/13	299,969

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$90,000	1.625%	06/14/13	$90,549
350,000	0.230	06/18/13	349,962
400,000	0.420	06/21/13	400,311
100,000	1.875	06/21/13	100,757
300,000	0.125	06/28/13	299,798
600,000	0.240	06/28/13	599,953
370,000	0.250	07/05/13	369,975
1,000,000	0.153 (a)	07/08/13	999,739
260,000	0.350	07/09/13	260,116
1,000,000	0.149 (a)	07/15/13	999,729
4,000,000	0.280	09/16/13	4,001,902
100,000	0.125	09/25/13	99,928
1,000,000	0.210	10/01/13	999,903
400,000	0.210	10/10/13	399,984
1,700,000	0.200	10/18/13	1,699,827
140,000	0.300	10/18/13	140,091
50,000	0.375	10/18/13	50,062
1,000,000	3.625	10/18/13	1,026,967
2,000,000	0.210	10/24/13	1,999,955
7,000,000	0.375	11/27/13	7,009,264
Federal Home Loan Mortgage Corporation
1,000,000	0.164 (a)	05/03/13	999,865
30,000	4.000	06/12/13	30,496
1,000,000	4.500	07/15/13	1,022,648
150,000	0.375	10/15/13	150,185
130,000	0.875	10/28/13	130,702
500,000	0.375	10/30/13	500,671
Federal National Mortgage Association
1,500,000	0.221 (a)	05/17/13	1,499,828
240,000	0.500	08/09/13	240,325
100,000	1.125	10/08/13	100,691
3,075,000	4.625	10/15/13	3,180,835

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$33,274,795

U.S. Treasury Obligations – 3.1%
United States Treasury Notes
$500,000	3.875%	02/15/13	$502,245
1,000,000	0.625	02/28/13	1,000,664
1,600,000	0.750	03/31/13	1,602,128
1,000,000	2.500	03/31/13	1,005,480
300,000	1.000	07/15/13	301,195
800,000	0.125	09/30/13	799,514
700,000	3.125	09/30/13	715,203
5,200,000	0.500	10/15/13	5,211,907

TOTAL U.S. TREASURY OBLIGATIONS			$11,138,336

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – 10.4%
Alaska Housing Finance Corp. VRDN RB Taxable General Series 2012 B
$500,000	0.160%		01/07/13	$500,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JP Morgan Chase Bank N.A., LIQ)
1,000,000	0.200	(b)	01/02/13	1,000,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax- Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A., LIQ)
300,000	0.330	(b)	01/07/13	300,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0005 (JP Morgan Chase Bank N.A., LIQ)
950,000	0.200	(b)	01/02/13	950,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A., LIQ)
300,000	0.530	(b)	01/07/13	300,000
City of Durham, North Carolina GO VRDN for Taxable Housing Series 2000 (Bank of America N.A., SPA)
1,190,000	0.330		01/07/13	1,190,000
City of Los Angeles, California Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2012-4174 (JP Morgan Chase Bank N.A., LIQ)
1,490,000	0.190	(b)	01/07/13	1,490,000
Cook County, Illinois GO VRDN Series 2002 B (Bank of New York Mellon, SPA)
1,100,000	0.150		01/07/13	1,100,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995 B (GO of University)
3,400,000	0.190		01/07/13	3,400,000
Los Angeles Community College District GO VRDN for Building America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
11,000,000	0.460	(b)	01/07/13	11,000,000
Montgomery County, Virginia Industrial Development Authority VRDN RB for Virginia Tech Foundation Series 2009 B (Bank of New York Mellon, SPA)
1,120,000	0.210		01/07/13	1,120,000
New Jersey State Turnpike Authority VRDN RB P-Floats- MT-823 Series 2012 (GTY AGMT – Bank of America N.A.) (Bank of America N.A., LIQ)
480,000	0.280	(b)	01/07/13	480,000
New York City GO VRDN Series 2007 Subseries D-4 (Calyon Bank, SPA)
250,000	0.190		01/07/13	250,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (TD Bank N.A., SPA)
700,000	0.120		01/07/13	700,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)
500,000	0.270	(b)	01/07/13	500,000
Port Authority of New York & New Jersey VRDN RB P-Floats- MT-807 Series 2012 (AGM GO of Authority) (Bank of America N.A., LIQ)
3,790,000	0.220	(b)	01/07/13	3,790,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Port of Corpus Christi Authority of Nueces County VRDN RB for Flint Hills Resources Series 2002 A (GTY AGMT-Flint Hills Resources)
$2,000,000	0.200%		01/07/13	$2,000,000
State of Texas GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
600,000	0.210		01/07/13	600,000
State of Texas GO VRDN Refunding for Taxable Veterans’ Land Series 2010 B (Sumitomo Mitsui Banking Corp., SPA)
455,000	0.220		01/07/13	455,000
Texas State GO VRDN Refunding Series 2010 D RMKT (Bank of Tokyo Mitsubishi UFJ, SPA)
1,000,000	0.200		01/07/13	1,000,000
Texas State VRDN RN Series 2012-4262 (JP Morgan Chase Bank N.A., LIQ)
4,000,000	0.140	(b)	01/02/13	4,000,000
University of Alabama VRDN RB Series 1993 B
800,000	0.270		01/07/13	800,000
University of Utah VRDN RB for Auxiliary & Campus Facilities Series 1997 A (JPMorgan Chase & Co., SPA)
345,000	0.220		01/07/13	345,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$37,270,000

Variable Rate Obligations(a) – 13.7%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.400	%(b)	01/16/14	$5,000,000
Bank of Nova Scotia
5,000,000	0.362		01/24/14	5,000,000
Commonwealth Bank of Australia
3,000,000	0.362	(b)	11/18/13	3,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
9,000,000	0.460		08/12/13	9,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.270	(c)	04/01/13	5,000,000
Deutsche Bank AG
2,000,000	0.708	(c)	03/15/13	2,000,000
JPMorgan Chase Bank N.A.
1,000,000	0.395		06/18/13	1,000,000
3,000,000	0.331		06/21/13	3,000,000
Overseas Private Investment Corp. (USA)
1,500,000	0.170	(c)	01/07/13	1,500,000
2,000,000	0.170	(c)	01/07/13	2,000,000
Providence Health & Services (U.S. Bank N.A.)
880,000	0.220	(c)	01/07/13	880,000
Svenska Handelsbanken AB
5,000,000	0.434		01/03/14	5,000,000

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(a) – (continued)
Wells Fargo Bank N.A.
$2,500,000	0.359%		01/21/14	$2,500,000
Westpac Banking Corp.
4,000,000	0.390	(b)	01/31/14	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$48,880,000

Yankee Certificates of Deposit – 9.0%
BNP Paribas Securities Corp.
$5,000,000	0.310%		03/15/13	$5,000,000
Norinchukin Bank
5,000,000	0.490		03/01/13	5,001,102
Societe Generale
7,000,000	0.310		01/31/13	7,000,000
Standard Chartered Bank
7,000,000	0.490		01/07/13	7,000,000
Toronto-Dominion Bank
8,000,000	0.200		01/08/13	7,999,969

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$32,001,071

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$261,668,534

Repurchase Agreements(d) – 27.4%
ABN Amro Securities (USA) LLC
$1,000,000	0.300	%(a)	01/02/13	$1,000,000
Maturity Value: $1,000,058
Settlement Date: 12/26/12
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $1,080,049.

BNP Paribas Securities Corp.
2,000,000	0.470		01/02/13	2,000,000
Maturity Value: $2,000,052

Collateralized by various asset-backed obligations, 4.806% to
8.306%, due 05/17/13 to 07/28/14 and various corporate
security issuers, 5.000% to 10.000%, due 11/09/15 to 08/01/66.
The aggregate market value of the collateral, including accrued interest was, $2,320,589.

Credit Agricole Corporate and Investment Bank
5,000,000	0.240	(a)(c)	01/07/13	5,000,000
Maturity Value: $5,003,067
Settlement Date: 10/15/12
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 03/01/42. The market value of the collateral, including accrued interest, was $5,150,000.

Repurchase Agreements(d) – (continued)
Deutsche Bank Securities, Inc.
$5,000,000	0.190%		01/02/13	$5,000,000
Maturity Value: $5,000,053
Collateralized by various corporate security issuers, 2.125% to 5.000%, due 03/29/13 to 12/15/37. The aggregate market value of the collateral, including accrued interest, was $5,500,803.
3,000,000	0.420		01/02/13	3,000,000
Maturity Value: $3,000,070
Collateralized by various corporate security issuers, 2.500% to 7.250%, due 03/29/13 to 10/15/38. The aggregate market value of the collateral, including accrued interest, was $3,300,622.
8,000,000	0.240		03/18/13	8,000,000
Maturity Value: $8,006,347
Settlement Date: 11/19/12

Collateralized by Federal Home Loan Mortgage Corp., 4.500% to
6.126%, due 09/01/37 to 10/01/40, Federal National Mortgage
Association, 2.575% to 23.933%, due 02/01/13 to 11/25/42 and
Government National Mortgage Association, 1.570% to
2.500%, due 03/20/42 to 01/20/61. The aggregate market value of the collateral, including accrued interest, was $8,254,186.

400,000	0.250		04/03/13	400,000
Maturity Value: $400,336
Settlement Date: 12/03/12
Collateralized by Federal National Mortgage Association, 3.790% to 23.933%, due 10/25/40 to 11/25/42. The aggregate market value of the collateral, including accrued interest, was $482,156.

ING Financial Markets LLC
5,000,000	0.190		01/02/13	5,000,000
Maturity Value: $5,000,053
Collateralized by Federal Home Loan Mortgage Corp., 2.500%, due 12/15/39. The market value of the collateral, including accrued interest, was $5,200,655.

Joint Repurchase Agreement Account III
61,800,000	0.206		01/02/13	61,800,000
Maturity Value: $61,800,707

Merrill Lynch, Pierce, Fenner & Smith, Inc.
2,000,000	0.340		01/02/13	2,000,000
Maturity Value: $2,000,132
Settlement Date: 12/26/12
Collateralized by various corporate security issuers, 0.375% to 6.000%, due 02/01/13 to 08/01/39. The aggregate market value of the collateral, including accrued interest, was $2,188,021.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements(d) – (continued)
RBS Securities, Inc.
$5,000,000	0.370%	01/02/13	$5,000,000
Maturity Value: $5,000,103
Collateralized by Government National Mortgage Association, 5.150%, due 06/20/60. The market value of the collateral, including accrued interest, was $5,104,835.

TOTAL REPURCHASE AGREEMENTS			$98,200,000

TOTAL INVESTMENTS – 100.6%			$359,868,534

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(2,323,091)

NET ASSETS – 100.0%			$357,545,443

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2012, these securities amounted to $35,810,000 or approximately 10.0% of net assets.
(c)	The instrument is subject to a demand feature.
(d)	Unless noted, all repurchase agreements were entered into on December 31, 2012. Additional information on Joint Repurchase Agreement Account III appears on page 11.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	— Insured by Assured Guaranty Municipal Corp.
GO	— General Obligation
GTY AGMT	— Guaranty Agreement
LIQ	— Liquidity Agreement
RB	— Revenue Bond
RN	— Revenue Notes
RMKT	— Remarketed
SPA	— Stand-by Purchase Agreement
VRDN	— Variable Rate Demand Notes

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2012, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2013, as follows:

Principal Amount	Maturity Value	Collateral Value
$61,800,000	$61,800,707	$63,564,461

REPURCHASE AGREEMENTS — At December 31, 2012, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Corp.	0.210%	$7,436,823
Bank of Nova Scotia (The)	0.210	4,908,303
Crédit Agricole Corporate and Investment Bank	0.200	34,953,069
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.200	10,039,711
Wells Fargo Securities LLC	0.220	4,462,094
TOTAL		$61,800,000

At December 31, 2012, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	10/01/26 to 12/01/42
Federal National Mortgage Association	3.000 to 5.500	02/01/26 to 12/01/42
Government National Mortgage Association	3.000	09/15/42
U.S. Treasury Bond	6.125	11/15/27

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments based on amortized cost	$261,668,534
Repurchase agreements based on amortized cost	98,200,000
Cash	51,278
Receivables:
Interest	189,430
Fund shares sold	141,714
Total assets	360,250,956

Liabilities:
Payables:
Fund shares redeemed	2,513,870
Amounts owed to affiliates	96,323
Accrued expenses	95,320
Total liabilities	2,705,513

Net Assets:
Paid-in capital	357,545,443
NET ASSETS	$357,545,443
Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	357,545,424
Net asset value, offering and redemption price per share	$1.00

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment Income:
Interest	$818,843

Expenses:
Distribution and Service fees	572,929
Management fees	469,802
Professional fees	51,326
Transfer Agent fees	45,830
Printing and mailing costs	44,802
Trustee fees	14,692
Custody and accounting fees	13,618
Total expenses	1,212,999
Less — expense reductions	(403,403)
Net expenses	809,596
NET INVESTMENT INCOME	9,247
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	4,734
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,981

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From Operations:
Net investment income	$9,247	$7,497
Net realized gain	4,734	1,380
Net increase in net assets resulting from operations	13,981	8,877

Distributions to shareholders:
From net investment income	(9,247)	(7,497)
From net realized gains	(4,734)	(1,380)
From capital	—	(387)
Total distributions to shareholders	(13,981)	(9,264)

From share transactions (at net asset value of $1.00 per share):
Proceeds from sales of shares	315,283,256	77,973,255
Reinvestment of distributions	13,981	9,264
Cost of shares redeemed	(101,924,898)	(57,174,442)
Net increase in net assets resulting from share transactions	213,372,339	20,808,077
TOTAL INCREASE	213,372,339	20,807,690

Net assets:

Beginning of year	144,173,104	123,365,414
End of year	$357,545,443	$144,173,104

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Net asset value, beginning of year	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of year	Total return(c)	Net assets, end of year (in 000's)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	$1.00	$—	(d)	$—	(d)	$1.00	0.01%	$357,545	0.35%	0.53%	—	%(e)
2011	1.00	—	(d)	—	(d)	1.00	0.01	144,173	0.30	0.66	0.01
2010	1.00	—	(d)	—	(d)	1.00	0.01	123,365	0.33	0.68	—	(e)
2009	1.00	0.002	(f)	(0.002	)(f)	1.00	0.15	143,347	0.53	0.77	0.15
2008	1.00	0.02		(0.02)		1.00	2.25	194,871	0.63	0.71	2.27

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

December 31, 2012

1.     ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust, which may not specifically relate to the Fund, are allocated across its funds (including the Fund) on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011, were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$13,956	$8,877
Net long-term capital gains	25	—
Total taxable distributions	$13,981	$8,877
Tax return of capital	$—	$387

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

As of December 31, 2012, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM reimbursed approximately $115,000 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2012, Goldman Sachs, as distributor, voluntarily agreed to waive a portion of distribution and service plan fees attributable to the Fund. This waiver may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the fiscal year ended December 31, 2012
Management Fee	0.21	%(a)	0.21%
Distribution and Service Fees	0.25		0.12
Transfer Agency Fee	0.02		0.02
Other Expenses	—		— (b)
Net Expenses			0.35%

(a)	Unrounded contractual rate is 0.205%.
(b)	Amount is less than 0.005% of average net assets.

For the fiscal year ended December 31, 2012, Goldman Sachs waived approximately $288,000 in distribution and service fees.

For the fiscal year ended December 31 2012, the amounts owed to affiliates of the Fund were approximately $62,000, $28,000, and $6,000 for management fees, distribution and service fees, and transfer agent fees, respectively.

F.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2012

7.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations have not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Actual	$1,000.00	$1,000.03		$1.75
Hypothetical 5% return	1,000.00	1,023.38	+	1.77

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.35%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate; Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Money Market Fund designates $25, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2012.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of current or future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2013 Goldman Sachs. All rights reserved.

VITMMAR13/92371.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 19.83% and 19.57%, respectively. These returns compare to the 15.21% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks drove market-leading returns in the financials sector. The heavily weighted financials sector was also the largest positive contributor (weight times performance) to

*	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

S&P® 500 Index returns. On optimism about the economy and improved consumer confidence, the consumer discretionary sector also performed well. Conversely, the energy sector posted positive returns but was comparatively weak during the Reporting Period, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, consumer discretionary and telecommunication services sectors. Only partially offsetting such contributors was stock selection in materials and industrials, which detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in leading data center solutions company Equinix, wireless tower company Crown Castle and apparel and footwear company PVH.

Equinix’s shares performed well during the first half of the Reporting Period as its core business remained strong and its pricing was up in the three main areas in which the company operates — the U.S., Europe and Asia. Its shares continued to perform well following reports of solid second quarter results, fueled in large part by explosive demand for data center space from cloud computing companies. Throughout, the company evaluated the potential to convert to a real estate investment trust (“REIT”), which may provide tax and valuation benefits. In the meantime, it appears the market has begun to recognize that Equinix is trading at a discount to other data center operators that are publicly traded REITs and to appreciate the growth and stability of Equinix’s revenue stream. At the end of the Reporting Period, we maintained conviction in the company’s ability to drive revenue growth, as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance.

A position in Crown Castle also contributed to the Fund’s relative performance. Its shares rose after the company announced strong first calendar quarter results, driven by better than expected revenues and a significant increase in new leases signed during the quarter compared to last year. The company also raised 2012 guidance due in large part to the acquisition of outdoor distributed antennae systems (“DAS”) company NextG Networks. Crown Castle’s shares continued to rise after the company closed its transaction to acquire exclusive rights to T-Mobile’s approximately 7,100 towers in its second largest acquisition in 2012 after that of NextG Networks. At the end of the Reporting Period, we maintained conviction in the tower companies broadly over the long term, as demand for mobile content shows no signs of slowing, and wireless carriers are increasingly adding capacity in order to support increased usage, network upgrades and improved coverage.

During the Reporting Period, PVH contributed to Fund returns as its shares rose to an all-time high in November 2012 following its announced acquisition of Warnaco Group. The acquisition brings full control of the Calvin Klein brand to PVH and expands PVH’s presence in Europe, Asia and Latin America. The deal is expected to close in early 2013. We view the acquisition positively and expect the deal to prove additive to earnings and enhance the company’s growth profile. We believe that should the higher margin brands like Tommy Hilfiger and Calvin Klein grow faster than PVH’s Heritage business, as anticipated, the company’s operating profit growth may well accelerate meaningfully.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in social networking company Facebook, oil and gas exploration and production company Devon Energy and global medical device company St. Jude Medical.

Facebook initially detracted from the Fund’s relative performance during the Reporting Period, as its shares fell after the company’s rocky initial public offering (“IPO”). As the Reporting Period progressed, the company delivered in-line second quarter earnings on a strong increase in ad revenue, but payments revenue growth was challenged and a large amount of insider selling, due

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

to the expiration of the IPO lock-up, caused material weakness in the stock. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness in its user base. Creating stickiness means gaining the attention of a customer base, attracting them to one’s business and then keeping them engaged over the longer term. At the end of the Reporting Period, we continued to believe Facebook was well positioned to benefit from targeted advertising on its platform as a result of the data it has on its users as well as the potential to monetize new ad formats and the social networking ad medium over time.

Devon Energy was a top detractor from the Fund’s relative performance as a result of the company’s mis-execution during the Reporting Period, which poorly positioned the company relative to its peers. In our view, Devon Energy failed to execute on an unconventional Permian Basin strategy and has amassed a scattered portfolio that may well pose challenges generating economies of scale. Furthermore, we believe that Canadian crude oil and natural gas liquid price differentials, to which Devon Energy is particularly exposed, are likely to stay wider for longer than estimated by consensus due to North American transportation infrastructure issues. We believe Devon Energy will grow production below consensus views and its peers over the near term. Therefore, we exited the Fund’s position in favor of higher conviction opportunities in the energy sector.

Weighing on St. Jude Medical were reports of safety and quality issues, which many feel may lead to market share loss. In addition, St. Jude Medical was experiencing pricing pressure combined with weak volume growth. We decided to sell out of the Fund’s position in favor of what we considered to be more attractive opportunities elsewhere.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the Fund positions initiated during the Reporting Period, we established a Fund position in global parcel company FedEx. FedEx provides transportation, e-commerce and business services in the U.S. and internationally. In our view, FedEx is well positioned to increase its domestic market share as the U.S. parcel carriers industry moves toward a duopoly. We also believe it has attractive international exposure to high growth markets in Asia and Latin America. We believe the company should benefit from secular growth in e-commerce and international trade expansion. Further, in our view, FedEx has a solid management team that can execute on these growth opportunities by increasing market share in an industry with high barriers to entry. We feel FedEx has greater margin expansion upside potential than its primary competitor, and its shares, in our view, were attractively valued at the time of purchase.

During the Reporting Period, we established a Fund position in aerospace and defense company Boeing. We believe the most important growth drivers for Boeing will come from increasing the production rate and deliveries of its 787 program and the successful development of its new 737 MAX. We believe cash flows should improve substantially as the new planes are delivered. We feel confident about the outlook for the 787, and believe the headlines are moving away from the production issues that delayed its initial launch. Boeing also maintains a multi-year head start on competitor Airbus’ next generation plane, an important lead in a duopolistic industry.

We sold the Fund’s position in home improvement retailer Lowe’s during the Reporting Period. Lowe’s recently announced its plan to acquire Canadian home improvement retailer Rona in the midst of a turnaround strategy of its stores and various other aspects of its business. We believe this move challenges the credibility of the management team and makes it increasingly difficult to believe in the turnaround in its U.S. business. While we continue to believe Lowe’s should benefit as the fundamentals of the home improvement industry improve and the housing market recovers, we believe the risk of integrating a sizable acquisition in the midst of these strategic initiatives raises the risk profile for Lowe’s and so we decided to sell out of the position.

We exited the Fund’s position in electronic and electrical equipment manufacturer Emerson Electric. While we remain attracted to Emerson Electric’s high quality franchise, we believe there is less upside in the stock relative to other opportunities within the industrials sector. Emerson Electric has produced an extremely attractive growth trajectory over the past ten years through market share gains from weaker competitors. In our view, however, the company is facing tougher competition going forward and slower growth from some of its key end markets and emerging market geographies. As a result, we believe the company’s risk/reward profile has become less attractive, and so we decided to eliminate the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no meaningful changes in the Fund’s sector weightings compared to the Russell Index during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2012, the Fund had overweighted positions relative to the Russell Index in the financials, consumer discretionary and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and materials and was rather neutrally weighted to the Russell Index in energy, information technology and health care. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive in our view ahead for U.S. equities. We recognize that fiscal policy may lead to a drag on economic growth and the recent steps taken by the Fed to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S., and the lack of clarity around the outcome of fiscal negotiations, has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe provides companies with the ability to generate shareholder value, even in a slower economic growth environment. The S&P 500 Index, as a broad measure of the U.S. equity market, was trading below its historical average price-to-earnings ratio at the end of the Reporting Period, while its dividend yield was greater than the yield on the 10-year U.S. Treasury. Continued strength in the U.S. housing recovery should provide, in our view, support to the economy and boost confidence among consumers.

Through these conditions, our investment decisions remain driven by our long-standing process and philosophy. We dive deep into the fundamentals of our holdings, meet with companies’ managements and have continuous discussions and debates amongst ourselves to ensure that the portfolio is reflective of our highest conviction ideas. We construct the portfolio around businesses that we believe should create long-term value for shareholders and are leveraged to secular growth trends rather than to political outcomes or macroeconomic expectations.

In our view, companies with strong business franchises become more attractive in uncertain environments. Holding competitive advantages, a strong management team and the ability to allocate capital allows the business to adapt and continuously execute on its long-term plans regardless of current sentiment. Companies are not static entities. We believe strong management teams know they must adapt to regulatory changes, expand into new markets and improve their product offerings in order to remain competitive and grow. These are the types of investments we believe should reward our shareholders over long term. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and potentially outperforming the market over the long term.

5

FUND BASICS

Strategic Growth Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	19.83%	2.15%	6.33%	3.20%	4/30/98
Service	19.57	1.91	N/A	3.48	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.85%
Service	1.06	1.10

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
Apple, Inc.	8.4%	Technology Hardware & Equipment
Google, Inc. Class A	4.7	Software & Services
QUALCOMM, Inc.	4.4	Technology Hardware & Equipment
American Tower Corp. (REIT)	3.8	Real Estate
Crown Castle International Corp.	3.3	Telecommunication Services
Schlumberger Ltd.	3.3	Energy
Costco Wholesale Corp.	2.8	Food & Staples Retailing
NIKE, Inc. Class B	2.6	Consumer Durables & Apparel
Abbott Laboratories	2.6	Health Care Equipment & Services
Amazon.com, Inc.	2.5	Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	19.83%	2.15%	6.33%	3.20%
Service (Commenced January 9, 2006)	19.57%	1.91%	N/A	3.48%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 98.8%
Capital Goods – 5.1%
112,632	Danaher Corp.	$6,296,129
123,573	Honeywell International, Inc.	7,843,178
35,022	Rockwell Automation, Inc.	2,941,498
53,301	The Boeing Co.	4,016,763

		21,097,568

Consumer Durables & Apparel – 4.9%
33,953	Lululemon Athletica, Inc.*	2,588,237
207,068	NIKE, Inc. Class B	10,684,709
61,495	PVH Corp.	6,826,560

		20,099,506

Consumer Services – 4.8%
23,166	Chipotle Mexican Grill, Inc.*	6,890,958
62,182	Las Vegas Sands Corp.	2,870,321
121,215	Marriott International, Inc. Class A	4,517,683
25,083	McDonald’s Corp.	2,212,572
48,407	Yum! Brands, Inc.	3,214,225

		19,705,759

Diversified Financials – 5.5%
129,501	American Express Co.	7,443,717
93,849	CME Group, Inc.	4,759,083
22,801	IntercontinentalExchange, Inc.*	2,822,992
93,641	Northern Trust Corp.	4,697,033
43,511	T. Rowe Price Group, Inc.	2,833,871

		22,556,696

Energy – 4.6%
94,676	Halliburton Co.	3,284,311
27,263	National Oilwell Varco, Inc.	1,863,426
196,980	Schlumberger Ltd.	13,648,744

		18,796,481

Food & Staples Retailing – 2.8%
114,536	Costco Wholesale Corp.	11,312,721

Food, Beverage & Tobacco – 4.3%
50,300	Diageo PLC ADR	5,863,974
101,856	PepsiCo, Inc.	6,970,006
56,228	Philip Morris International, Inc.	4,702,910

		17,536,890

Health Care Equipment & Services – 3.9%
162,382	Abbott Laboratories	10,636,021
19,956	C. R. Bard, Inc.	1,950,500
7,414	Intuitive Surgical, Inc.*	3,635,603

		16,222,124

Household & Personal Products – 2.5%
173,257	Avon Products, Inc.	2,487,971
33,759	The Estee Lauder Companies, Inc. Class A	2,020,814
85,350	The Procter & Gamble Co.	5,794,411

		10,303,196

Common Stocks – (continued)
Materials – 2.9%
40,627	Ecolab, Inc.	$2,921,081
81,911	Praxair, Inc.	8,965,159

		11,886,240

Media – 2.1%
42,368	Discovery Communications, Inc. Class A*	2,689,521
115,426	Viacom, Inc. Class B	6,087,567

		8,777,088

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
89,207	Agilent Technologies, Inc.	3,652,135
30,883	Allergan, Inc.	2,832,898
44,151	Celgene Corp.*	3,475,567
98,387	Gilead Sciences, Inc.*	7,226,525
28,770	Johnson & Johnson	2,016,777
94,462	Sanofi ADR	4,475,609
45,512	Shire PLC ADR	4,195,296
43,168	Teva Pharmaceutical Industries Ltd. ADR	1,611,893
75,059	Vertex Pharmaceuticals, Inc.*	3,147,974

		32,634,674

Real Estate – 5.6%
202,167	American Tower Corp. (REIT)	15,621,444
363,071	CBRE Group, Inc. Class A*	7,225,113

		22,846,557

Retailing – 6.1%
40,831	Amazon.com, Inc.*	10,254,297
108,743	Dollar General Corp.*	4,794,479
29,102	Family Dollar Stores, Inc.	1,845,358
6,875	Priceline.com, Inc.*	4,270,750
96,483	Urban Outfitters, Inc.*	3,797,571

		24,962,455

Semiconductors & Semiconductor Equipment – 2.2%
252,803	Xilinx, Inc.	9,075,628

Software & Services – 13.7%
465,703	Activision Blizzard, Inc.	4,945,766
36,026	Equinix, Inc.*	7,428,561
78,557	Facebook, Inc. Class A*	2,091,973
26,925	Google, Inc. Class A*	19,099,787
15,667	Mastercard, Inc. Class A	7,696,884
258,126	Oracle Corp.	8,600,758
38,223	Salesforce.com, Inc.*	6,425,286

		56,289,015

Technology Hardware & Equipment – 15.5%
76,222	Amphenol Corp. Class A	4,931,563
64,706	Apple, Inc.	34,490,239
175,968	NetApp, Inc.*	5,903,726
293,879	QUALCOMM, Inc.	18,226,376

		63,551,904

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 3.3%
190,306	Crown Castle International Corp.*	$13,732,481

Transportation – 1.0%
44,109	FedEx Corp.	4,045,677

TOTAL INVESTMENTS – 98.8%
(Cost $312,303,982)		$405,432,660

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		4,751,263

NET ASSETS – 100.0%		$410,183,923

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $312,303,982)	$405,432,660
Cash	1,790,997
Receivables:
Investments sold	3,002,459
Fund shares sold	420,822
Dividends	167,578
Total assets	410,814,516

Liabilities:
Payables:
Amounts owed to affiliates	315,159
Fund shares redeemed	243,120
Accrued expenses	72,314
Total liabilities	630,593

Net Assets:
Paid-in capital	372,620,659
Undistributed net investment income	553,553
Accumulated net realized loss	(56,118,967)
Net unrealized gain	93,128,678
NET ASSETS	$410,183,923
Net Assets:
Institutional	$106,119,159
Service	304,064,764
Total Net Assets	$410,183,923
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,653,968
Service	21,961,155
Net asset value, offering and redemption price per share:
Institutional	$13.86
Service	13.85

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:

Dividends	$6,270,510

Expenses:
Management fees	2,933,593
Distribution and Service fees — Service Class	707,497
Printing and mailing costs	117,147
Professional fees	79,086
Transfer Agent fees(a)	78,222
Custody and accounting fees	53,316
Trustee fees	15,740
Other	10,669
Total expenses	3,995,270
Less — expense reductions	(159,963)
Net expenses	3,835,307
NET INVESTMENT INCOME	2,435,203

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $27,848)	14,203,671
Net change in unrealized gain on investments	51,657,365
Net realized and unrealized gain	65,861,036
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,296,239

(a) Institutional and Service Shares had Transfer Agent fees of $21,627 and $56,595, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$2,435,203	$1,084,311
Net realized gain	14,203,671	1,716,156
Net change in unrealized gain (loss)	51,657,365	(12,855,759)
Net increase (decrease) in net assets resulting from operations	68,296,239	(10,055,292)

Distributions to shareholders:
From net investment income
Institutional Shares	(723,126)	(485,834)
Service Shares	(1,362,167)	(559,643)
Total distributions to shareholders	(2,085,293)	(1,045,477)

From share transactions:
Proceeds from sales of shares	45,783,221	51,059,219
Reinvestment of distributions	2,085,293	1,045,477
Cost of shares redeemed	(52,122,094)	(51,157,583)
Net increase (decrease) in net assets resulting from share transactions	(4,253,580)	947,113
TOTAL INCREASE (DECREASE)	61,957,366	(10,153,656)

Net assets:

Beginning of year	348,226,557	358,380,213
End of year	$410,183,923	$348,226,557
Undistributed net investment income	$553,553	$203,643

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income		Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$11.64	$0.10	(d)	$2.21	$2.31	$(0.09)		$13.86	19.83%	$106,119	0.80%	0.84%	0.79	%(d)	42%
2012 - Service	11.63	0.07	(d)	2.21	2.28	(0.06)		13.85	19.57	304,065	1.05	1.09	0.56	(d)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)		11.64	(2.62)	102,018	0.83	0.85	0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)		11.63	(2.86)	246,208	1.08	1.10	0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		12.01	10.74	120,027	0.86	0.86	0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		12.00	10.50	238,353	1.11	1.11	0.24		38
2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(e)	10.89	47.75	125,258	0.85	0.85	0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(e)	10.88	47.50	219,909	1.10	1.10	0.10		64
2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81	0.81	0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06	1.06	(0.05)		44

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.27% of average net assets.
(e)	Includes a return of capital amounting to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$405,432,660	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM waived approximately $156,500 of its management fee.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $3,500.

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $244,600, $63,700, and $6,900 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2012

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $164,545,409 and $168,590,198, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from ordinary income	$1,045,477	$2,085,293

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$553,553
Capital loss carryforwards:(1)
Expiring 2016	(10,256,176)
Expiring 2017	(43,614,413)
Total capital loss carryforwards	$(53,870,589)
Timing differences (Post October Loss Deferrals)	(1,048,023)
Unrealized gains — net	91,928,323
Total accumulated gains — net	$37,563,264

(1)	Expiration occurs on December 31 of the year indicated. The Fund had capital loss carryforwards of $13,219,787 that were utilized in the current fiscal year.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    TAX INFORMATION (continued)

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$313,504,337
Gross unrealized gain	101,347,743
Gross unrealized loss	(9,419,420)
Net unrealized security gain	$91,928,323

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2012

7.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	423,916	$5,609,432	538,621	$6,419,175
Reinvestment of distributions	52,249	723,126	41,918	485,834
Shares redeemed	(1,585,202)	(21,069,391)	(1,809,316)	(21,631,128)
	(1,109,037)	(14,736,833)	(1,228,777)	(14,726,119)
Service Shares
Shares sold	3,030,601	40,173,789	3,737,423	44,640,044
Reinvestment of distributions	98,565	1,362,167	48,328	559,643
Shares redeemed	(2,341,598)	(31,052,703)	(2,477,738)	(29,526,455)
	787,568	10,483,253	1,308,013	15,673,232
NET INCREASE (DECREASE)	(321,469)	$(4,253,580)	79,236	$947,113

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,075.90		$4.23
Hypothetical 5% return	1,000	1,021.06	+	4.12
Service
Actual	1,000	1,075.20		5.53
Hypothetical 5% return	1,000	1,019.81	+	5.38

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2012, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2013 Goldman Sachs. All rights reserved.

VITGRWAR13/92377.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 21.17% and 20.82%, respectively. These returns compare to the 17.27% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index* (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, gained 17.27% in U.S. dollar terms during the Reporting Period, with broad participation from country markets and sectors. Europe’s ongoing sovereign debt issues, the state of the global economy and strong central bank actions heavily influenced international equity markets during the Reporting Period.

Strong performance during the first quarter of 2012 reflected optimism on the U.S. economic recovery and on Europe’s prospects for resolving the sovereign debt crisis. In addition, several major central banks continued policies or took new actions to ease monetary policy. The U.S. Federal Reserve (the “Fed”) committed to low interest rates until at least late-2014; the European Central Bank (“ECB”) provided liquidity through its longer-term refinancing operation (“LTRO”), which offset widespread downgrades of sovereign debt by Standard & Poor’s; and the Bank of Japan surprised markets with monetary policy easing in the form of increased asset purchases.

In the second quarter of 2012, however, equity markets erased earlier gains in reaction to worrisome headlines in Europe and weaker than expected economic data out of the U.S., China and several faster growing regions. Spain’s banking system required a bailout; a Greek exit from the European Monetary Union (“EMU”) looked possible again; and Spanish and Italian bond yields hovered near unsustainable levels. In Japan, despite further easing from the Bank of Japan, the yen rose and pressured Japanese equities.

After steep declines in May 2012, international equities began a seven-month rally into the end of 2012, spurred by strong central bank actions. European equity markets cheered ECB president Mario Draghi’s commitment to the euro and the ECB’s pledge to buy unlimited amounts of short-term government bonds. Still, manufacturing and services data released during the third calendar quarter suggested Europe still faced economic challenges. Despite the Bank of Japan’s extension and increase of its asset purchase program, Japanese equities significantly underperformed the MSCI EAFE Index during the third quarter of 2012 following disappointing Gross Domestic Product (“GDP”) growth for the previous quarter and an increase in the trade deficit. An escalating territory dispute with China and domestic political uncertainty further unsettled the Japanese equity market. Adding to the global monetary easing, the U.S. Fed announced in September another round of quantitative easing, dubbed QE3, with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015.

After a strong third quarter, equity markets paused in October 2012 ahead of a tight U.S. presidential election race and a pending leadership change in China. Both events took place in November and offered few surprises or changes but relieved the uncertainty that dominated investor sentiment. A number of positive developments around the world also boosted investor sentiment and sparked a rally into the end of 2012. Approval for Spain’s plan to restructure its banks and an agreement among finance ministers to reschedule some of Greece’s debt and release aid to the country lifted European equity markets late in the year. The Japanese equity market rose sharply into the end of the year on hopes the newly elected prime minister there would focus on weakening the yen and establishing an inflation target. Indeed, the yen weakened notably against the U.S. dollar late in the year, which drove strong returns

*	The unmanaged MSCI EAFE Index (unhedged) is a market-capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

in the local Japanese equity market, as it was perceived as good for Japan’s export-oriented economy. Lastly, improving economic data from China and the U.S. late in the year improved sentiment on the global economy and lifted equity markets broadly.

For the Reporting Period as a whole, all regions and country equity markets within the MSCI EAFE Index gained ground, with the exception of Israel, which posted negative returns. The Asia ex-Japan region performed best, as growth prospects there improved through the year. From a sector perspective, financials performed best within the MSCI EAFE Index, with its exceptionally strong performance largely driven by significant monetary easing throughout the year. The energy sector significantly underperformed the MSCI EAFE Index during the Reporting Period, as oil prices remained relatively constant, balancing continued unrest in several oil-producing countries with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were French bank Societe Generale, German pharmaceutical company Bayer and Japanese real estate company Mitsubishi Estate.

Societe Generale performed particularly well during the Reporting Period as it proved to be more resilient than investors originally expected. The bank continued to improve its capital position and reduce its balance sheet.

The Fund’s investment in Bayer was a top contributor to portfolio returns and drove performance in the health care sector. After announcing strong results in July 2012, Bayer increased its guidance numbers, which contributed to an increase in its stock price. We also saw positive news in its pipeline, as it was reported that Stivarga, Bayer’s new cancer drug, had been approved by the FDA, and Eylea, Bayer’s new injection drug, had received positive recommendations.

Mitsubishi Estate performed well, as office fundamentals in Japan improved. There was a market expectation that vacancy rates might have peaked. Indeed, Tokyo’s office vacancy rate in October 2012 was 8.74% as compared to 8.90% in September 2012, making it four consecutive months of declines from the 9.43% office vacancy rate in June 2012. Anticipation of rent increases in the near future further boosted optimism regarding this real estate company.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Japanese electronic equipment manufacturer Mitsubishi Electric, U.K. oil and gas exploration and production company BG Group and Japanese personal care products manufacturer Unicharm.

Shares of Mitsubishi Electric were weak during the Reporting Period on the back of an announcement that the company overcharged on defense and aerospace projects ordered by Japan’s Defense Ministry, which the company confirmed to be true. We eliminated the Fund’s position in Mitsubishi Electric by the end of the Reporting Period.

Shares of BG Group fell substantially during the Reporting Period and most especially in October 2012 following a profit warning and the announcement that the company’s production growth rate would be flat in 2013. Our investment thesis for BG Group was that we believed it has the best organic growth potential amongst the global oil majors, mainly driven by developments in Brazil and Australia. The company attributed the slide in its production outlook to a series of delays on projects in the North Sea, Egypt, the U.S. and Brazil. While we were disappointed by this news, it is important to recognize that production expectations for 2014 and beyond remained intact. We think the market overreacted to the company’s news, and so we held the position at the end of the Reporting Period and continued to monitor the situation.

Unicharm’s stock lagged the MSCI EAFE Index due to concerns about its decline in sales after political tensions between China and Japan rose. Unicharm has meaningful sales exposure in China. The stock also lagged due to the company’s perceived defensive nature during the fourth calendar quarter when the international equity markets rallied, favoring more economically-sensitive stocks.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the telecommunication services, consumer discretionary and financials sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. The Fund’s underweighted positions in the comparatively weak telecommunication services and consumer discretionary sectors relative to the MSCI EAFE Index also added value.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Security selection in the utilities and consumer staples sectors detracted most from the Fund’s relative results during the Reporting Period. The Fund’s overweighted allocation to the lagging energy sector also weighed negatively on performance as did its underweighted allocation to the stronger financials sector.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the Fund’s stock selection in Japan, the U.K. and Italy contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Germany, Hong Kong and the Czech Republic, where positioning overall hurt.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Toyota Motor, Shire and Vinci, as we believe each is a quality company with an attractive valuation.

We established a Fund position in Japanese automobile manufacturer Toyota Motor. We expected the company’s earnings to recover sharply with its rising utilization rate following a period when it had experienced production damage due to supply chain disruption from the earthquake in Japan and the flood in Thailand.

There were three key reasons why we initiated a Fund position in Shire, one of the world’s leading specialty biopharmaceutical companies. First was growth prospects of the company’s ADHD (attention deficit hyperactivity disorder) franchise. Approximately 40% of the company’s sales come from products that treat the ADHD specialist condition. The ADHD market is growing at approximately 11% annually, and we believe Shire should be well positioned to gain market share, especially in Europe where there is currently little competition in this market. The second reason was Shire’s sustainable enzyme replacement therapy business. Enzyme replacement therapy is a medical treatment replacing an enzyme in patients in whom that particular enzyme is deficient or absent. Shire has four drugs in this space, which amount to approximately 30% of the company’s sales. The attractive aspect of this business area is that it is an orphan drug market characterized by long intellectual property (“IP”) periods and strong pricing, and thus we expect this to help drive Shire’s profitability. (An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an orphan disease. The assignment of orphan status to a disease and to any drugs developed to treat it is a matter of public policy in many countries. In the case of health care companies, a long IP period means that long patents on one or more products exist.) Third, we believed that Shire was attractively valued at the time of our purchase, and the market was not fully appreciating the growth prospects of the company.

Vinci is a concessions and construction company based in France. Despite the historically stable nature of Vinci’s construction and infrastructure business, the stock had been sold off heavily on the back of French political uncertainty and broader European concerns. We believed the election of French Prime Minister Francois Hollande would benefit the company, as he indicated he may increase investment in infrastructure. We also considered Vinci’s valuation attractive at the time of purchase.

We exited the Fund’s positions in BASF, Zurich Insurance Group and UBS during the Reporting Period.

We sold the Fund’s position in German-based chemical company BASF in order to take profits, as the stock had performed well since it bottomed in October 2011. We reallocated the sales proceeds into one of the world’s leading suppliers of standard and specialty fertilizers, K&S, a name we believe to have greater potential upside.

We eliminated the Fund’s position in Zurich Insurance Group, as we had greater conviction in an Asian-based insurer, AIA Group, which we believe is in a more attractive market with greater growth potential.

After news of a restructuring, shares of Swiss diversified banking institution UBS performed well, and we eliminated the Fund’s position to take profits.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2012, the Fund had greater weightings than the MSCI EAFE Index in the consumer discretionary, health care, industrials and energy sectors. The Fund had underweighted allocations to the materials, financials, telecommunication services and utilities sectors and was rather neutrally weighted to the MSCI EAFE Index in the information technology and consumer staples sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in the U.K., France, China, Finland, Russia and South Korea relative to the MSCI EAFE Index at the end of December 2012. The Fund had less exposure to Australia, Germany and Hong Kong than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

We live in a world in transition. While most advanced economies continue to face significant fiscal challenges, low growth prospects and high unemployment, many growth and emerging markets are enjoying vibrant and expanding economies. Yet even China, the largest growth market, is itself evolving, from infrastructure-driven growth to a higher quality, more balanced economy. We expect this global economic transition will create many investment opportunities as it unfolds. In the near term, we estimate we will see below-trend global GDP growth of 3.6% for 2013.1

That said, we believe there are companies in all regions of the world that can grow faster than the global GDP average and stocks that will return more than the broader market averages. Our stock selection philosophy and process reflect two main themes. First, we seek to invest in the highest portion of the value chain. We favor business models that can win in a variety of market conditions, have high barriers to entry and/or less risk. An important part of our stock selection process also considers these top companies in light of potential alternatives in other industries, sectors and regions.

Second, we are looking to gain exposure to secular growth, any way we can get it. We like companies with secular growth because we believe they can better control their own destinies, regardless of where we are in the business or economic cycle. Many qualities of a good business offer secular growth opportunities — a specialized niche, a strong brand, new technology or potential for market penetration, market share gains or new end-markets. These advantages often translate to premium valuations or near-term earnings. However, we are willing to pay for this growth potential when we judge it to be sustainable and when it is coupled with high returns on capital, particularly in light of modest global GDP growth and corporate earnings outlooks. In this transitioning world, we believe companies with secular growth will be better able to retain margins, which, in our view, are peaking for many other firms. We believe companies that can better protect profits will be rewarded.

Not surprisingly, companies with secular growth are often benefiting from broader secular growth trends that cut across almost all industries and regions of the world. Two of the biggest themes currently expressed in the Fund are the expansion of the growth markets’ middle class and the growing demand for mobile data. Indeed, the growth markets consumer may be one of the biggest themes of the decade. An additional three billion people are expected to enter the middle and high income classes by 2050, as large and relatively young populations expand workforces and have more discretionary income.2 We also believe many companies across the information technology, telecommunications and media sectors will continue to benefit from the long-term growth of mobile data.

Going forward, we believe equities are likely to look attractive versus other asset classes, as we expect interest rates to remain low in light of modest expectations for global economic growth. In addition, we think companies may take advantage of low financing rates and put high levels of cash to work via mergers and acquisitions, further supporting valuations. Overall, we believe that we have positioned the Fund with many higher quality stocks. We believe their better growth profiles and business models can drive

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

returns in a market without a strong macro kick. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

[1]	Source: Office of the Chairman, GSAM, The Outlook for 2013 and 2014, November 2012.
[2]	Source: Goldman Sachs Global ECS (Economics, Commodities and Strategy) Research, February 2011. Change in the number of people with incomes above $6,000 in 2007 PPP. Middle income class: $6,000 — $30,000. High income: over $30,000.

6

FUND BASICS

Strategic International Equity Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	21.17%	-4.59%	6.17%	3.14%	1/12/98
Service	20.82	-4.81	N/A	-0.36	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.00%	1.07%
Service	1.25	1.32

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

Portfolio Composition

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business	Country
Novartis AG (Registered)	4.5%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	4.3	Banks	United Kingdom
Rio Tinto PLC	3.5	Materials	United Kingdom
BP PLC	2.7	Energy	United Kingdom
Telefonaktiebolaget LM Ericsson Class B	2.6	Technology Hardware & Equipment	Sweden
Westpac Banking Corp.	2.2	Banks	Australia
Bayer AG (Registered)	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Vodafone Group PLC	2.2	Telecommunication Services	United Kingdom
Sumitomo Mitsui Financial Group Inc.	2.2	Banks	Japan
Vinci SA	2.1	Capital Goods	France

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, net, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	21.17%	-4.59%	6.17%	3.14%
Service (Commenced January 9, 2006)	20.82%	-4.81%	N/A	-0.36%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 97.3%
Australia – 3.6%
709,373	Aurizon Holdings Ltd. (Transportation)	$2,789,529
158,200	Westpac Banking Corp. (Banks)	4,334,648

		7,124,177

Belgium – 1.7%
37,740	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	3,286,571

China – 0.8%
2,734,000	China Citic Bank Corp. Ltd. Class H (Banks)	1,656,860

Finland – 2.8%
121,983	Fortum Oyj (Utilities)	2,283,634
78,225	Nokian Renkaat Oyj (Automobiles & Components)	3,133,466

		5,417,100

France – 13.2%
15,636	Air Liquide SA (Materials)	1,975,416
13,380	Air Liquide SA-Prime De Fidelite (Materials)*	1,690,398
88,211	AXA SA (Insurance)	1,583,897
58,590	BNP Paribas SA (Banks)	3,335,529
68,228	Compagnie Generale de Geophysique-Veritas (Energy)*	2,073,198
82,292	JCDecaux SA (Media)	1,964,224
14,439	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	2,664,820
61,928	Safran SA (Capital Goods)	2,681,912
73,281	Total SA (Energy)	3,813,022
84,535	Vinci SA (Capital Goods)	4,070,116

		25,852,532

Germany – 5.2%
44,800	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,272,207
29,188	Bayerische Motoren Werke AG (Automobiles & Components)	2,840,312
38,460	Beiersdorf AG (Household & Personal Products)	3,149,130

		10,261,649

Hong Kong – 2.9%
741,795	AIA Group Ltd. (Insurance)	2,942,208
706,000	Belle International Holdings Ltd. (Retailing)	1,561,372
386,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,103,329

		5,606,909

India – 0.9%
47,981	Hero Motocorp Ltd. (Automobiles & Components)	1,679,146

Common Stocks – (continued)
Ireland – 2.9%
40,754	Kerry Group PLC Class A (Food, Beverage & Tobacco)	$2,152,663
117,952	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,628,336

		5,780,999

Japan – 19.8%
55,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,499,865
12,300	FANUC Corp. (Capital Goods)	2,288,410
101,400	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	2,098,337
368,000	Isuzu Motors Ltd. (Automobiles & Components)	2,196,012
50,600	Jafco Co. Ltd. (Diversified Financials)	1,497,820
93,500	Komatsu Ltd. (Capital Goods)	2,399,247
258,000	Kubota Corp. (Capital Goods)	2,966,328
132,200	LIXIL Group Corp. (Capital Goods)	2,948,791
162,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,878,394
106,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	3,002,317
116,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,219,285
336,000	Tokyo Gas Co. Ltd. (Utilities)	1,535,203
86,200	Toyota Motor Corp. (Automobiles & Components)	4,025,208
62,400	Unicharm Corp. (Household & Personal Products)	3,242,590

		38,797,807

Netherlands – 2.5%
293	Royal Dutch Shell PLC Class A (Energy)	10,170
28,397	Royal Dutch Shell PLC Class B (Energy)	1,013,101
102,914	Unilever NV CVA (Food, Beverage & Tobacco)	3,937,859

		4,961,130

Russia – 1.8%
30,566	OAO Lukoil ADR (Energy)	2,052,229
122,482	Sberbank of Russia ADR (Banks)(a)	1,535,568

		3,587,797

South Africa – 0.8%
419,575	Nampak Ltd. (Materials)	1,581,454

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – 1.7%
29,170	Kia Motors Corp. (Automobiles & Components)	$1,551,074
1,248	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,793,126

		3,344,200

Sweden – 3.8%
104,860	Scania AB Class B (Capital Goods)	2,180,185
514,245	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	5,194,517

		7,374,702

Switzerland – 8.6%
100,684	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,457,331
138,282	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	8,735,728
13,237	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,676,272
9,878	Sulzer AG (Registered) (Capital Goods)	1,563,383
31,464	Wolseley PLC (Capital Goods)	1,504,569

		16,937,283

United Kingdom – 24.3%
283,231	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,772,514
179,398	BG Group PLC (Energy)	2,992,325
764,986	BP PLC (Energy)(a)	5,318,882
138,642	Burberry Group PLC (Consumer Durables & Apparel)	2,786,909
510,000	Direct Line Insurance Group PLC (Insurance)*	1,792,808
788,888	HSBC Holdings PLC (Banks)	8,359,667
53,459	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,072,690
164,750	Inmarsat PLC (Telecommunication Services)	1,588,027
421,376	Melrose Industries PLC (Capital Goods)	1,547,811
170,180	Reed Elsevier PLC (Media)	1,796,701
118,734	Rio Tinto PLC (Materials)	6,925,239
516,554	Royal Bank of Scotland Group PLC (Banks)*	2,760,947
53,716	Schroders PLC (Diversified Financials)	1,492,475

Common Stocks – (continued)
United Kingdom – (continued)
55,895	Spirax-Sarco Engineering PLC (Capital Goods)	$2,092,906
1,691,247	Vodafone Group PLC (Telecommunication Services)	4,257,318

		47,557,219

TOTAL COMMON STOCKS
(Cost $174,810,414)		$190,807,535

Preferred Stock – 0.5%
Germany – 0.5%
11,130	Sartorius AG Preference Shares (Health Care Equipment & Services)	$988,355
(Cost $970,343)

Exchange Traded Fund – 1.0%
Japan – 1.0%
206,417	iShares MSCI Japan Index Fund	$2,012,566
(Cost $1,938,214)

TOTAL INVESTMENTS – 98.8%
(Cost $177,718,971)		$193,808,456

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		2,313,268

NET ASSETS – 100.0%		$196,121,724

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	47	March 2013	$1,622,285	$(19,319)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $177,718,971)	$193,808,456
Cash	2,282,485
Foreign currencies, at value (cost $83,303)	83,436
Receivables:
Foreign tax reclaims	168,867
Dividends	163,375
Fund shares sold	17,898
Total assets	196,524,517

Liabilities:
Payables:	—
Amounts owed to affiliates	172,719
Fund shares redeemed	147,367
Futures variation margin	14
Accrued expenses	82,693
Total liabilities	402,793

Net Assets:
Paid-in capital	306,145,473
Undistributed net investment income	254,039
Accumulated net realized loss	(126,352,986)
Net unrealized gain	16,075,198
NET ASSETS	$196,121,724
Net Assets:
Institutional	$56,872,203
Service	139,249,521
Total Net Assets	$196,121,724
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,647,219
Service	16,248,657
Net asset value, offering and redemption price per share:
Institutional	$8.56
Service	8.57

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:
Dividends (net of foreign taxes withheld of $369,479)	$5,763,506
Interest	1,386
Total investment income	5,764,892

Expenses:
Management fees	1,619,663
Distribution and Service fees — Service Class	334,442
Custody and accounting fees	125,779
Professional fees	81,903
Printing and mailing costs	80,055
Transfer Agent fees(a)	38,106
Trustee fees	15,223
Other	10,892
Total expenses	2,306,063
Less — expense reductions	(120,149)
Net expenses	2,185,914
NET INVESTMENT INCOME	3,578,978

Realized and unrealized gain:
Net realized gain from:
Investments	5,803,580
Futures contracts	829,662
Foreign currency transactions	34,221
Net change in unrealized gain on:
Investments	26,189,648
Futures contracts	48,846
Foreign currency translation	24,480
Net realized and unrealized gain	32,930,437
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,509,415

(a) Institutional and Service Shares had Transfer Agent fees of $11,353 and $26,753, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$3,578,978	$6,208,000
Net realized gain	6,667,463	3,254,333
Net change in unrealized gain (loss)	26,262,974	(41,731,642)
Net increase (decrease) in net assets resulting from operations	36,509,415	(32,269,309)

Distributions to shareholders:
From net investment income
Institutional Shares	(1,162,337)	(2,178,755)
Service Shares	(2,511,176)	(4,515,597)
Total distributions to shareholders	(3,673,513)	(6,694,352)

From share transactions:
Proceeds from sales of shares	6,049,759	8,234,940
Reinvestment of distributions	3,673,513	6,694,352
Cost of shares redeemed	(28,382,757)	(30,792,473)
Net decrease in net assets resulting from share transactions	(18,659,485)	(15,863,181)
TOTAL INCREASE (DECREASE)	14,176,417	(54,826,842)

Net assets:

Beginning of year	181,945,307	236,772,149
End of year	$196,121,724	$181,945,307
Undistributed net investment income	$254,039	$90,361

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$7.20	$0.16		$1.38	$1.54	$(0.18)	$—	$(0.18)	$8.56	21.17%	$56,872	0.97%	1.03%	2.06%		110%
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	—	(0.16)	8.57	20.82	139,250	1.22	1.28	1.80		110
2011 - Institutional	8.82	0.26	(d)	(1.59)	(1.33)	(0.29)	—	(0.29)	7.20	(15.05)	55,954	0.99	1.04	3.03	(d)	143
2011 - Service	8.83	0.24	(d)	(1.58)	(1.34)	(0.27)	—	(0.27)	7.22	(15.16)	125,991	1.24	1.29	2.80	(d)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	—	(0.13)	8.82	10.36	77,558	1.02	1.05	1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27	1.30	1.13		112
2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07	1.07	1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32	1.32	1.51		118
2008 - Institutional	13.76	0.32	(e)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12	1.12	2.95	(e)	165
2008 - Service	13.76	0.28	(e)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37	1.37	2.64	(e)	165

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.12 per share and 1.12% of average net assets.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	2,012,566	191,795,890	(a)	—
Derivative Type
Liabilities(b)
Futures Contracts	$(19,319)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized loss at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Liabilities(a)
Equity	Unrealized loss on futures variation margin	(19,319)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$829,662	$48,846	41

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAMI waived approximately $76,200 of its management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.144%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAMI reimbursed approximately $39,400 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $4,500.

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $140,200, $29,200, and $3,300 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $4,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $204,314,466 and $220,651,355, respectively.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from ordinary income	$6,694,352	$3,673,513

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$489,609
Capital loss carryforwards:(1)
Expiring 2016	(57,900,490)
Expiring 2017	(63,558,058)
Perpetual Long-term	(1,610,541)
Perpetual Short-term	(2,192,681)
Total capital loss carryforwards	$(125,261,770)
Unrealized gains — net	14,748,412
Total accumulated losses — net	$(110,023,749)

(1)	Expiration occurs on December 31 of the year indicated.

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$179,045,757
Gross unrealized gain	20,096,621
Gross unrealized loss	(5,333,922)
Net unrealized security gain	$14,762,699
Net unrealized loss on other investments	(14,287)
Net unrealized gain	$14,748,412

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $258,213 to undistributed net investment income from accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

8.    OTHER RISKS (continued)

Liquidity Risk —The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	73,062	$567,927	125,795	$1,027,362
Reinvestment of distributions	137,392	1,162,337	305,576	2,178,755
Shares redeemed	(1,330,769)	(10,618,859)	(1,456,936)	(12,601,962)
	(1,120,315)	(8,888,595)	(1,025,565)	(9,395,845)
Service Shares
Shares sold	701,586	5,481,832	906,394	7,207,578
Reinvestment of distributions	296,479	2,511,176	632,436	4,515,597
Shares redeemed	(2,209,838)	(17,763,898)	(2,107,462)	(18,190,511)
	(1,211,773)	(9,770,890)	(568,632)	(6,467,336)
NET DECREASE	(2,332,088)	$(18,659,485)	(1,594,197)	$(15,863,181)

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,126.30		$5.18
Hypothetical 5% return	1,000	1,020.26	+	4.93
Service
Actual	1,000	1,126.20		6.52
Hypothetical 5% return	1,000	1,019.00	+	6.19

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.97% and 1.22% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).
Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

        For the 2012 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1667 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2012 from foreign sources was 96.64%. The total amount of foreign taxes paid by the Fund was $0.0161 per share.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITINTLAR13/92381.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured Small Cap Equity Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 12.79% and 12.47%, respectively. These returns compare to the 16.30% average annual total return of the Fund’s benchmark, the Russell 2000® Index* (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

Representing the U.S. equity market, the S&P® 500 Index gained 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

During the Reporting Period as a whole, the Russell 2000® Index, representing the U.S. small-cap equity market, rose 16.30%. Nine of the ten sectors in the Russell 2000® Index were up, with the materials and consumer discretionary sectors gaining the most. The top-weighted financials sector was the largest positive contributor (weight times performance) to Russell 2000® Index returns.

*	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

The one sector in the Russell 2000® Index that generated a negative return during the Reporting Period was energy. The energy sector was comparatively weak, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. Large-cap stocks were least successful relative to small-cap stocks in the materials sector. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Although our quantitative model and five of its six investment themes enhanced relative returns, the Fund underperformed the S&P 500 Index during the Reporting Period, largely because of its industry exposures and control factors. Our stock selection added to relative performance during the Reporting Period.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes — Momentum, Valuation, Sentiment, Quality and Profitability — contributed positively to the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Fund’s Management theme detracted. The Management theme assesses the characteristics, policies and strategic decisions of company management.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

That said, despite the positive results from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt most by its relative positioning in building and construction products, computers and peripherals, semiconductors and semiconductor equipment, biotechnology, and transportation.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the energy, industrials and materials sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the information technology, consumer discretionary and health care sectors, which detracted most from the Fund’s results relative to the Russell Index.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oil refiner Western Refining, regional department store Stage Stores and diversified machinery manufacturer NACCO Industries. We chose to overweight Western Refining because of our positive views on Quality and Profitability. The Fund was overweight Stage Stores and NACCO Industries due to our positive views on Profitability and Valuation.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in mattress and pillow manufacturer Tempur-Pedic International, nutritional supplement company Herbalife and sporting goods retailer Zumiez. The Fund was overweight Tempur-Pedic International due to our positive views on Momentum and Profitability. Our positive views on Profitability led us to overweight Herbalife. We chose to overweight Zumiez because of our positive views on Management.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first quarter of 2012, we implemented an enhancement to our U.S. stock selection process with the introduction of a short-term model. Our alpha model forecasts returns using three- to 12-month horizons through which we create our long-term investment decisions. In addition to that, the short-term model now determines entry and exit points for trade execution. We believe this enhancement will further add value to our process.

During the second quarter of 2012, we implemented an enhancement to our stock selection process globally, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signals and structural valuation signals. The signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help capture the intrinsic value of a company more effectively and further add value to our process.

During the fourth quarter of 2012, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these signals effectively capture both the investment quality attributable to management decisions as well as the quality attributable to firm economics. Additionally, we extended our Momentum theme in continental Europe, the U.K. and Japan using enhanced cross-company linkages. In continental Europe and the U.K., we link economically-related companies, which may or may not belong to the same industry. In Japan, we leverage the unique corporate infrastructure of the region, called Keiretsu, where cross share holding is common, to create a cross-company linkage signal. We believe these signals help identify momentum trends earlier in their history.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2012, the Fund was overweight the health care, consumer discretionary and consumer staples sectors relative to the Russell Index. The Fund was underweight energy and information technology and was rather neutrally weighted in telecommunication services, utilities, industrials, materials and financials compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Structured Small Cap Equity Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	12.79%	4.48%	7.71%	4.86%	2/13/98
Service	12.47	4.19	N/A	2.75	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.99%
Service	1.06	1.24

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/123

Holding	% of Total Net Assets	Line of Business
Aspen Technology, Inc.	1.5%	Software & Services
Pharmacyclics, Inc.	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Southwest Gas Corp.	1.4	Utilities
Lumber Liquidators Holdings, Inc.	1.4	Retailing
Greenhill & Co., Inc.	1.3	Diversified Financials
Papa John’s International, Inc.	1.3	Consumer Services
Rayonier, Inc. (REIT)	1.2	Real Estate
Stage Stores, Inc.	1.2	Retailing
Lancaster Colony Corp.	1.2	Food, Beverage & Tobacco
International Bancshares Corp.	1.1	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

Structured Small Cap Equity Fund (continued)

as of December 31, 2012

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 6.5% of the Fund’s net assets at December 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	12.79%	4.48%	7.71%	4.86%
Service (Commenced August 31, 2007)	12.47%	4.19%	N/A	2.75%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 96.8%
Automobiles & Components – 0.8%
3,368	Cooper Tire & Rubber Co.	$85,412
1,536	Lear Corp.	71,946
5,736	Modine Manufacturing Co.*	46,634
17,769	Stoneridge, Inc.*	90,977
17,077	Superior Industries International, Inc.	348,371
1,333	Tenneco, Inc.*	46,802
5,012	The Goodyear Tire & Rubber Co.*	69,216
2,440	Visteon Corp.*	131,321

		890,679

Banks – 6.3%
3,894	1st Source Corp.	86,018
28,381	Astoria Financial Corp.	265,646
4,682	BancorpSouth, Inc.	68,076
1,527	Bank of Hawaii Corp.	67,264
2,797	BankUnited, Inc.	68,359
78,464	CVB Financial Corp.(a)	816,026
3,954	East West Bancorp, Inc.	84,971
24,110	First Bancorp	309,090
6,132	First Bancorp, Inc.	100,994
11,406	First Financial Bancorp	166,756
12,553	First Interstate Bancsystem, Inc.	193,693
22,559	First Niagara Financial Group, Inc.	178,893
21,209	FirstMerit Corp.	300,956
14,822	FNB Corp.	157,410
13,520	Fulton Financial Corp.	129,927
14,075	Great Southern Bancorp, Inc.	358,209
1,046	Iberiabank Corp.	51,380
64,629	International Bancshares Corp.	1,166,553
10,337	Investors Bancorp, Inc.	183,792
3,893	Northfield Bancorp, Inc.	59,368
5,475	Ocwen Financial Corp.*	189,380
3,260	Oritani Financial Corp.	49,943
3,950	PacWest Bancorp	97,881
24,749	PrivateBancorp, Inc.	379,155
11,699	Renasant Corp.	223,919
1,689	Republic Bancorp, Inc. Class A	35,689
2,511	State Bank Financial Corp.	39,875
766	SVB Financial Group*	42,873
3,407	Texas Capital Bancshares, Inc.*	152,702
3,779	Umpqua Holdings Corp.	44,554
5,251	United Bankshares, Inc.	127,704
39,010	Wilshire Bancorp, Inc.*	228,989
5,082	Wintrust Financial Corp.	186,509

		6,612,554

Capital Goods – 8.7%
1,857	Alamo Group, Inc.	60,612
3,990	Albany International Corp. Class A	90,493
3,352	American Science & Engineering, Inc.	218,584
6,857	American Woodmark Corp.*	190,762
8,625	Astec Industries, Inc.	287,471
7,674	Beacon Roofing Supply, Inc.*	255,391
10,882	Brady Corp. Class A	363,459
487	Cascade Corp.	31,314

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
5,717	Cubic Corp.	$274,244
9,498	Ducommun, Inc.*	153,583
8,338	Encore Wire Corp.	252,725
3,825	FreightCar America, Inc.	85,756
20,384	H&E Equipment Services, Inc.	307,187
6,534	Hexcel Corp.*	176,157
13,057	Hyster-Yale Materials Handling, Inc.	637,182
14,762	Kadant, Inc.*	391,341
43,981	LSI Industries, Inc.	308,307
8,267	Lydall, Inc.*	118,549
17,917	Miller Industries, Inc.	273,234
16,555	Mueller Industries, Inc.	828,247
7,951	Navistar International Corp.*(b)	173,093
5,149	Orbital Sciences Corp.*	70,902
1,859	Oshkosh Corp.*	55,119
3,707	Sauer-Danfoss, Inc.	197,843
85	Seaboard Corp.	215,040
4,492	Taser International, Inc.*	40,158
28,599	Tecumseh Products Co. Class A*	132,127
4,028	Tennant Co.	177,031
11,388	The Manitowoc Co., Inc.	178,564
13,174	The Toro Co.	566,218
11,919	Trex Co., Inc.*	443,744
15,484	Universal Forest Products, Inc.	589,011
11,061	Vicor Corp.*	59,951
13,546	Watsco, Inc.	1,014,595

		9,217,994

Commercial & Professional Services – 4.0%
6,196	ABM Industries, Inc.	123,610
19,317	CDI Corp.	330,900
3,172	Consolidated Graphics, Inc.*	110,766
8,969	Healthcare Services Group, Inc.	208,350
8,302	Heidrick & Struggles International, Inc.	126,689
23,393	HNI Corp.	703,194
9,501	Insperity, Inc.	309,353
48,423	Kelly Services, Inc. Class A	762,178
30,916	Kforce, Inc.	443,026
25,263	Kimball International, Inc. Class B	293,304
1,660	Manpower, Inc.	70,450
4,055	Mine Safety Appliances Co.	173,189
11,926	Steelcase, Inc. Class A	151,937
12,564	United Stationers, Inc.	389,358

		4,196,304

Consumer Durables & Apparel – 3.5%
2,047	Arctic Cat, Inc.*	68,349
4,349	Beazer Homes USA, Inc.*(b)	73,455
18,013	Blyth, Inc.(b)	280,102
5,598	Crocs, Inc.*	80,555
2,729	CSS Industries, Inc.	59,738
4,181	Ethan Allen Interiors, Inc.	107,493
86,666	Hovnanian Enterprises, Inc. Class A*(b)	606,662
4,431	iRobot Corp.*	83,037
6,360	Meritage Homes Corp.*	237,546

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
10,087	Movado Group, Inc.	$309,469
8,408	NACCO Industries, Inc. Class A	510,282
11,287	Oxford Industries, Inc.	523,265
19,424	Perry Ellis International, Inc.	386,538
4,612	PulteGroup, Inc.*	83,754
22,307	Smith & Wesson Holding Corp.*(b)	188,271
977	The Warnaco Group, Inc.*	69,924

		3,668,440

Consumer Services – 3.4%
9,497	Ascent Capital Group, Inc. Class A*	588,244
2,512	Biglari Holdings, Inc.*	979,730
10,702	Domino’s Pizza, Inc.	466,072
24,302	Papa John’s International, Inc.*	1,335,152
3,688	Weight Watchers International, Inc.(b)	193,104

		3,562,302

Diversified Financials – 5.3%
12,402	Apollo Investment Corp.	103,681
27,432	BlackRock Kelso Capital Corp.	275,966
21,795	Cash America International, Inc.	864,608
1,257	CBOE Holdings, Inc.	37,031
3,446	Cohen & Steers, Inc.	105,000
2,997	DFC Global Corp.*	55,474
677	Diamond Hill Investment Group, Inc.	45,941
3,168	Duff & Phelps Corp. Class A	49,484
1,742	Epoch Holding Corp.	48,602
2,184	Financial Engines, Inc.*	60,606
7,909	GAMCO Investors, Inc. Class A	419,731
17,521	Gladstone Capital Corp.	142,971
27,175	Greenhill & Co., Inc.	1,412,828
2,430	Horizon Technology Finance Corp.	36,183
3,490	Jefferies Group, Inc.	64,809
17,698	KBW, Inc.	270,779
37,002	NGP Capital Resources Co.	267,154
9,095	PHH Corp.*	206,911
5,555	Prospect Capital Corp.	60,383
5,589	Safeguard Scientifics, Inc.*	82,438
2,599	SEI Investments Co.	60,661
34,107	TICC Capital Corp.	345,163
7,605	World Acceptance Corp.*(b)	567,029

		5,583,433

Energy – 3.6%
51,862	Alon USA Energy, Inc.	938,184
3,425	Contango Oil & Gas Co.	145,083
3,969	Crosstex Energy, Inc.	56,915
14,693	Delek US Holdings, Inc.	372,027
30,891	Parker Drilling Co.*	142,099
11,691	SemGroup Corp. Class A*	456,884
34,655	W&T Offshore, Inc.	555,520
40,607	Western Refining, Inc.	1,144,711

		3,811,423

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 0.6%
11,447	Susser Holdings Corp.*	$394,807
17,872	The Pantry, Inc.*	216,787

		611,594

Food, Beverage & Tobacco – 2.8%
42,484	Alliance One International, Inc.*	154,642
4,240	Dole Food Co., Inc.*	48,633
3,635	Fresh Del Monte Produce, Inc.	95,782
5,928	J&J Snack Foods Corp.	379,036
18,348	Lancaster Colony Corp.	1,269,498
32,278	National Beverage Corp.	470,936
25,022	Pilgrim’s Pride Corp.*	181,410
6,387	Post Holdings, Inc.*	218,755
1,988	Sanderson Farms, Inc.	94,529

		2,913,221

Health Care Equipment & Services – 4.5%
4,547	ABIOMED, Inc.*(b)	61,203
13,491	Accuray, Inc.*	86,747
16,014	Align Technology, Inc.*	444,388
37,734	Amedisys, Inc.*	425,262
10,455	AMN Healthcare Services, Inc.*	120,755
16,234	Assisted Living Concepts, Inc. Class A	158,282
7,321	Bio-Reference Labs, Inc.*(b)	210,039
5,805	BioScrip, Inc.*	62,520
1,140	Coventry Health Care, Inc.	51,106
3,216	Cyberonics, Inc.*	168,936
3,835	Cynosure, Inc. Class A*	92,462
1,256	Haemonetics Corp.*	51,295
15,153	Hill-Rom Holdings, Inc.	431,861
2,492	IDEXX Laboratories, Inc.*	231,258
15,721	Invacare Corp.	256,252
31,683	Kindred Healthcare, Inc.*	342,810
1,587	Masimo Corp.	33,343
2,448	Molina Healthcare, Inc.*	66,243
36,745	PharMerica Corp.*	523,249
5,855	Select Medical Holdings Corp.	55,213
1,985	Sirona Dental Systems, Inc.*	127,953
28,604	Skilled Healthcare Group, Inc. Class A*	182,207
6,421	Sunrise Senior Living, Inc.*	92,334
29,158	Universal American Corp.	250,467
12,622	Vascular Solutions, Inc.*	199,428
835	WellCare Health Plans, Inc.*	40,656

		4,766,269

Household & Personal Products – 1.7%
58,085	Central Garden and Pet Co. Class A*	606,988
24,895	Herbalife Ltd.(b)	820,041
3,504	Medifast, Inc.*	92,471
7,863	USANA Health Sciences, Inc.*(b)	258,929

		1,778,429

Insurance – 1.9%
17,219	Amtrust Financial Services, Inc.	494,013
48,299	First American Financial Corp.	1,163,523
4,129	Global Indemnity PLC*	91,375

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
17,309	Maiden Holdings Ltd.	$159,069
4,763	Stewart Information Services Corp.	123,838

		2,031,818

Materials – 4.6%
16,958	A. Schulman, Inc.	490,595
8,786	Buckeye Technologies, Inc.	252,246
1,217	Eagle Materials, Inc.	71,194
7,263	Georgia Gulf Corp.(b)	299,817
34,028	Golden Star Resources Ltd.*(b)	62,612
22,940	Headwaters, Inc.*	196,366
3,319	Huntsman Corp.	52,772
1,526	Koppers Holdings, Inc.	58,217
25,297	Kraton Performance Polymers, Inc.*	607,887
2,177	Kronos Worldwide, Inc.	42,451
49,661	Louisiana-Pacific Corp.*	959,451
14,155	Materion Corp.	364,916
1,719	OM Group, Inc.*	38,162
7,043	Resolute Forest Products*	93,249
2,355	Schnitzer Steel Industries, Inc. Class A	71,427
48,974	Senomyx, Inc.*	82,276
20,667	Spartech Corp.*	187,450
15,940	Stepan Co.	885,308

		4,816,396

Media – 0.9%
7,802	AMC Networks, Inc. Class A*	386,199
2,201	Arbitron, Inc.	102,743
2,974	Cablevision Systems Corp. Class A	44,431
8,061	Entercom Communications Corp. Class A*	56,266
7,679	Harte-Hanks, Inc.	45,306
59,889	Journal Communications, Inc. Class A*	323,999

		958,944

Pharmaceuticals, Biotechnology & Life Sciences – 9.6%
34,356	Acorda Therapeutics, Inc.*	854,090
6,191	Aegerion Pharmaceuticals, Inc.*(b)	157,190
19,323	Affymax, Inc.*	367,137
76,681	Affymetrix, Inc.*	243,079
5,492	Arena Pharmaceuticals, Inc.*(b)	49,538
4,749	Auxilium Pharmaceuticals, Inc.*	87,999
18,148	AVEO Pharmaceuticals, Inc.*(b)	146,091
18,135	Bruker Corp.*	276,921
14,995	Cambrex Corp.*	170,643
6,874	Celsion Corp.*	56,298
1,476	Cepheid, Inc.*	49,904
28,358	Curis, Inc.*	97,268
24,872	Emergent Biosolutions, Inc.*	398,947
20,533	Genomic Health, Inc.*	559,730
2,223	Infinity Pharmaceuticals, Inc.*	77,805
3,373	Jazz Pharmaceuticals PLC*	179,444

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,526	Ligand Pharmaceuticals, Inc. Class B*	$52,389
6,289	Luminex Corp.*	105,404
2,987	Mettler-Toledo International, Inc.*	577,387
37,989	Momenta Pharmaceuticals, Inc.*	447,510
2,107	Myriad Genetics, Inc.*	57,416
4,066	PAREXEL International Corp.*	120,313
142,607	PDL BioPharma, Inc.(b)	1,005,379
25,475	Pharmacyclics, Inc.*	1,475,003
55,984	Progenics Pharmaceuticals, Inc.*	166,832
28,951	Questcor Pharmaceuticals, Inc.(b)	773,571
30,693	Santarus, Inc.*	337,009
48,417	Sciclone Pharmaceuticals, Inc.*	208,677
18,574	Spectrum Pharmaceuticals, Inc.(b)	207,843
4,025	Synageva BioPharma Corp.*	186,317
4,544	United Therapeutics Corp.*	242,740
36,541	Warner Chilcott PLC Class A	439,954

		10,175,828

Real Estate – 7.5%
22,228	AG Mortgage Investment Trust, Inc. (REIT)	521,913
10,812	Agree Realty Corp. (REIT)	289,654
1	Altisource Asset Management Corp.*	57
11,847	Altisource Portfolio Solutions SA*	1,026,602
3,809	Altisource Residential Corp. Class B*	60,335
7,604	CubeSmart (REIT)	110,790
3,849	DiamondRock Hospitality Co. (REIT)	34,641
10,858	Extra Space Storage, Inc. (REIT)	395,123
38,869	Franklin Street Properties Corp. (REIT)	478,477
16,513	Getty Realty Corp. (REIT)	298,225
4,025	Invesco Mortgage Capital, Inc. (REIT)	79,333
1,224	Jones Lang LaSalle, Inc.	102,743
15,723	LTC Properties, Inc. (REIT)	553,292
9,808	National Health Investors, Inc. (REIT)	554,446
22,862	Potlatch Corp. (REIT)	895,962
25,439	Rayonier, Inc. (REIT)	1,318,503
18,722	Starwood Property Trust, Inc. (REIT)	429,857
2,051	The St. Joe Co.*	47,337
3,365	Urstadt Biddle Properties, Inc. Class A (REIT)	66,223
25,137	Zillow, Inc. Class A*(b)	697,552

		7,961,065

Retailing – 7.1%
2,508	Asbury Automotive Group, Inc.*	80,331
7,333	Core-Mark Holding Co., Inc.	347,218
3,287	Destination Maternity Corp.	70,868

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
16,803	Francesca’s Holdings Corp.*(b)	$436,206
16,132	Fred’s, Inc. Class A	214,717
12,275	Group 1 Automotive, Inc.	760,927
1,027	Hibbett Sports, Inc.*	54,123
20,320	Hot Topic, Inc.	196,088
27,573	Lumber Liquidators Holdings, Inc.*(b)	1,456,682
3,594	OfficeMax, Inc.	35,077
31,302	Select Comfort Corp.*	819,173
18,363	Shoe Carnival, Inc.	376,258
52,746	Stage Stores, Inc.	1,307,046
9,173	The Buckle, Inc.	409,483
11,369	The Finish Line, Inc. Class A	215,215
2,573	Vitamin Shoppe, Inc.*	147,587
16,653	Zale Corp.*	68,444
26,159	Zumiez, Inc.*(b)	507,746

		7,503,189

Semiconductors & Semiconductor Equipment – 0.9%
11,539	Cypress Semiconductor Corp.*	125,083
7,015	DSP Group, Inc.*	40,406
28,994	Micrel, Inc.	275,443
19,607	Photronics, Inc.*	116,858
53,382	PLX Technology, Inc.*	193,777
9,655	RF Micro Devices, Inc.*	43,254
5,570	Skyworks Solutions, Inc.*	113,071

		907,892

Software & Services – 9.2%
40,564	Accelrys, Inc.*	367,104
1,413	ACI Worldwide, Inc.*	61,734
2,690	AOL, Inc.*	79,651
56,022	Aspen Technology, Inc.*	1,548,448
34,163	Blackbaud, Inc.	779,941
91,755	Ciber, Inc.*	306,462
11,209	CSG Systems International, Inc.*	203,780
10,625	Global Cash Access Holdings, Inc.*	83,300
2,164	Imperva, Inc.*	68,231
22,102	Lender Processing Services, Inc.	544,151
121,557	Lionbridge Technologies, Inc.*	488,659
14,371	LivePerson, Inc.*	188,835
18,583	LogMeIn, Inc.*	416,445
18,579	Manhattan Associates, Inc.*	1,121,057
1,877	Mantech International Corp. Class A	48,689
55,638	Marchex, Inc. Class B	228,672
10,091	MicroStrategy, Inc. Class A*	942,298
6,725	Monotype Imaging Holdings, Inc.	107,466
23,950	Pegasystems, Inc.	543,186
16,973	PROS Holdings, Inc.*	310,436
7,722	QAD, Inc. Class A	111,197
24,977	RealNetworks, Inc.*	188,826
5,402	RealPage, Inc.*	116,521
8,410	Responsys, Inc.*	50,124
15,437	Saba Software, Inc.*	134,919
8,794	TeleTech Holdings, Inc.*	156,533

Shares	Description	Value
Common Stocks – (continued)
Software and Services – (continued)
2,173	Travelzoo, Inc.*	$41,265
5,185	Ultimate Software Group, Inc.*	489,516

		9,727,446

Technology Hardware & Equipment – 4.2%
16,911	Agilysys, Inc.*	141,545
4,610	Avnet, Inc.*	141,112
48,416	Ciena Corp.*	760,131
32,273	Emulex Corp.*	235,593
41,270	Extreme Networks*	150,223
40,663	Finisar Corp.*	662,807
38,302	Imation Corp.*	178,870
19,606	Insight Enterprises, Inc.*	340,556
16,409	Jabil Circuit, Inc.	316,530
16,318	Methode Electronics, Inc.	163,669
9,132	National Instruments Corp.	235,697
1,408	Plantronics, Inc.	51,913
21,861	Polycom, Inc.*	228,666
165,434	Quantum Corp.*	205,138
21,771	Radisys Corp.*	64,878
2,411	Riverbed Technology, Inc.*	47,543
45,837	ShoreTel, Inc.*	194,349
30,589	Symmetricom, Inc.*	176,498
21,728	Tellabs, Inc.	49,540
7,770	Xyratex Ltd.	65,346

		4,410,604

Telecommunication Services – 0.9%
25,148	Cbeyond, Inc.*	227,338
10,998	magicJack VocalTec Ltd.*(b)	200,274
45,005	USA Mobility, Inc.	525,658

		953,270

Transportation – 2.0%
15,982	Celadon Group, Inc.	288,795
3,542	Genesee & Wyoming, Inc. Class A*	269,475
93,345	Pacer International, Inc.*	364,046
7,676	Saia, Inc.*	177,469
17,803	SkyWest, Inc.	221,825
53,204	U.S. Airways Group, Inc.*	718,254
7,243	Universal Truckload Services, Inc.	132,185

		2,172,049

Utilities – 2.8%
3,079	Aqua America, Inc.	78,268
887	CH Energy Group, Inc.	57,850
12,011	Dynegy, Inc.*	229,771
3,495	El Paso Electric Co.	111,526
14,319	Genie Energy Ltd. Class B	101,665
4,972	Northwest Natural Gas Co.	219,762
3,598	NorthWestern Corp.	124,959
4,644	Piedmont Natural Gas Co., Inc.(b)	145,404
2,379	Pinnacle West Capital Corp.	121,281
3,149	Questar Corp.	62,224
34,427	Southwest Gas Corp.	1,460,049
940	The Laclede Group, Inc.	36,293

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
5,280	UGI Corp.	$172,709
2,044	WGL Holdings, Inc.	80,104

		3,001,865

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $89,931,003)		$102,233,008

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 6.5%
Goldman Sachs Financial Square Money Market Fund — FST Shares
6,912,300	0.132%	$6,912,300
(Cost $6,912,300)

TOTAL INVESTMENTS – 103.3%
(Cost $96,843,303)		$109,145,308

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.3)%		(3,510,288)

NET ASSETS – 100.0%		$105,635,020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	30	March 2013	$2,539,800	$40,649

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $89,931,003)(a)	$102,233,008
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,912,300
Cash	3,069,508
Receivables:
Investments sold	2,525,816
Dividends	79,253
Fund shares sold	77,421
Futures variation margin	65,700
Securities lending income	21,526
Reimbursement from investment adviser	1,785
Total assets	114,986,317

Liabilities:
Payables:
Payable upon return of securities loaned	6,912,300
Investments purchased	2,264,727
Amounts owed to affiliates	68,277
Fund shares redeemed	42,214
Accrued expenses	63,779
Total liabilities	9,351,297

Net Assets:
Paid-in capital	101,764,371
Undistributed net investment income	905,623
Accumulated net realized loss	(9,377,628)
Net unrealized gain	12,342,654
NET ASSETS	$105,635,020
Net Assets:
Institutional	$82,961,157
Service	22,673,863
Total Net Assets	$105,635,020
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,529,307
Service	1,791,900
Net asset value, offering and redemption price per share:
Institutional	$12.71
Service	12.65

(a) Includes loaned securities having a market value of $6,917,326.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:
Dividends	$2,504,527
Securities lending income — affiliated issuer	140,738
Total investment income	2,645,265

Expenses:
Management fees	838,056
Professional fees	73,423
Printing and mailing costs	65,374
Custody and accounting fees	63,632
Distribution and Service fees — Service Class	57,887
Transfer Agent fees(a)	22,346
Trustee fees	15,001
Other	6,524
Total expenses	1,142,243
Less — expense reductions	(177,447)
Net expenses	964,796
NET INVESTMENT INCOME	1,680,469

Realized and unrealized gain (loss):
Net realized gain from:
Investments (includes payment by affiliate relating to certain investment transactions of $334,715)	18,613,993
Futures contracts	349,052
Net change in unrealized gain (loss) on:
Investments	(7,229,599)
Futures contracts	12,547
Net realized and unrealized gain	11,745,993
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,426,462

(a) Institutional and Service Shares had Transfer Agent fees of $17,716 and $4,630, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$1,680,469	$611,317
Net realized gain (includes payment by affiliate relating to certain investment transactions)	18,963,045	13,546,696
Net change in unrealized loss	(7,217,052)	(13,399,715)
Net increase in net assets resulting from operations	13,426,462	758,298

Distributions to shareholders:
From net investment income
Institutional Shares	(973,309)	(744,918)
Service Shares	(210,796)	(133,842)
Total distributions to shareholders	(1,184,105)	(878,760)

From share transactions:
Proceeds from sales of shares	8,018,264	14,135,180
Reinvestment of distributions	1,184,105	878,760
Cost of shares redeemed	(26,738,222)	(38,039,237)
Net decrease in net assets resulting from share transactions	(17,535,853)	(23,025,297)
TOTAL DECREASE	(5,293,496)	(23,145,759)

Net assets:

Beginning of year	110,928,516	134,074,275
End of year	$105,635,020	$110,928,516
Undistributed net investment income	$905,623	$443,217

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(a)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(b)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$11.40	$0.19	(c)(d)	$1.27	(e)	$1.46	$(0.15)	$—	$(0.15)	$12.71	12.79	%(e)	$82,961	0.81%	0.97%	1.55	%(d)	95%
2012 - Service	11.35	0.17	(c)(d)	1.25	(e)	1.42	(0.12)	—	(0.12)	12.65	12.47	(e)	22,674	1.06	1.22	1.34	(d)	95
2011 - Institutional	11.42	0.06	(c)(f)	0.02	(g)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83	0.99	0.55	(f)	33
2011– Service	11.37	0.03	(c)(f)	0.02	(g)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08	1.24	0.30	(f)	33
2010 - Institutional	8.82	0.08	(c)(h)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12		106,646	0.85	0.97	0.82	(h)	63
2010 - Service	8.78	0.06	(c)(h)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86		27,428	1.10	1.22	0.58	(h)	63
2009 - Institutional	6.98	0.08	(c)(i)	1.85		1.93	(0.09)	—	(0.09)	8.82	27.67		95,334	0.86	1.02	1.03	(i)	212
2009 - Service	6.96	0.07	(c)(i)	1.83		1.90	(0.08)	—	(0.08)	8.78	27.26		23,291	1.11	1.27	0.83	(i)	212
2008 - Institutional	10.71	0.09	(j)	(3.74)		(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)		86,253	0.86	1.06	0.85	(j)	189
2008 - Service	10.71	0.06	(j)	(3.73)		(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)		6,464	1.11	1.31	1.92	(j)	189

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(g)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(i)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(j)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.14% of average net assets.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$102,233,008	$—	$—
Securities Lending Reinvestment Vehicle	6,912,300	—	—
Total	$109,145,308	$—	$—

Derivatives Type
Assets
Futures Contracts(a)	$40,649	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore is not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)
Equity	Unrealized gain on futures variation margin	$40,649

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$349,052	$12,547	31

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM waived approximately $55,900 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended, December 31, 2012, GSAM reimbursed approximately $118,900 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $2,600.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $61,800, $4,700, and $1,800 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

On October 1, 2012, GSAM reimbursed the Fund in the amount of $334,715 to rectify a data issue in its portfolio management decision making process.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $103,671,774 and $120,499,946, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Fund invests the cash collateral received in connection with securities lending Goldman Sachs transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2012 is reported under Investment Income on the Statement of Operations. A portion of this amount, $48,541, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2012, GSAL earned $15,706 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2012 (in thousands):

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
2,056	45,266	(40,410)	6,912	$6,912

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from ordinary income	$878,760	$1,184,105

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$777,841
Capital loss carryforwards:(1)
Expiring 2017	(7,962,084)
Timing differences (Post October Loss Deferrals and other timing differences relating to REITs and other investments)	(1,006,470)
Unrealized gains — net	12,061,362
Total accumulated gains — net	$3,870,649

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $19,912,906 of capital losses in the current fiscal year.

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$97,083,946
Gross unrealized gain	19,383,687
Gross unrealized loss	(7,322,325)
Net unrealized security gain	$12,061,362

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $33,958 from undistributed net investment income to accumulated net realized gain(loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of partnership investments, underlying fund investments, passive foreign investment company investments and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

9.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	620,226	$7,785,373	1,149,991	$13,642,505
Reinvestment of distributions	77,554	973,309	65,458	744,918
Shares redeemed	(1,884,899)	(23,416,189)	(2,834,786)	(32,782,326)
	(1,187,119)	(14,657,507)	(1,619,337)	(18,394,903)
Service Shares
Shares sold	18,946	232,891	45,603	492,675
Reinvestment of distributions	16,864	210,796	11,803	133,842
Shares redeemed	(267,680)	(3,322,033)	(445,139)	(5,256,911)
	(231,870)	(2,878,346)	(387,733)	(4,630,394)
NET DECREASE	(1,418,989)	$(17,535,853)	(2,007,070)	$(23,025,297)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,046.60		$4.17
Hypothetical 5% return	1,000	1,021.06	+	4.12
Service
Actual	1,000	1,045.00		5.45
Hypothetical 5% return	1,000	1,019.81	+	5.38

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

        For the year ended December 31, 2012, 100% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITSTRSCAR13/92375.MF.MED.TMPL/2/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured U.S. Equity Fund

Annual Report

December 31, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 14.42% and 14.10%, respectively. These returns compare to the 15.96% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index* (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 15.96% during the Reporting Period to mark the fourth straight year of gains. The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Fed reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid 2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December 2012, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks drove market-leading returns in the

*	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Prices Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

financials sector. The heavily weighted financials sector was also the largest positive contributor (weight times performance) to S&P® 500 Index returns. On optimism about the economy and improved consumer confidence, the consumer discretionary sector also performed well. Conversely, the energy sector posted positive returns but was comparatively weak during the Reporting Period, as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global economic growth.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed similarly to each other. Large-cap stocks were least successful relative to small-cap stocks in the materials sector. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks across the capitalization spectrum. In the large-cap segment of the U.S. equity market, growth-oriented stocks underperformed value-oriented stocks primarily in the financials sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Although our quantitative model and four of its six investment themes enhanced relative returns, the Fund underperformed the S&P 500 Index during the Reporting Period, largely because of its industry exposures and control factors. Our stock selection added to relative performance during the Reporting Period.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. The Momentum theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Profitability, Valuation and Sentiment. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund’s Management and Quality themes detracted. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

That said, despite the positive results from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt most by its relative positioning in computers and peripherals, diversified financial services, food products, machinery, and communications equipment.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the energy, materials and telecommunication services sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the consumer staples, financials and consumer discretionary sectors, which detracted most from the Fund’s results relative to the S&P 500 Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biopharmaceutical company Gilead Sciences, integrated oil company Marathon Petroleum and diversified chemicals company LyondellBasell Industries. We chose to overweight Gilead Sciences due to our positive views on Profitability and Valuation. The overweight in Marathon Petroleum was the result of our positive views on Momentum and Profitability. The Fund was overweight LyondellBasell Industries given our positive views on Profitability and Quality.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in nutritional supplement company Herbalife and mattress and pillow manufacturer Tempur-Pedic International and an underweight position in diversified banking institution Bank of America. The Fund had an overweight position in Herbalife due to our positive views on Profitability and Quality. The Fund was overweight Tempur-Pedic International because of our positive views on Momentum and Profitability. The Fund’s underweight in Bank of America was the result of our negative views on Sentiment and Profitability.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first quarter of 2012, we implemented an enhancement to our U.S. stock selection process with the introduction of a short-term model. Our alpha model forecasts returns using three- to 12-month horizons through which we create our long-term investment decisions. In addition to that, the short-term model now determines entry and exit points for trade execution. We believe this enhancement will further add value to our process.

During the second quarter of 2012, we implemented an enhancement to our stock selection process globally, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signals and structural valuation signals. The signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help capture the intrinsic value of a company more effectively and further add value to our process.

During the fourth quarter of 2012, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these signals effectively capture both the investment quality attributable to management decisions as well as the quality attributable to firm economics. Additionally, we extended our Momentum theme in continental Europe, the U.K. and Japan using enhanced cross-company linkages. In continental Europe and the U.K., we link economically-related companies, which may or may not belong to the same industry. In Japan, we leverage the unique corporate infrastructure of the region, called Keiretsu, where cross share holding is common, to create a cross-company linkage signal. We believe these signals help identify momentum trends earlier in their history.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2012, the Fund was overweight the health care and energy sectors relative to the S&P 500 Index. The Fund was underweight consumer staples, industrials and telecommunication services and was rather neutrally weighted in consumer discretionary, information technology, financials, materials and utilities compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

FUND BASICS

Structured U.S. Equity Fund

as of December 31, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	14.42%	0.51%	6.08%	3.21%	02/13/98
Service	14.10	0.30	N/A	1.26	01/09/06
[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.70%
Service	0.85	0.95
[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/123

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.0%	Technology Hardware & Equipment
Exxon Mobil Corp.	3.9	Energy
JPMorgan Chase & Co.	2.6	Diversified Financials
Pfizer, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp.	2.2	Software & Services
Johnson & Johnson	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Berkshire Hathaway, Inc. Class B	1.9	Insurance
Merck & Co., Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Occidental Petroleum Corp.	1.7	Energy
News Corp. Class A	1.7	Media
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at December 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	14.42%	0.51%	6.08%	3.21%
Service (Commenced January 9, 2006)	14.10%	0.30%	N/A	1.26%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 0.2%
24,841	General Motors Co*	$716,166

Banks – 2.3%
8,176	M&T Bank Corp.	805,091
94,122	PNC Financial Services Group, Inc.	5,488,254
58,596	Wells Fargo & Co.	2,002,811

		8,296,156

Capital Goods – 5.2%
18,196	Emerson Electric Co.	963,660
4,223	Fluor Corp.	248,059
285,762	General Electric Co.	5,998,144
6,948	Harsco Corp.	163,278
44,387	Honeywell International, Inc.	2,817,243
5,532	Huntington Ingalls Industries, Inc.	239,757
10,384	MSC Industrial Direct Co., Inc. Class A	782,746
30,129	Navistar International Corp.*(a)	655,908
4,919	Oshkosh Corp.*	145,848
34,799	Raytheon Co.	2,003,031
2,469	Regal-Beloit Corp.	173,990
27,479	The Boeing Co.	2,070,818
48,374	The Toro Co.	2,079,115
9,074	WABCO Holdings, Inc.*	591,534

		18,933,131

Commercial & Professional Services – 0.9%
4,405	Avery Dennison Corp.	153,823
37,599	The ADT Corp.	1,747,978
49,042	Tyco International Ltd.	1,434,478

		3,336,279

Consumer Durables & Apparel – 0.1%
575	NVR, Inc.*	529,000

Consumer Services – 4.4%
130,821	Carnival Corp.	4,810,288
75,363	Marriott International, Inc. Class A	2,808,779
3,162	McDonald’s Corp.	278,920
23,072	Starbucks Corp.	1,237,121
44,962	Wyndham Worldwide Corp.	2,392,428
33,060	Wynn Resorts Ltd.	3,718,919
13,097	Yum! Brands, Inc.	869,641

		16,116,096

Diversified Financials – 6.4%
3,683	Ameriprise Financial, Inc.	230,666
25,925	BlackRock, Inc.	5,358,957
213,613	JPMorgan Chase & Co.	9,392,564
13,464	Leucadia National Corp.	320,309
26,554	Moody’s Corp.	1,336,197
102,668	Morgan Stanley	1,963,012
74,841	SEI Investments Co.	1,746,789
59,546	State Street Corp.	2,799,257

		23,147,751

Common Stocks – (continued)
Energy – 13.3%
45,761	Chevron Corp.	$4,948,595
99,448	ConocoPhillips	5,766,989
163,043	Exxon Mobil Corp.	14,111,372
66,107	Hess Corp.	3,501,027
82,278	Marathon Petroleum Corp.	5,183,514
32,373	McDermott International, Inc.*	356,750
72,076	Murphy Oil Corp.	4,292,126
81,299	Occidental Petroleum Corp.	6,228,316
14,513	Phillips 66	770,640
44,636	Tesoro Corp.	1,966,216
17,197	Ultra Petroleum Corp.*(a)	311,782
26,811	Valero Energy Corp.	914,791

		48,352,118

Food & Staples Retailing – 1.6%
109,091	CVS Caremark Corp.	5,274,550
13,078	Walgreen Co.	484,017

		5,758,567

Food, Beverage & Tobacco – 3.7%
185,360	Archer-Daniels-Midland Co.	5,077,011
6,847	Dean Foods Co.*	113,044
2,205	Ingredion, Inc.	142,068
16,123	Lorillard, Inc.	1,881,071
52,727	Philip Morris International, Inc.	4,410,086
32,245	Reynolds American, Inc.	1,335,910
27,933	Tyson Foods, Inc. Class A	541,900

		13,501,090

Health Care Equipment & Services – 0.8%
11,155	Abbott Laboratories	730,652
50,156	Cardinal Health, Inc.	2,065,424

		2,796,076

Household & Personal Products – 2.2%
6,076	Colgate-Palmolive Co.	635,185
96,784	Herbalife Ltd.(a)	3,188,065
9,834	Kimberly-Clark Corp.	830,285
12,050	Nu Skin Enterprises, Inc. Class A	446,452
42,719	The Procter & Gamble Co.	2,900,193

		8,000,180

Insurance – 3.9%
18,170	Assurant, Inc.	630,499
77,764	Berkshire Hathaway, Inc. Class B*	6,975,431
29,745	MetLife, Inc.	979,800
101,230	Prudential Financial, Inc.	5,398,596

		13,984,326

Materials – 3.7%
10,319	Allegheny Technologies, Inc.	313,285
23,049	CF Industries Holdings, Inc.	4,682,635
11,067	Cliffs Natural Resources, Inc.(a)	426,744
9,355	Commercial Metals Co.	139,015
27,277	Freeport-McMoRan Copper & Gold, Inc.	932,873

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
94,343	LyondellBasell Industries NV Class A	$5,386,042
6,809	Newmont Mining Corp.	316,210
26,279	Nucor Corp.	1,134,727

		13,331,531

Media – 5.1%
128,573	Cablevision Systems Corp. Class A	1,920,881
80,388	CBS Corp. Class B	3,058,763
8,740	Comcast Corp. Class A	314,203
37,810	DIRECTV*	1,896,550
98,464	DISH Network Corp. Class A	3,584,089
240,251	News Corp. Class A	6,136,010
28,093	Viacom, Inc. Class B	1,481,625

		18,392,121

Pharmaceuticals, Biotechnology & Life Sciences – 14.3%
9,110	Alexion Pharmaceuticals, Inc.*	854,609
38,496	Amgen, Inc.	3,322,975
23,398	Biogen Idec, Inc.*	3,431,785
185,618	Bristol-Myers Squibb Co.	6,049,291
69,156	Celgene Corp.*	5,443,960
51,054	Eli Lilly & Co.	2,517,983
24,320	Gilead Sciences, Inc.*	1,786,304
40,608	Hospira, Inc.*	1,268,594
104,869	Johnson & Johnson	7,351,317
158,572	Merck & Co., Inc.	6,491,938
6,763	Mylan, Inc.*	185,847
32,315	Myriad Genetics, Inc.*	880,584
341,076	Pfizer, Inc.	8,554,186
19,925	United Therapeutics Corp.*	1,064,393
28,367	Vertex Pharmaceuticals, Inc.*	1,189,712
89,804	Warner Chilcott PLC Class A	1,081,240
3,035	Watson Pharmaceuticals, Inc.*	261,010

		51,735,728

Real Estate Investment Trust – 2.7%
65,069	American Tower Corp.	5,027,881
89,677	Rayonier, Inc.	4,647,959

		9,675,840

Retailing – 2.2%
16,541	AutoNation, Inc.*	656,678
72,177	Liberty Interactive Corp. Class A*	1,420,443
8,834	Priceline.com, Inc.*	5,487,681
13,096	Urban Outfitters, Inc.*	515,458

		8,080,260

Semiconductors & Semiconductor Equipment – 1.0%
46,835	Broadcom Corp. Class A*	1,555,391
35,549	Cypress Semiconductor Corp.*	385,351
57,132	Intel Corp.	1,178,633
11,208	Lam Research Corp.*	404,945

		3,524,320

Common Stocks – (continued)
Software & Services – 10.8%
47,949	Accenture PLC Class A	$3,188,609
168,445	Activision Blizzard, Inc.	1,788,886
38,797	AOL, Inc.*	1,148,779
8,320	CA, Inc.	182,874
28,584	Computer Sciences Corp.	1,144,789
33,113	eBay, Inc.*	1,689,425
7,098	Google, Inc. Class A*	5,035,108
22,254	International Business Machines Corp.	4,262,754
33,827	Lender Processing Services, Inc.	832,821
12,303	Mastercard, Inc. Class A	6,044,218
299,791	Microsoft Corp.	8,013,413
101,971	Oracle Corp.	3,397,674
28,543	TIBCO Software, Inc.*	628,231
26,320	VeriSign, Inc.*	1,021,742
39,149	Yahoo!, Inc.*	779,065

		39,158,388

Technology Hardware & Equipment – 7.3%
27,048	Apple, Inc.	14,417,396
12,955	Avnet, Inc.*	396,553
272,412	Corning, Inc.	3,437,839
6,742	EchoStar Corp. Class A*	230,711
13,175	Molex, Inc.	360,073
73,417	QUALCOMM, Inc.	4,553,322
16,591	Seagate Technology PLC	505,694
59,433	Western Digital Corp.	2,525,308

		26,426,896

Telecommunication Services – 1.8%
157,208	AT&T, Inc.(b)	5,299,482
31,989	Verizon Communications, Inc.	1,384,164

		6,683,646

Transportation – 1.0%
37,583	CSX Corp.	741,513
57,623	Hertz Global Holdings, Inc.*	937,526
6,172	Norfolk Southern Corp.	381,676
12,366	Union Pacific Corp.	1,554,654

		3,615,369

Utilities – 2.9%
17,328	Ameren Corp.	532,316
32,210	Consolidated Edison, Inc.	1,788,943
21,005	Entergy Corp.	1,339,069
43,644	Integrys Energy Group, Inc.	2,279,090
26,062	Pinnacle West Capital Corp.	1,328,641
76,604	The Southern Co.	3,279,417

		10,547,476

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $316,162,452)		$354,638,511

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.1%
Goldman Sachs Financial Square Money Market Fund — FST Shares
3,848,500	0.132%	$3,848,500
(Cost $3,848,500)

TOTAL INVESTMENTS – 98.9%
(Cost $320,010,952)		$358,487,011

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,163,925

NET ASSETS – 100.0%		$362,650,936

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	91	March 2013	$6,461,455	$(34,739)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $316,162,452)(a)	$354,638,511
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	3,848,500
Cash	7,852,671
Receivables:
Fund shares sold	856,758
Dividends	297,204
Futures variation margin	164,255
Reimbursement from investment adviser	20,351
Investments sold	3,910
Securities lending income	1,960
Total assets	367,684,120

Liabilities:
Payables:
Payable upon return of securities loaned	3,848,500
Fund shares redeemed	289,508
Amounts owed to affiliates	214,241
Accrued expenses and other liabilities	680,935
Total liabilities	5,033,184

Net Assets:
Paid-in capital	478,614,869
Undistributed net investment income	543,243
Accumulated net realized loss	(154,948,496)
Net unrealized gain	38,441,320
NET ASSETS	$362,650,936
Net Assets:
Institutional	$262,758,841
Service	99,892,095
Total Net Assets	$362,650,936
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	21,650,830
Service	8,215,158
Net asset value, offering and redemption price per share:
Institutional	$ 12.14
Service	12.16

(a) Includes loaned securities having a market value of $4,122,749.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2012

Investment income:
Dividends (net of foreign taxes withheld of $50,969)	$8,854,773
Securities lending income — affiliated issuer	33,816
Total investment income	8,888,589

Expenses:
Management fees	2,343,277
Distribution and Service fees — Service Class	256,777
Printing and mailing costs	134,928
Transfer Agent fees(a)	75,583
Professional fees	73,203
Custody and accounting fees	59,965
Trustee fees	15,671
Other	11,529
Total expenses	2,970,933
Less — expense reductions	(330,253)
Net expenses	2,640,680
NET INVESTMENT INCOME	6,247,909

Realized and unrealized gain (loss):
Net realized gain from:
Investments (includes payment by affiliate relating to certain investment transactions of $253,295)	55,797,968
Futures contracts	1,271,578
Net change in unrealized loss on:
Investments	(12,053,661)
Futures contracts	(209,538)
Net realized and unrealized gain	44,806,347
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,054,256

(a) Institutional and Service Shares had Transfer Agent fees of $55,043 and $20,540, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$6,247,909	$6,659,716
Net realized gain (includes payment by affiliate relating to certain investment transactions)	57,069,546	31,578,074
Net change in unrealized loss	(12,263,199)	(21,078,210)
Net increase in net assets resulting from operations	51,054,256	17,159,580

Distributions to shareholders:
From net investment income
Institutional Shares	(4,750,506)	(4,875,179)
Service Shares	(1,549,712)	(1,550,818)
Total distributions to shareholders	(6,300,218)	(6,425,997)

From share transactions:
Proceeds from sales of shares	6,578,493	5,654,201
Reinvestment of distributions	6,300,218	6,425,997
Cost of shares redeemed	(68,247,499)	(80,667,735)
Net decrease in net assets resulting from share transactions	(55,368,788)	(68,587,537)
TOTAL DECREASE	(10,614,750)	(57,853,954)

Net assets:

Beginning of year	373,265,686	431,119,640
End of year	$362,650,936	$373,265,686
Undistributed net investment income	$543,243	$643,207

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	$10.80	$0.20		$1.36	(d)	$1.56	$(0.22)	$—	$(0.22)	$12.14	14.42	%(d)	$262,759	0.64%	0.72%	1.71%		134%
2012 - Service	10.82	0.18		1.35	(d)	1.53	(0.19)	—	(0.19)	12.16	14.10	(d)	99,892	0.85	0.97	1.51		134
2011 - Institutional	10.57	0.18	(e)	0.25		0.43	(0.20)	—	(0.20)	10.80	4.05		273,555	0.64	0.70	1.69	(e)	51
2011 - Service	10.58	0.16	(e)	0.25		0.41	(0.17)	—	(0.17)	10.82	3.90		99,711	0.85	0.95	1.48	(e)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	—	(0.15)	10.57	12.84		319,948	0.64	0.70	1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	—	(0.13)	10.58	12.60		111,171	0.85	0.95	1.25		38
2009 - Institutional	7.99	0.15		1.54		1.69	(0.18)	—	(0.18)	9.50	21.15		340,536	0.68	0.72	1.75		136
2009 - Service	8.00	0.13		1.54		1.67	(0.16)	—	(0.16)	9.51	20.89		112,530	0.89	0.97	1.53		136
2008 - Institutional	13.16	0.17		(5.06)		(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)		344,144	0.71	0.72	1.53		110
2008 - Service	13.16	0.14		(5.04)		(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)		106,586	0.92	0.97	1.34		110

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

December 31, 2012

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$354,638,511	$—	$—
Securities Lending Reinvestment Vehicle	3,848,500	—	—
Total	$358,487,011	$—	$—

Derivatives Type
Liabilities(a)
Futures Contracts	$(34,739)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Liabilities(a)
Equity	Unrealized loss on futures variation margin	$(34,739)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,271,578	$(209,538)	101

(a)	Average number of contracts is based on the average of month end balances for the at fiscal year ended December 31, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2012, contractual management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, Goldman Sachs waived approximately $41,000 in distribution and service fees for the Fund’s Services Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2012, GSAM reimbursed approximately $280,300 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2012, custody fee credits were approximately $9,000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2012, the amounts owed to affiliates of the Fund were approximately $190,300, $17,800, and $6,100 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $1,700, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

On October 1, 2012, GSAM reimbursed the Fund in the amount of $253,295 to rectify a data issue in its portfolio management decision making process.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were $493,579,954 and $547,162,085, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

7.    SECURITIES LENDING (continued)

on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2012, is reported under Investment Income on the Statement of Operations. A portion of this amount, $18,786, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2012, GSAL earned $3,772 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2012 (in thousands):

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
1,106	35,110	(32,367)	3,849	$3,849

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2012 was as follows:

	2011	2012
Distributions paid from ordinary income	$6,425,997	$6,300,218

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8.    TAX INFORMATION (continued)

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$543,243
Capital loss carryforwards:(1)
Expiring 2016	(14,576,277)
Expiring 2017	(139,998,215)
Total capital loss carryforwards	$(154,574,492)
Unrealized gains — net	38,067,316
Total accumulated losses — net	$(115,963,933)

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $53,753,636 of capital losses in the current fiscal year.

As of December 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$320,419,695
Gross unrealized gain	43,490,498
Gross unrealized loss	(5,423,182)
Net unrealized security gain	$38,067,316

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $47,655 from undistributed net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2012

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

11.    OTHER MATTERS (continued)

evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	323,842	$3,824,620	353,442	$3,800,085
Reinvestment of distributions	389,067	4,750,506	456,905	4,875,179
Shares redeemed	(4,386,993)	(52,057,770)	(5,760,949)	(63,115,601)
	(3,674,084)	(43,482,644)	(4,950,602)	(54,440,337)
Service Shares
Shares sold	233,357	2,753,873	171,780	1,854,116
Reinvestment of distributions	126,714	1,549,712	145,207	1,550,818
Shares redeemed	(1,362,510)	(16,189,729)	(1,606,493)	(17,552,134)
	(1,002,439)	(11,886,144)	(1,289,506)	(14,147,200)
NET DECREASE	(4,676,523)	$(55,368,788)	(6,240,108)	$(68,587,537)

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Institutional
Actual	$1,000	$1,058.30		$3.31
Hypothetical 5% return	1,000	1,021.92	+	3.25
Service
Actual	1,000	1,057.40		4.40
Hypothetical 5% return	1,000	1,020.86	+	4.32

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2012, the Trust consisted of 12 portfolios. Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Trust consisted of 96 portfolios (80 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2012, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITUSAR13/92374.MF.MED.TMPL/2/2013

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2012	2011	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$367,702	$597,101	Financial statement audits.
Audit-Related Fees
PwC	$—	$—	Other attest services.
Tax Fees
PwC	$82,875	$80,518	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2012	2011	Description of Services Rendered
Audit-Related Fees
PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2012 and December 31, 2011 by PwC were approximately $82,875 and $80,518, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 by PwC were approximately $11.6 million and $10.3 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2012.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 21, 2013

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2013